Exhibit 99.6



                        PRO FORMA VALUATION UPDATE REPORT
                      MUTUAL HOLDING COMPANY STOCK OFFERING


                                WILLOW GROVE BANK
                            Maple Glen, Pennsylvania



                                  Dated As Of:
                                November 11, 1998





                                  Prepared By:

                                RP Financial, LC.
                             1700 North Moore Street
                                   Suite 2210
                            Arlington, Virginia 22209

[LOGO]


RP Financial, LC.
Board of Directors
November 11, 1998
Page 1

                                                               November 11, 1998




Board of Directors
Willow Grove Bank
Welsh and Norristown Roads
Maple Glen, Pennsylvania  19002-8030

Members of the Board:

         We have completed and hereby provide an updated appraisal ("Second Update") of the estimated pro forma market value of the common stock which is to be offered in connection with the mutual-to-stock conversion transaction described below. This Second Update is furnished pursuant to the requirements of 563b.7 and has been prepared in accordance with the "Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization" ("Valuation Guidelines") of the Office of Thrift Supervision ("OTS"), including the most recent revisions as of October 21, 1994, and applicable regulatory interpretations thereof. As in the preparation of our original appraisal dated September 4, 1998 ("Original Appraisal") and the first updated appraisal dated October 30, 1998 ("First Update"), we believe the data and information used herein is reliable; however, we cannot guarantee the accuracy and completeness of such information.


Description of Reorganization

         We understand that the Board of Directors of Willow Grove Bank, Maple Glen, Pennsylvania ("Willow Grove" or the "Bank") has adopted a Plan of Conversion, incorporated herein by reference, in which the Bank will reorganize from the mutual form of organization to the mutual holding company form of organization. In the reorganization process, to become effective concurrent with the completion of the stock sale, Willow Grove will become a wholly-owned subsidiary of Willow Grove Bancorp, Inc. (the "Holding Company"), a Delaware Corporation, and Willow Grove Bancorp, Inc. will issue a majority of its common stock to Willow Grove, MHC (the "MHC"), and sell a minority of its common stock to the public. The above structure reflects what is called a "two-tier" mutual holding company structure. It is a two-tier structure because it will have two levels of holding companies: a "mid-tier" stock holding company and a "top-tier" mutual holding company. The number of shares of common stock sold to the public will approximate 44 percent of the shares issued in the offering, and the number of shares issued to the MHC will approximate 56 percent of the shares issued in the offering. In addition, the Holding Company intends to donate to a charitable foundation, immediately following the Conversion, authorized but unissued shares of the Holding Company stock equal to 4 percent of the number of shares sold in the offering.


[LETTERHEAD]

Board of Directors
November 11, 1998
Page 2


Limiting Factors and Considerations

         Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of the Common Stock. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change time to time, no assurance can be given that persons who purchase shares of common stock in the Conversion will thereafter be able to buy or sell such shares at prices related to the foregoing valuation of the estimated pro forma market value thereof.

         RP Financial's updated valuation was determined based on the financial condition and operations of the Bank as of September 30, 1998, the date of the most recent financial data included in the Holding Company's Prospectus.

         RP Financial is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by RP Financial shall not be used as an offer or solicitation with respect to the purchase or sale of any securities. RP Financial maintains a policy which prohibits RP Financial, its principals or employees from purchasing stock of its client financial institutions.

         This valuation will be updated as provided for in the conversion regulations and guidelines. These updates will consider, among other things, any developments or changes in the Bank's financial performance and condition, management policies, and current conditions in the equity markets for thrift shares. These updates may also consider changes in other external factors which impact value including, but not limited to: various changes in the legislative and regulatory environment for financial institutions, the stock market and the market for thrift stocks, and interest rates. Should any such new developments or changes be material, in our opinion, to the valuation of the shares, appropriate adjustments to the estimated pro forma market value will be made. The reasons for any such adjustments will be explained in the update at the date of the release of the update.

Discussion of Relevant Considerations

         This Second Update reflects the following noteworthy items: a review of stock market conditions since the October 30, 1998 date of the First Update, along with updated stock prices as of November 10, 1998. Pro forma market value is defined as the price at which Willow Grove's stock immediately upon completion of the offering would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of relevant facts.

         Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of the common stock. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the offering will thereafter be able to buy or sell such shares at prices related to the foregoing valuation of the pro forma market value thereof. RP Financial is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by RP Financial shall not be used as an offer or solicitation with respect to the purchase or sale of any securities. RP Financial maintains a policy which prohibits the company, its principals or employees from purchasing stock of its client institutions.

Board of Directors
November 11, 1998
Page 3


Discussion of Relevant Considerations


         1.       Stock Market Conditions

                  In the period since the First Update, the performance of the overall stock market has improved as stocks generally have been gaining back the ground lost in the late Summer/early Fall of 1998. The market has continued to respond to two successive rate cuts from the Fed and generally favorable economic reports -- both of which have been interpreted by the investment community as improving the investment outlook for stocks. The DJIA has enjoyed an increase since the October 30, 1998 update, and as of November 10, 1998, the DJIA closed at 8863.98, an increase of 3.2 percent. Similarly, since October 30, 1998, the SNL index has increased by 2.6 percent to 693.8. The most dramatic increase, however, was in the SNL MHC index, closing at 868.9, for an 8.8 percent increase since the First Update. We view movement in the MHC index as a firming up of the market for thrift stock offerings given the investment community's anticipation of second step pricing in the market price of publicly-traded MHCs. Such strength, however, appears to reflect retail buying of thrift stocks, including publicly-traded MHCs, as we understand from numerous sources that many of the institutional buyers, particularly mutual funds and hedge funds, are less active in the face of redemption requests. Table 1 below underscores these trends. Since the date of the First Update, three out of every four Peer Group companies had higher market prices as of November 10, 1998.

Board of Directors
November 11, 1998
Page 4


                                                      Table 1
                                              Selected Market Groups
                                          Average Pricing Characteristics

                                                              At Oct. 30,          At Nov. 10,               %
                                                                  1998                  1998              Change
                                                                  ----                  ----              ------

Peer Group of MHCs (Fully Converted Basis)
 Price/Earnings (x)                                              19.02x                 19.48x              2.4%
 Price/Core Earnings (x)                                         19.97                  20.51               2.7
 Price/Book (%)                                                  83.66%                 85.49%              2.2
 Price/Assets (%)                                                18.75                  19.55               4.3
 Avg. Mkt. Capitalization ($Mil)                               $220.94                $244.44              10.6

SAIF-Insured Thrifts
 Price/Earnings (x)                                              17.45x                 17.54x              0.5%
 Price/Core Earnings (x)                                         17.93                  18.32               2.2
 Price/Book (%)                                                 126.24%                128.18%              1.5
 Price/Assets (%)                                                16.02                  16.21               1.2
 Avg. Mkt. Capitalization ($Mil)                               $145.23                $148.28               2.1

Recent Conversions(1)
 Price/Core Earnings (x)                                         17.86x                 16.75x             (6.2%)
 Price/Book (%)                                                  69.74%                 69.70%             (0.1)

(1)  Ratios based on conversions completed for prior three months.


                  The "new issue" market is separate and distinct from the market for seasoned issues. Accordingly, as discussed in the earlier valuation reports, RP Financial has considered the pro forma pricing and trading level of recently converted companies in this Second Update, including full stock conversions and mutual holding companies. Between the date of the Original Appraisal and the First Update, there has been limited new activity. In the last three months there have been five full conversion offerings, only two of which are NASDAQ listed (see Table 2); of these two, CNY Financial remains slightly below the IPO price, whereas First Niles has increased by nearly 14 percent (see Table 3). On average, the two recent publicly-traded conversions are trading at
69.7 percent price/tangible book. The two new publicly-traded mutual holding companies, Sound Bancorp and West Essex Bancorp, essentially remain unchanged in price since the First Update, with both remaining below their IPO price and trading at an average of 65.4 percent price/tangible book. Other offerings in the market have been forced to either extend their offerings or resolicit at lower valuations due to subscriptions falling below the previously established valuation range, including conversions, MHC offerings and second step conversions.

RP Financial, LC.

                                     Table 2
                Pricing Characteristics and After-Market Trends
                Recent Conversions Completed (Last Three Months)


              Institutional Information                                  Pre-Conversion Data                Offering Information
              -------------------------                          -----------------------------------
                                                                  Financial Info.      Asset Quality
                                                                 -----------------    --------------

                                        Conversion                         Equity/    NPAs/      Res.     Gross     % of    Exp./
Institution                    State       Date       Ticker     Assets     Assets    Assets     Cov.     Proc.     Mid.    Proc.
-----------                    -----       ----       ------     ------     ------    ------     ----     -----     ----    -----
                                                                 ($Mil)      (%)      (%)(2)     (%)     ($Mil.)    (%)      (%)

Standard Conversions
--------------------
First Niles Financial, Inc.       OH     10/27/98      FNFI       $73      16.64%     2.39%       49%     $17.5      88%     3.4%
CNY Financial                     NY*    10/06/98      CNYF       238      13.48%     0.68%      187%      52.5      87%     3.3%
IBL Bancorp, Inc.                 LA     10/01/98      Pink        23       7.51%     0.91%      195%       2.1      88%    17.8%
Farnsworth Bancorp, Inc.          NJ     09/30/98      Pink        39       5.75%     1.72%       19%       3.8      92%     8.7%
CGB&L Financial Group, Inc.       IL     09/23/98      Pink         7      14.22%     0.16%      300%       1.0      90%    25.7%

                          Averages - Standard Conversions:        $76      11.52%     1.17%      150%     $15.4      89%    11.8%
                           Medians - Standard Conversions:        $39      13.48%     0.91%      187%      $3.8      88%     8.7%

                                                                                                     Pro Forma Data
                               Contribution to          Insider Purchases               ------------------------------------------
                              Charitable Found.                                           Pricing Ratios(4)      Financial Charac.
                              -----------------                                         --------------------    ------------------
                                                  Benefit Plans
                                                  --------------             Initial
                                        % of               Recog.  Mgmt.&    Dividend           Core
Institution                    Form   Offering    ESOP     Plans   Dirs.      Yield     P/TB   P/E(5)   P/A      ROA    TE/A  ROE
-----------                    ----   --------    ----     -----   -----      -----     ----   ------   ---      ---    ----  ---
                                        (%)       (%)       (%)    (%)(3)      (%)       (%)     (x)    (%)      (%)    (%)   (%)

Standard Conversions
--------------------
First Niles Financial, Inc.    N.A.     N.A.      8.0%      4.0%    8.6%      0.00%     65.0%    31.6x  20.0%    0.6%  30.7%  2.1%
CNY Financial                  N.A.     N.A.      8.0%      4.0%    3.0%      0.00%     69.8%    17.9   19.0%    1.1%  27.2%  3.9%
IBL Bancorp, Inc.              N.A.     N.A.      8.0%      4.0%   18.0%      1.50%     65.9%     9.5    8.7%    0.9%  13.1%  6.9%
Farnsworth Bancorp, Inc.       N.A.     N.A.      8.0%      4.0%   10.2%      0.00%     72.5%    12.3    9.1%    0.7%  12.6%  5.9%
CGB&L Financial Group, Inc.    N.A.     N.A.      8.0%      4.0%   22.4%      2.00%     61.8%    18.9   13.1%    0.7%  21.2%  3.3%

                               N.A.     N.A.      8.0%      4.0%   12.4%      0.70%     67.0%    18.1x  14.0%    0.8%  21.0%  4.4%
                               N.A.     N.A.      8.0%      4.0%   10.2%      0.00%     65.9%    17.9x  13.1%    0.7%  21.2%  3.9%

                                                           Post-IPO Pricing Trends
                                          --------------------------------------------------------------
                                                               Closing Price:
                                          --------------------------------------------------------------
                                           First                 After                 After
                                 IPO      Trading       %        First        %        First        %
Institution                     Price       Day       Change    Week(6)     Change    Month(7)    Change
-----------                     -----       ---       ------    -------     ------    --------    ------
                                 ($)        ($)        (%)        ($)        (%)        ($)        (%)

Standard Conversions
--------------------
First Niles Financial, Inc.    $10.00     $11.50      15.0%     $10.75       7.5%     $11.38      13.8%
CNY Financial                   10.00      10.00       0.0%       9.50      -5.0%       9.50      -5.0%
IBL Bancorp, Inc.               10.00      10.00       0.0%      10.00       0.0%      10.00       0.0%
Farnsworth Bancorp, Inc.        10.00      11.00      10.0%      10.88       8.8%      10.63       6.3%
CGB&L Financial Group, Inc.     10.00      10.00       0.0%      10.00       0.0%      10.00       0.0%

                               $10.00     $10.50       5.0%     $10.23       2.3%     $10.30       3.0%
                               $10.00     $10.00       0.0%     $10.00       0.0%     $10.00       0.0%

Note:  * - Appraisal performed by RP Financial; "NT" - Not Traded; "NA" - Not Applicable, Not Available.

(1) Non-OTS regulated thrift.                                      (6) Latest price if offering less than one week old.
(2) As reported in summary pages of prospectus.                    (7) Latest price if offering more than one week but less than
(3) As reported in prospectus.                                         one month old.
(4) Does not take into account the adoption of SOP 93-6.           (8) Simultaneously converted to commercial bank charter.
(5) Excludes impact of special SAIF assessment on earnings.                                                        November 10, 1998

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700
                                    Table 3
                           Market Pricing Comparatives
                         Prices As of November 10, 1998

                                        Market
                                    Capitalization   Per Share Data            Pricing Ratios(3)                    Dividends(4)
                                    --------------- ---------------   -----------------------------------   -----------------------
                                                     Core    Book
                                    Price/   Market  12-Mt   Value/                                         Amount/         Payout
Financial Institution              Share(1)  Value   EPS(2)  Share    P/E     P/B   P/A     P/TB   P/CORE    Share   Yield  Ratio(5)
---------------------              --------  -----   ------  -----    ---     ---   ---     ----   ------    -----   -----  -------
                                       ($)   ($Mil)    ($)     ($)    (X)     (%)   (%)     (%)      (x)      ($)    (%)      (%)

SAIF-Insured Thrifts                 16.24   148.28   0.91   13.28   17.54  128.18  16.21  133.69   18.32    0.33    2.03    33.57
All Public Companies                 16.54   170.79   0.95   13.22   17.11  130.37  16.21  135.83   18.06    0.34    2.02    32.72
Special Selection Grouping(8)        10.38    25.12   0.44   14.86    0.00   69.70  20.28   69.70   16.75    0.00    0.00     0.00
State of PA                          15.27   149.71   0.87   10.92   17.82  148.75  14.91  155.65   18.77    0.29    1.80    27.76

Comparable Group
----------------

Special Comparative Group(8)
----------------------------
CNYF  CNY Financial Corp of NY       9.38    50.25   0.56   14.34      NM    65.41  17.81   65.41   16.75    0.00   0.00      0.00
FNFI  First Niles Financial of OH   11.38     0.00   0.32   15.38      NM    73.99  22.74   73.99      NM    0.00   0.00      0.00


                                               Financial Characteristics(6)
                                     -------------------------------------------------------
                                                                  Reported         Core
                                      Total   Equity/  NPAs/    ------------ ---------------
Financial Institution                 Assets  Assets  Assets    ROA     ROE     ROA     ROE
---------------------                -------- ------  ------    ---     ---     ---     ---
                                      ($Mil)    (%)    (%)      (%)     (%)     (%)     (%)

SAIF-Insured Thrifts                 1,123    13.72    0.60    0.90    7.70    0.86    7.24
All Public Companies                 1,218    13.46    0.60    0.93    8.16    0.89    7.67
Special Selection Grouping(8)          185    28.98    1.28    0.56    1.91    0.85    2.99
State of PA                          1,319    10.80    0.66    0.84    9.24    0.85    9.08

Comparable Group
----------------

Special Comparative Group(8)
----------------------------
CNYF  CNY Financial Corp of NY         282    27.23    1.28    0.47    1.74    1.06    3.91
FNFI  First Niles Financial of OH       88    30.74      NA    0.64    2.08    0.64    2.08

(1)  Average of High/Low or Bid/Ask price per share.
(2) EPS (estimate core basis) is based on actual trailing twelve month data, adjusted to omit non-operating items (including the SAIF assessment) on a tax effected basis.
(3) P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/CORE = Price to estimated core earnings.
(4)  Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated dividend as a percent of trailing twelve month estimated core earnings.
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.
(7) Excludes from averages those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.
(8)  Includes Converted Last 3 Mths (no MHC);


Source: Corporate reports, offering circulars, and RP Financial, LC.
        calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

Board of Directors
November 11, 1998
Page 7


Summary of Adjustments

         We have upgraded one valuation parameter since the First Update, i.e., marketing of the issue, as summarized below.


                                                 Willow Grove Bank
                                               Valuation Adjustments

                                                                Previous                 Current Change in
Key Valuation Parameters                                  Valuation Adjustment          Valuation Adjustment
------------------------                                  --------------------          --------------------

Financial Condition                                         Slight Downward               No Change
Profitability, Growth and Viability of Earnings             Slight Downward               No Change
Asset Growth                                                No Adjustment                 No Change
Primary Market Area                                         Slight Upward                 No Change
Dividends                                                   Slight Downward               No Change
Liquidity of the Shares                                     No Adjustment                 No Change
Marketing of the Issue                                      Significant Downward          Moderate Downward
Management                                                  No Adjustment                 No Change
Effect of Government Regul. & Reg. Reform                   No Adjustment                 No Change


         Overall, taking into account the foregoing factors, we believe that an increase in the Bank's valuation ratios on a fully converted basis are appropriate, taking into account the general increase in market prices and the moderating of the marketing of the issue valuation parameter.


Valuation Approaches

         In applying the accepted valuation methodology promulgated by the OTS, i.e., the pro forma market value approach, we considered the three key pricing ratios in valuing Willow Grove to-be-issued stock -- price/earnings ("P/E"), price/book ("P/B"), and price/assets ("P/A") approaches -- all performed on a pro forma basis including the effects of the conversion proceeds. In computing the pro forma impact of the conversion and the related pricing ratios, updated information consistent with the prospectus for the effective tax rate, offering expenses, reinvestment rate, stock benefit plans and the amount of stock contributed to the Foundation utilized in the Original Appraisal did not change in this update. The pro assumptions are summarized in Exhibits 2 and 3.

         Consistent with earlier valuation reports, this updated appraisal continues to be based primarily on fundamental analysis techniques applied to the Peer Group, including the P/E approach, the P/B approach and the P/A approach, but also incorporates a technical analysis of recently completed stock conversions, principally the P/B approach which (as discussed in the Original Appraisal) is the most meaningful pricing ratio as the pro forma P/E ratios reflect an assumed reinvestment rate and do not yet reflect the actual use of proceeds.

Board of Directors
November 11, 1998
Page 8


         Based on the foregoing, we have concluded that the pro forma market value range of Willow Grove's stock is subject to an increase. Therefore, as of November 11, 1998, RP Financial concluded that the pro forma market value of Willow Grove's stock as a mutual holding company on a fully-converted basis, taking into account the 4 percent contribution to a charitable foundation subsequent to the completion of the offering, is equal to $47,320,000, which represents a 15 percent decrease from the midpoint valuation of $41,080,000 concluded in the First Update. The implied conversion pricing ratios relative to the Peer Group's pricing ratios are indicated in Table 4, and the updated pro forma calculations are detailed in Exhibits 2 and 3.

             1. P/B Approach. Based on the updated midpoint value, Willow Grove's pro forma full conversion P/TB ratio was 63.81 percent (versus the 59.55 percent midpoint valuation in the First Update). Relative to the average P/TB ratio indicated for the Peer Group of 86.70 percent (fully converted basis), Willow Grove's updated valuation reflected a 26.4 percent discount relative to the Peer Group (versus the 29.8 percent discount applied in the First Update). At the supermaximum of the range, Willow Grove's P/TB ratio approximates 72.07 percent.

                  The updated P/TB pricing for Willow Grove at the midpoint falls between the P/TB ratios for the two recently completed publicly-traded MHCs (full conversion basis). Further, factoring in only the MHC offering (i.e., not on a full conversion basis), Willow Grove's P/TB pricing appears to be consistent with Sound Bancorp and West Essex Bancorp. Also, Willow Grove's full conversion P/TB at the upper end of the range exceeds the average current P/TB for the two recent standard conversions which are publicly traded.

             2. P/E Approach. In applying the P/E approach we considered both core and reported earnings, with highest confidence in the core earnings estimates. Willow Grove's reported and core earnings for the twelve months ended September 30, 1998 equaled $2.616 and $3.135 million, respectively (see Table 1 in the First Update). Based on Willow Grove's core earnings, and incorporating the impact of the pro forma assumptions discussed previously, the Bank's reported and core P/E multiple at the updated midpoint value (full conversion) equaled 13.76 and 12.39 times, respectively. Comparatively, the Peer Group posted an average reported and core P/E multiple of 19.48 and 19.04 times, respectively (fully converted basis), which indicated discounts of 29.4 and 39.6 percent, respectively, in the Bank's reported and core P/E multiples. At the supermaximum of the range, the Bank's reported and core P/E ratios approximate
16.89 and 15.32 times, respectively.

             3. P/A Approach. At the updated midpoint value, Willow Grove exhibited a pro forma P/A ratio of 10.80 percent. In comparison to the Peer Group's average P/A ratio of 19.55 percent (fully converted basis), Willow Grove's P/A ratio indicated a discount of 44.8 percent (versus a discount of 49.4 percent at the fully-converted midpoint valuation in the Original Appraisal). At the supermaximum of the range, Willow Grove's P/A ratio approximates 13.89 percent.


Summary

         Based on the foregoing, we have concluded that Willow Grove's estimated pro forma market value should be increased from the level in the First Update. Accordingly, it is our opinion, as of November 11, 1998, the estimated aggregate pro forma market value of the

RP FINANCIAL, LC.
--------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                                    Table 4
        MHC INSTITUTIONS -- IMPLIED PRICING RATIOS FULL CONVERSION BASIS
                               and the Comparables
                             As of November 10, 1998


                                       Fully Converted
                                        Implied Value      Per Share (8)
                                       ----------------    --------------
                                                Implied    Core    Book                Pricing Ratios(3)
                                        Price/   Market    12-Mth  Value/     -----------------------------------
                                       Share(1)  Val(8)    EPS(2)  Share      P/E    P/B     P/A    P/TB   P/CORE
                                       -------- -------    ------  ------    -----  ------  -----  ------  ------
                                         (%)    ($Mil)      ($)     ($)       (X)    (%)     (%)     (%)     (X)

Willow Grove Bank
-----------------
  Superrange                             10.00    62.58     0.59   14.24     16.89   70.24  13.89   72.07   15.32
  Range Maximum                          10.00    54.42     0.65   15.13     15.28   66.11  12.26   67.98   13.80
  Range Midpoint                         10.00    47.32     0.73   16.15     13.76   61.92  10.80   63.81   12.39
  Range Minimum                          10.00    40.22     0.82   17.53     12.13   57.03   9.31   58.92   10.88

SAIF-Insured Thrifts(7)
-----------------------
  Averages                               16.24   148.28     0.91   13.28     17.54  128.18  16.21  133.69   18.32
  Medians                                  ---      ---      ---     ---     16.81  116.30  14.88  120.07   17.77

All Non-MHC State of PA(7)
--------------------------
  Averages                               16.31   173.55     1.00   11.96     16.64  141.22  13.72  147.27   18.02
  Medians                                  ---      ---      ---     ---     16.26  133.84  12.82  139.77   17.58

Publicly-Traded MHC Institutions,
  Full Conversion Basis
---------------------------------
  Averages                               14.17   244.44     0.71   16.33     19.48   85.49  19.55   86.70   20.51
  Medians                                  ---      ---      ---     ---     19.04   84.05  19.29   85.04   19.22

Publicly-Traded MHC Institutions, Full
  Conversion Basis
--------------------------------------
ALLB  Alliance Bank MHC of PA (19.9)     13.63    46.61     0.89   18.90     15.31   72.12  14.84   72.12   15.31
BCSB  BCSB Bankcorp MHC of MD (38.6)      9.75    59.89     0.52   12.45     18.75   78.31  19.59   78.31   18.75
BRKL  Brookline Bncp MHC of MA (47.0)    12.00   350.16     0.68   14.96     17.14   80.21  35.15   80.21   17.65
FFFL  Fidelity Bcsh MHC of FL 47.9)      23.13   168.62     1.20   23.48     16.40   98.51  10.88  100.00   19.28
SBFL  Fingr Lakes Fin,MHC OF NY 33 1     11.00    39.50     0.43   12.65     22.45   86.96  13.24   86.96   25.58
GBNK  Gaston Fed Bncp MHC of NC(47.0     13.75    62.05     0.49   15.44     26.44   89.05  26.83   89.05   28.06
HARS  Harris Fin. MHC of PA (24.9)       16.88   650.34     0.68   16.35     20.59  103.24  22.75  106.23   24.82
JXSB  Jcksnville SB,MHC of IL (45.6)     13.38    26.48     0.51   15.99     19.11   83.68  14.71   83.68   26.24
LFED  Leeds Fed Bksr MHC of MD (36.3     14.88    82.91     0.86   17.34     17.30   85.81  23.69   85.81   17.30
LIBB  Liberty Bancorp MHC of NJ (47)      9.75    38.03     0.51   13.20     19.12   73.86  14.31   73.86   19.12
NBCP  Niagara Bancorp of NY MHC(45.4     11.50   342.77     0.62   14.17     24.47   81.16  21.52   81.16   18.55
NWSB  Northwest Bcrp MHC of PA (30.8     12.00   579.22     0.66   12.09     17.91   99.26  19.78  103.18   18.18
PBHC  Pathfinder BC MHC of NY (45.2      11.88    33.01     0.62   14.17     16.97   83 84  15.43   91.88   19.16
PBCT  Peoples Bank, MHC of CT (41.2)     28.38  2155.23     1.32   26.86     15.02  105.66  19.95  113.38   21.50
PLSK  Pulaski SB, MHC of NJ (47.0)       11.38    24.64     0.63   15.76     18.97   72.21  12.14   72.21   18.06
SKBOD Skibo Fin Corp MHC of PA(45.0)     12.00    42.49     0.51   14.24     26.09   84.27  24.77   84.27   23.53
SFFS  Sound Bancorp MHC of NY (44.1)      9.94    51.82     0.78   14.80     12.74   67.16  17.33   67.16   12.74
WAYN  Wayne Svgs Bks MHC of OH (48.2     21.25    53.93     0.94   19.43     21.04  109.37  18.99  109.37   22.61
WCFB  Wbstr Cty FSB MHC of IA (45.6)     17.00    39.03     0.85   18.56     20.00   91.59  33.36   91.59   20.00
WEBK  West Essex MHC of NJ (42.2)        10.00    42.07     0.42   15.73     23.81   63.57  11.77   63.57   23.81


                                              Dividends(4)                     Financial Characteristics(6)
                                        -----------------------   ------------------------------------------------
                                                                                           Reported        Core
                                        Amount/        Payout     Total  Equity/  NPAs/   -----------   ----------
                                        Share   Yield  Ratio(5)   Assets Assets   Assets  ROA    ROE    ROA   ROE
                                        ------- -----  --------   ------ -------  ------  ----   ----   ----  ----
                                         ($)     (%)      (%)     ($Mil)   (%)     (%)     ($)    (%)    ($)   (%)

Willow Grove Bank
-----------------
  Superrange                             0.00   0.00    0.00         451  19.77   0.38    0.82   4.16   0.91  4.59
  Range Maximum                          0.00   0.00    0.00         444  18.54   0.39    0.80   4.33   0.89  4.79
  Range Midpoint                         0.00   0.00    0.00         438  17.45   0.39    0.79   4.50   0.87  5.00
  Range Minimum                          0.00   0.00    0.00         432  16.32   0.40    0.77   4.70   0.86  5.24

SAIF-Insured Thrifts(7)
-----------------------
  Averages                               0.33   2.03   33.57       1,123  13.72   0.60    0.90   7.70   0.86  7.24
  Medians                                 ---    ---     ---         ---    ---    ---     ---    ---    ---   ---

All Non-MHC State of PA(7)
--------------------------
  Averages                               0.33   1.98   32.68       1,419  10.40   0.60    0.87   9.94   0.88  9.77
  Medians                                 ---    ---     ---         ---    ---    ---     ---    ---    ---   ---

Publicly-Traded MHC Institutions,
  Full Conversion Basis
---------------------------------
  Averages                               0.32   1.94   34.51       1,216  23.02   0.59    1.07   4.73   1.03  4.47
  Medians                                 ---    ---     ---         ---    ---    ---     ---    ---    ---   ---

Publicly-Traded MHC Institutions, Full
  Conversion Basis
--------------------------------------
ALLB  Alliance Bank MHC of PA (19.9)     0.36   2.64   40.45         314  20.57   0.89    1.01   4.77   1.01  4.77
BCSB  BCSB Bankcorp MHC of MD (38.6)     0.00   0.00    0.00         306  25.02   0.34    1.05   4.18   1.05  4.18
BRKL  Brookline Bncp MHC of MA (47.0)    0.20   1.67   29.41         996  43.82   0.33    2.26   5.88   2.19  5.71
FFFL  Fidelity Bcsh MHC of FL 47.9)      1.00   4.32    NM         1,549  11.05   0.27    0.80   6.12   0.68  5.21
SBFL  Fingr Lakes Fin,MHC OF NY 33 1     0.24   2.18   55.81         298  15.22   0.50    0.64   3.93   0.56  3.45
GBNK  Gaston Fed Bncp MHC of NC(47.0     0.20   1.45   40.82         231  30.13   0.50    1.01   4.37   0.95  4.12
HARS  Harris Fin. MHC of PA (24.9)       0.22   1.30   32.35       2,858  22.04   0.65    1.17   5.09   0.97  4.22
JXSB  Jcksnville SB,MHC of IL (45.6)     0.30   2.24   58.82         180  17.58   0.79    0.76   4.42   0.56  3.22
LFED  Leeds Fed Bksr MHC of MD (36.3     0.56   3.76   65.12         350  27.60   0.83    1.41   5.01   1.41  5.01
LIBB  Liberty Bancorp MHC of NJ (47)     0.00   0.00    0.00         266  19.37   0.38    0.74   3.89   0.74  3.89
NBCP  Niagara Bancorp of NY MHC(45.4     0.12   1.04   19.35       1,593  26.52   0.26    0.96   4.08   1.27  5.38
NWSB  Northwest Bcrp MHC of PA (30.8     0.16   1.33   24.24       2,928  19.93   0.52    1.22   5.64   1.20  5.56
PBHC  Pathfinder BC MHC of NY (45.2      0.20   1.68   32.26         214  18.41   1.40    0.92   5.00   0.82  4.43
PBCT  Peoples Bank, MHC of CT (41.2)     0.92   3.24   69.70      10,803  18.88   0.59    1.44   7.26   1.01  5.07
PLSK  Pulaski SB, MHC of NJ (47.0)       0.30   2.64   47.62         203  16.82   0.62    0.66   3.87   0.69  4.06
SKBOD Skibo Fin Corp MHC of PA(45.0)     0.20   1.67   39.22         172  29.39   0.59    0.95   3.23   1.05  3.58
SFFS  Sound Bancorp MHC of NY (44.1)     0.00   0.00    0.00         299  25.80   0.52    1.36   5.27   1.36  5.27
WAYN  Wayne Svgs Bks MHC of OH (48.2     0.62   2.92   65.96         284  17.37    NA     0.91   5.26   0.85  4.89
WCFB  Wbstr Cty FSB MHC of IA (45.6)     0.80   4.71    NM           117  36.42   0.07    1.70   4.62   1.70  4.62
WEBK  West Essex MHC of NJ (42.2)        0.00   0.00    0.00         357  18.52   1.10    0.49   2.67   0.49  2.67


(1) Current stock price of minority stock. Average of High/Low or Bid/Ask price per share.
(2) EPS (estimated core earnings) is based on reported trailing twelve month data, adjusted to omit non-operating gains and losses (including the SAIF assessment) on a tax effected basis. Public MHC data reflects additional earnings from reinvestment of proceeds of second step conversion.
(3) P/E = Price to Earnings; P/B = Price to Book; P/A = Price to Assets; P/TB = Price to Tangible Book; and P/CORE = Price to Core Earnings. Ratios are pro forma assuming a second step conversion to full stock form.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated twelve month dividend as a percent of trailing twelve month estimated core earnings (earnings adjusted to reflect second step conversion).
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.
(7) Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.
(8) Figures estimated by RP Financial to reflect a second step conversion of the MHC to full stock form.

Source: Corporate reports, offering circulars, and RP Financial, LC.
        calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

Board of Directors
November 11, 1998
Page 10


offering shares in a full stock conversion, taking into account the 4 percent contribution to a charitable foundation subsequent to the completion of the offering, is as follows:

                                       Full Conversion                    Full Conversion
                                           Market             Total       Gross Offering       Offering
                                      Capitalization(1)     Shares(2)         Amount           Shares(2)
                                      -----------------     ---------         ------           ---------

               Minimum                    $40,222,000         4,022,200      $38,675,000         3,867,500
               Midpoint                    47,320,000         4,732,000       45,500,000         4,550,000
               Maximum                     54,418,000         5,441,800       52,325,000         5,232,500
               Supermaximum(3)             62,580,700         6,258,070       60,173,750         6,017,375

              (1)  Includes offering shares plus 4 percent shares contributed to a charitable foundation.

              (2)  Based on a $10.00 per share offering price.

              (3)  In the event that the appraised value increases up to an additional 15 percent.

         The Board of Directors has established a public offering range such that the public ownership of the Holding Company will constitute a 44 percent ownership interest prior to the issuance of shares to the Foundation. Accordingly, the offering range to the public of the minority stock will range from $17,127,500 at the minimum, to $20,150,000 at the midpoint, $23,172,500 at the maximum and $26,648,380 at the supermaximum of the valuation range, all based on a $10.00 per share offering price. Based on the public offering range, and inclusive of the shares issued to the Foundation, the public ownership of the shares will represent 45.26 percent of the shares issued in the reorganization, with the MHC owning the majority of the shares. The pro forma valuation calculations relative to the Peer Group (fully converted basis) are shown in Table 4 and are detailed in Exhibit 2 and Exhibit 3; the pro forma valuation calculations relative to the Peer Group based on reported financials are shown in Table 5 and are detailed in Exhibits 4 and 5.


                                               Respectfully submitted,

                                               RP FINANCIAL, LC.



                                               /s/ Ronald S. Riggins
                                               Ronald S. Riggins
                                               President



                                               /s/ James P. Hennessey
                                               James P. Hennessey
                                               Senior Vice President

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700





                                     Table 5
                              Public Market Pricing
                      Willow Grove Bank and the Comparables
                             As of November 10, 1998


                                                 Market       Per Share Data
                                             Capitalization  ---------------            Pricing Ratios(3)              Dividends(4)
                                            ----------------  Core    Book   --------------------------------------- ---------------
                                             Price/   Market  12-Mth  Value/                                          Amount/
                                            Share(1)   Value  EPS(2)  Share     P/E     P/B    P/A     P/TB  P/CORE   Share    Yield
                                            -------  ------- ------- ------- ------- ------- ------- ------- -------- ------- ------
                                              ($)     ($Mil)   ($)     ($)     (X)     (%)     (%)      (%)    (X)     ($)      (%)

     Willow Grove Bank
     -----------------
      Superrange                              10.00    27.71   0.51    9.79   19.80  102.10   14.53  106.09   17.63    0.00    0.00
      Range Maximum                           10.00    24.10   0.57   10.69   17.59   93.58   12.72   97.44   15.62    0.00    0.00
      Range Midpoint                          10.00    20.96   0.64   11.71   15.59   85.38   11.14   89.08   13.81    0.00    0.00
      Range Minimum                           10.00    17.81   0.74   13.10   13.51   76.33    9.53   79.82   11.94    0.00    0.00

     SAIF-Insured Thrifts (7)
     ------------------------
      Averages                                16.24   148.28   0.91   13.28   17.54  128.18   16.21  133.69   18.32    0.33    2.03
      Medians                                   ---      ---    ---     ---   16.81  116.30   14.88  120.07   17.77     ---     ---

     All Non-MHC State of PA(7)
     --------------------------
      Averages                                15.55   160.62   0.94   11.62   17.22  137.14   13.65  142.72   18.25    0.30    1.81
      Medians                                   ---      ---    ---     ---   16.26  133.84   12.82  139.77   17.58     ---     ---

     Comparable Group Averages
     -------------------------
      Averages                                14.17    87.37   0.50    9.13   23.73  159.83   21.29  166.29   24.78    0.32    1.94
      Medians                                   ---      ---    ---     ---   24.27  148.97   19.65  153.62   25.56     ---     ---

     State of PA
     -----------

     CVAL  Chester Valley Bancorp of PA       28.00    68.57   1.31   13.47   19.72  207.87   17.99  207.87   21.37    0.44    1.57
     CMSB  Commonwealth Bancorp Inc of PA     15.06   222.35   0.53   12.93   18.37  116.47    9.76  148.52   28.42    0.32    2.12
     CRSB  Crusader Holding Corp of PA        12.25    46.98   0.89    6.06   12.63  202.15   23.25  213.41   13.76    0.00    0.00
     ESBF  ESB Financial Corp of PA           16.00    90.64   1.03   12.01   15.53  133.22    9.59  149.25   15.53    0.36    2.25
     FSBI  Fidelity Bancorp, Inc. of PA       17.00    33.56   1.42   14.23   11.72  119.47    8.47  119.47   11.97    0.36    2.12
     FBBC  First Bell Bancorp of PA           16.00    99.66   1.22   11.90   13.01  134.45   13.28  134.45   13.11    0.40    2.50
     FKFS  First Keystone Fin. Corp of PA     15.00    34.94   1.05   10.91   12.71  137.49    8.94  137.49   14.29    0.20    1.33
     GAF   GA Financial Corp. of PA           15.63   111.65   1.18   15.45   13.03  101.17   13.63  102.02   13.25    0.56    3.58
     HARL  Harleysville SB of PA              29.13    48.85   2.07   15.12   14.07  192.66   12.36  192.66   14.07    0.48    1.65
     LARL  Laurel Capital Group of PA         19.00    41.91   1.44   11.13   13.57  170.71   18.93  170.71   13.19    0.60    3.16
     NEP   Northeast PA Fin. Corp of PA       12.69    81.56   0.45   13.22     NM    95.99   17.07   95.99   28.20    0.00    0.00
     PHSED PHS Bancorp of PA (45.0)           14.37    17.85   0.53   10.62   24.78  135.31   16.74  135.31   27.11    0.28    1.95
     PSBI  PSB Bancorp Inc. of PA              7.31    22.67   0.37    9.41   19.76   77.68   15.39   77.68   19.76    0.00    0.00
     PVSA  Parkvale Financial Corp of PA      20.50   130.81   1.76   13.16   11.45  155.78   11.65  156.49   11.65    0.48    2.34
     PWBK  Pennwood Bancorp, Inc. of PA       11.13     7.76   0.44   11.42   27.83   97.46   16.84   97.46   25.30    0.28    2.52
     PHFC  Pittsburgh Home Fin Corp of PA     14.00    26.21   1.02   13.80   12.17  101.45    7.04  102.56   13.73    0.24    1.71
     PRBC  Prestige Bancorp of PA             13.25    13.25   0.69   15.26   18.66   86.83    7.80   86.83   19.20    0.20    1.51
     PFNC  Progress Financial Corp. of PA     14.00    72.69   0.69    8.03   18.18  174.35   12.07  195.26   20.29    0.16    1.14
     SVRN  Sovereign Bancorp, Inc. of PA      14.06  2301.97   0.66    6.34   26.53  221.77   12.21  251.52   21.30    0.08    0.57
     THRD  TF Financial Corp. of PA           20.00    63.84   1.10   16.46   16.26  121.51    9.17  142.05   18.18    0.48    2.40
     THTL  Thistle Group Holdings of PA        9.00    81.00   0.53   10.79   16.98   83.41   23.19   83.41   16.98    0.20    2.22
     USAB  USABancshares, Inc of PA            7.00    14.01   0.32    6.55   26.92  106.87   10.40  107.53   21.88    0.00    0.00
     WVFC  WVS Financial Corp. of PA          14.88    53.79   1.05    9.12   15.34  163.16   18.11  163.16   14.17    0.60    4.03
     YFED  York Financial Corp. of PA         17.88   168.36   0.84   11.60   16.87  154.14   13.70  154.14   21.29    0.50    2.80


                                             Divi-              Financial Characteristics(6)
                                             dends(4) ------------------------------------------------------
                                             --------                             Reported         Core
                                             Payout   Total   Equity/ NPAs/   --------------- --------------
                                             Ratio(5) Assets  Assets  Assets    ROA     ROE     ROA     ROE
                                             -------- ------  ------- ------- ------- ------- ------- ------
                                               (%)    ($Mil)   (%)     (%)      (%)     (%)     (%)     (%)

     Willow Grove Bank
     -----------------
      Superrange                              0.00     422   14.23    0.41    0.73    5.16    0.82    5.79
      Range Maximum                           0.00     419   13.60    0.41    0.72    5.32    0.81    5.99
      Range Midpoint                          0.00     416   13.04    0.41    0.71    5.48    0.81    6.18
      Range Minimum                           0.00     413   12.48    0.42    0.71    5.65    0.80    6.39

     SAIF-Insured Thrifts (7)
     ------------------------
      Averages                               33.57   1,123   13.72    0.60    0.90    7.70    0.86    7.24
      Medians                                  ---     ---     ---     ---     ---     ---     ---     ---

     All Non-MHC State of PA(7)
     --------------------------
      Averages                               29.96   1,313   10.76    0.67    0.86    9.53    0.87    9.43
      Medians                                  ---     ---     ---     ---     ---     ---     ---     ---

     Comparable Group Averages
     -------------------------
      Averages                               13.09   1,079   14.25    0.59    0.84    6.54    0.79    5.92
      Medians                                  ---     ---     ---     ---     ---     ---     ---     ---

     State of PA
     -----------

     CVAL  Chester Valley Bancorp of PA      33.59     381    8.66    0.31    0.99   11.50    0.92   10.61
     CMSB  Commonwealth Bancorp Inc of PA    60.38   2,278    8.38    0.46    0.52    5.85    0.34    3.78
     CRSB  Crusader Holding Corp of PA        0.00     202   11.50    0.67    2.28   32.12    2.09   29.47
     ESBF  ESB Financial Corp of PA          34.95     946    7.20    0.60    0.69    9.08    0.69    9.08
     FSBI  Fidelity Bancorp, Inc. of PA      25.35     396    7.09    0.17    0.74   10.76    0.72   10.54
     FBBC  First Bell Bancorp of PA          32.79     750    9.88    0.08    1.09   10.34    1.08   10.26
     FKFS  First Keystone Fin. Corp of PA    19.05     391    6.50    1.30    0.74   11.05    0.66    9.83
     GAF   GA Financial Corp. of PA          47.46     819   13.48    0.23    1.06    7.57    1.04    7.44
     HARL  Harleysville SB of PA             23.19     395    6.41     NA     0.97   14.66    0.97   14.66
     LARL  Laurel Capital Group of PA        41.67     221   11.09    0.27    1.43   13.36    1.47   13.74
     NEP   Northeast PA Fin. Corp of PA       0.00     478   17.78    0.23   -0.28   -1.52    0.63    3.42
     PHSED PHS Bancorp of PA (45.0)          23.77     237   12.37    0.21    0.72    5.58    0.66    5.10
     PSBI  PSB Bancorp Inc. of PA             0.00     147   19.81    1.46    0.78    3.93    0.78    3.93
     PVSA  Parkvale Financial Corp of PA     27.27   1,123    7.48    0.43    1.08   13.97    1.06   13.74
     PWBK  Pennwood Bancorp, Inc. of PA      63.64      46   17.27    1.44    0.59    3.29    0.65    3.62
     PHFC  Pittsburgh Home Fin Corp of PA    23.53     373    6.93    1.20    0.70    8.13    0.62    7.21
     PRBC  Prestige Bancorp of PA            28.99     170    8.98    0.40    0.46    4.55    0.44    4.42
     PFNC  Progress Financial Corp. of PA    23.19     602    6.92     NA     0.82   14.39    0.74   12.90
     SVRN  Sovereign Bancorp, Inc. of PA     12.12  18,848    5.51     NA     0.57   11.75    0.70   14.63
     THRD  TF Financial Corp. of PA          43.64     696    7.55    0.30    0.60    7.06    0.54    6.31
     THTL  Thistle Group Holdings of PA      37.74     349   27.80    0.22    1.37    4.91    1.37    4.91
     USAB  USABancshares, Inc of PA           0.00     135    9.74    1.08    0.59    6.21    0.73    7.64
     WVFC  WVS Financial Corp. of PA         57.14     297   11.10     NA     1.20   10.72    1.30   11.60
     YFED  York Financial Corp. of PA        59.52   1,229    8.89    2.25    0.84    9.54    0.66    7.56

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700


                              Public Market Pricing
                      Willow Grove Bank and the Comparables
                             As of November 10, 1998




                                                 Market       Per Share Data
                                             Capitalization  ---------------             Pricing Ratios(3)             Dividends(4)
                                            ----------------  Core    Book   --------------------------------------- ---------------
                                             Price/   Market  12-Mth  Value/                                         Amount/
                                            Share(1)   Value  EPS(2)  Share     P/E     P/B    P/A    P/TB   P/CORE  Share    Yield
                                            ------- ------- ------- -------  ------- ------- ------- ------- ------- ------- -------
                                                ($)   ($Mil)    ($)     ($)     (X)     (%)     (%)     (%)     (X)     ($)     (%)

     Comparable Group
     ----------------

     ALLB  Alliance Bank MHC of PA (19.9)     13.63     8.86   0.60    9.24   22.72  147.51   15.95  147.51   22.72    0.36    2.64
     BCSB  BCSB Bankcorp MHC of MD (38.6)      9.75    23.02   0.36    7.28   27.08  133.93   21.79  133.93   27.08    0.00    0.00
     BRKL  Brookline Bncp MHC of MA(47.0)     12.00   164.10   0.51    9.47   22.64  126.72   41.80  126.72   23.53    0.20    1.67
     FFFL  Fidelity Bcsh MHC of FL (47.9)     23.13    75.40   0.92   13.28   20.11  174.17   10.71  179.30   25.14    1.00    4.32
     SBFL  Fingr Lakes Fin.MHC OF NY(33.1)    11.00    12.98   0.23    6.28     NM   175.16   14.26  175.16     NM     0.24    2.18
     GBNK  Gaston Fed Bncp MHC of NC(47.0)    13.75    29.05   0.30    9.14     NM   150.44   30.51  150.44     NM     0.20    1.45
     HARS  Harris Fin. MHC of PA (24.9)       16.88   142.50   0.38    5.65     NM   298.76   23.70  329.04     NM     0.22    1.30
     JXSB  Jcksnville SB,MHC of IL (45.6)     13.38    11.63   0.30    9.41   26.76  142.19   15.35  142.19     NM     0.30    2.24
     LFED  Leeds Fed Bksr MHC of MD (36.3     14.88    28.02   0.64    9.49   23.25  156.80   25.54  156.80   23.25    0.56    3.76
     LIBB  Liberty Bancorp MHC of NJ (47)      9.75    17.88   0.37    8.76   26.35  111.30   15.31  111.30   26.35    0.00    0.00
     NBCP  Niagara Bancorp of NY MHC(45.4     11.50   155.27   0.45    8.76     NM   131.28   23.91  131.28   25.56    0.12    1.04
     NWSB  Northwest Bcrp MHC of PA (30.8     12.00   173.26   0.44    4.65   26.67  258.06   21.95  287.08   27.27    0.16    1.33
     PBHC  Pathfinder BC MHC of NY (45.2)     11.88    15.19   0.45    8.61   22.42  137.98   16.41  161.63   26.40    0.20    1.68
     PBCT  Peoples Bank, MHC of CT (41.2)     28.38   784.22   1.00   13.36   16.99  212.43   18.93  253.62   28.38    0.92    3.24
     PLSK  Pulaski SB, MHC of NJ (47.0)       11.38    11.27   0.48   10.68   25.29  106.55   12.54  106.55   23.71    0.30    2.64
     SKBOD Skibo Fin Corp MHC of PA(45.0)     12.00    12.42   0.29    7.09     NM   169.25   28.44  169.25     NM     0.20    1.67
     SFFS  Sound Bancorp MHC of NY (44.1)      9.94    22.85   0.63   10.02   15.78   99.20   18.90   99.20   15.78    0.00    0.00
     WAYN  Wayne Svgs Bks MHC of OH (48.2     21.25    25.44   0.66    9.94   29.11  213.78   20.37  213.78     NM     0.62    2.92
     WCFB  Wbstr Cty FSB MHC of IA (45.6)     17.00    16.35   0.63   10.75   26.98  158.14   37.01  158.14   26.98    0.80    4.71
     WEBK  West Essex MHC of NJ (42.2)        10.00    17.73   0.27   10.76     NM    92.94   12.48   92.94     NM     0.00    0.00

                                           Divi-
                                           dends(4)                Financial Characteristics(6)
                                           -------- -------------------------------------------------------
                                                                                 Reported          Core
                                            Payout  Total   Equity/  NPAs/  --------------- ---------------
                                           Ratio(5) Assets  Assets  Assets    ROA     ROE     ROA     ROE
                                            ------- ------- ------- ------- ------- ------- ------- -------
                                              (%)   ($Mil)    (%)     (%)     (%)     (%)     (%)     (%)

     Comparable Group
     ----------------

     ALLB  Alliance Bank MHC of PA (19.9)     11.91    280   10.81    0.89    0.73    6.67    0.73    6.67
     BCSB  BCSB Bankcorp MHC of MD (38.6)      0.00    274   16.27    0.34    0.80    4.95    0.80    4.95
     BRKL  Brookline Bncp MHC of MA(47.0)     18.43    835   32.99    0.33    2.07    8.28    2.00    7.97
     FFFL  Fidelity Bcsh MHC of FL (47.9)       NM   1,468    6.15    0.27    0.65    8.98    0.52    7.18
     SBFL  Fingr Lakes Fin.MHC OF NY(33.1)      NM     275    8.14    0.50    0.41    4.75    0.33    3.76
     GBNK  Gaston Fed Bncp MHC of NC(47.0)    31.32    203   20.28    0.50    0.73    5.92    0.66    5.39
     HARS  Harris Fin. MHC of PA (24.9)       14.38  2,421    7.93    0.65    0.80    9.83    0.57    7.05
     JXSB  Jcksnville SB,MHC of IL (45.6)       NM     166   10.80    0.79    0.57    5.41    0.34    3.24
     LFED  Leeds Fed Bksr MHC of MD (36.3       NM     303   16.29    0.83    1.13    6.89    1.13    6.89
     LIBB  Liberty Bancorp MHC of NJ (47)      0.00    248   13.75    0.38    0.57    4.26    0.57    4.26
     NBCP  Niagara Bancorp of NY MHC(45.4)    12.10  1,431   18.22    0.26    0.69    4.92    1.04    7.38
     NWSB  Northwest Bcrp MHC of PA (30.8)    11.20  2,563    8.50    0.52    0.92   10.14    0.90    9.91
     PBHC  Pathfinder BC MHC of NY (45.2)     20.78    198   11.89    1.40    0.74    6.28    0.63    5.33
     PBCT  Peoples Bank, MHC of CT (41.2)       NM   9,619    8.91    0.59    1.22   13.50    0.73    8.08
     PLSK  Pulaski SB, MHC of NJ (47.0)       29.35    191   11.77    0.62    0.51    4.32    0.54    4.61
     SKBOD Skibo Fin Corp MHC of PA(45.0)     20.69    146   16.80    0.59    0.57    3.38    0.68    4.08
     SFFS  Sound Bancorp MHC of NY (44.1)      0.00    274   19.05    0.52    1.20    6.29    1.20    6.29
     WAYN  Wayne Svgs Bks MHC of OH (48.2       NM     259    9.53     NA     0.71    7.52    0.64    6.80
     WCFB  Wbstr Cty FSB MHC of IA (45.6)       NM      97   23.41    0.07    1.40    5.95    1.40    5.95
     WEBK  West Essex MHC of NJ (42.2)         0.00    336   13.43    1.10    0.34    2.51    0.34    2.51


     (1) Average of high/low or bid/ask price per share.
     (2) EPS (core basis) is based on actual trailing twelve month data, adjusted to omit the impact of non-operating items (including the SAIF assessment) on a tax effected basis, and is shown on a pro forma basis where appropriate.
     (3) P/E = Price to Earnings; P/B = Price to Book; P/A = Price to Assets; P/TB = Price to Tangible Book; and P/CORE = Price to Core Earnings.
     (4) Indicated twelve month dividend, based on last quarterly dividend declared.
     (5) Indicated twelve month dividend as a percent of trailing twelve month estimated core earnings.
     (6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and total assets balances.
     (7) Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.

     Source: Corporate reports, offering circulars, and RP Financial, Inc.
             calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

     Copyright (c) 1997 by RP Financial, LC.

                                    EXHIBITS

                                                                LIST OF EXHIBITS


Exhibit
Number                     Description
------                     -----------

  1             Stock Prices:  As of November 10, 1998
  2             Pro Forma Analysis Sheet:  Fully Converted Basis
  3             Pro Forma Effect of Conversion Proceeds:  Fully Converted Basis
  4             Pro Forma Analysis Sheet:  Minority Stock Offering
  5             Pro Forma Effects:  Minority Stock Offering
  6             Firm Qualifications Statement

                                    EXHIBIT 1

                                  Stock Prices
                             As of November 10, 1998

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700

                                   Exhibit 1A
                      Weekly Thrift Market Line - Part One
                         Prices As Of November 10, 1998





                                                                                             Price Change Data
                                                  Market Capitalization       -----------------------------------------------
                                                 -----------------------          52 Week (1)              % Change From
                                                          Shares  Market      ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- -------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

     Market Averages. SAIF-Insured Thrifts(no MHC)
     ---------------------------------------------

     SAIF-Insured Thrifts(276)                     16.41   7,733   155.1        22.91   13.73   16.48   -0.19   -7.80   -15.13
     NYSE Traded Companies(7)                      30.00  42,346 1,471.6        44.18   22.62   30.61    0.54  -20.02   -25.08
     AMEX Traded Companies(22)                     14.37   3,367    46.1        20.86   12.51   14.45   -0.32  -12.60   -19.77
     NASDAQ Listed OTC Companies(247)              16.23   7,203   129.9        22.53   13.60   16.29   -0.20   -7.04   -14.45
     California Companies(17)                      20.81  14,436   508.3        30.40   16.52   21.32   -2.85  -19.10   -23.66
     Florida Companies(5)                          12.30  30,056   372.4        20.58    8.56   11.74    3.98  -23.82   -29.94
     Mid-Atlantic Companies(53)                    16.11  11,387   179.1        23.26   13.28   16.25   -0.43   -9.43   -17.04
     Mid-West Companies(131)                       16.12   5,635   110.6        22.01   13.84   16.12    0.20   -6.62   -14.01
     New England Companies(7)                      17.39   8,258   192.1        25.05   13.19   17.86   -2.11  -12.87   -17.54
     North-West Companies(11)                      17.16  11,371   239.7        22.62   13.86   17.39   -1.12   -1.25    -4.43
     South-East Companies(41)                      16.54   4,622    98.3        23.01   13.70   16.61   -0.23   -3.44   -12.10
     South-West Companies(6)                       13.11   2,743    43.0        19.23   11.80   13.06    0.40  -12.06   -24.54
     Western Companies (Excl CA)(5)                16.38   2,133    37.8        22.05   14.44   16.25    0.60   -6.56   -18.23
     Thrift Strategy(235)                          15.93   5,160    91.5        22.08   13.53   15.98   -0.09   -7.46   -14.46
     Mortgage Banker Strategy(24)                  20.44  22,735   573.2        29.06   16.01   20.72   -0.65   -7.94   -19.13
     Real Estate Strategy(7)                       16.34   8,453   106.8        24.59   13.62   16.57   -3.43   -9.29   -13.41
     Diversified Strategy(7)                       19.57  48,273 1,065.4        28.45   13.19   19.53    1.37  -16.70   -24.06
     Retail Banking Strategy(3)                    16.63   5,223   102.1        25.69   13.85   16.63    0.85  -10.83   -23.82
     Companies Issuing Dividends(232)              16.98   7,729   164.4        23.51   14.27   17.07   -0.26   -7.47   -14.99
     Companies Without Dividends(44)               13.17   7,754   102.4        19.51   10.67   13.14    0.18   -9.73   -15.93
     Equity/Assets <6%(16)                         16.37  20,211   336.7        24.99   11.98   16.55   -1.10  -17.42   -24.33
     Equity/Assets 6-12%(124)                      17.71   8,552   210.2        24.96   14.58   17.88   -0.70   -7.66   -17.11
     Equity/Assets >12%(136)                       15.24   5,495    83.6        20.80   13.17   15.21    0.38   -6.74   -12.20
     Converted Last 3 Mths (no MHC)(1)             11.38   1,754     0.0        11.63   10.75   11.63   -2.15    0.00     0.00
     Actively Traded Companies(28)                 23.60  29,804   785.2        32.49   18.84   23.90   -0.59   -8.70   -18.10
     Market Value Below $20 Million(63)            12.44   1,203    13.7        17.78   11.02   12.39    0.65  -14.45   -20.00
     Holding Company Structure(248)                16.71   7,658   159.2        23.32   13.99   16.77   -0.15   -8.14   -15.16
     Assets Over $1 Billion(55)                    20.28  25,967   573.4        28.74   15.44   20.63   -1.32   -8.06   -16.28
     Assets $500 Million-$1 Billion(37)            18.19   5,662    95.3        25.12   14.92   18.19   -0.13   -8.06   -15.87
     Assets $250-$500 Million(63)                  16.69   3,684    57.1        22.82   14.28   16.72   -0.21   -2.97   -10.36
     Assets less than $250 Million(121)            13.93   1,703    22.9        19.55   12.31   13.91    0.34   -9.91   -16.64
     Goodwill Companies(112)                       17.18  13,974   262.3        24.40   13.83   17.29   -0.43   -8.43   -16.49
     Non-Goodwill Companies(161)                   15.86   3,451    82.2        21.87   13.64   15.90    0.02   -7.47   -14.14
     Acquirors of FSLIC Cases(7)                   32.44  33,613 1,441.8        43.53   26.84   33.29   -0.82   -9.76   -16.09




                                                    Current Per Share Financials
                                               ----------------------------------------
                                                                        Tangible
                                               Trailing  12 Mo.   Book    Book
                                                12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                           EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                          -------- ------- ------- ------- -------
                                                 ($)      ($)     ($)     ($)     ($)

Market Averages. SAIF-Insured Thrifts(no MHC)
--------------------------------------------

SAIF-Insured Thrifts(276)                        0.99    0.94   13.57   13.11   123.34
NYSE Traded Companies(7)                         2.09    1.80   19.18   18.53   242.79
AMEX Traded Companies(22)                        0.83    0.80   14.50   14.20   118.98
NASDAQ Listed OTC Companies(247)                 0.98    0.93   13.34   12.87   120.57
California Companies(17)                         1.63    1.48   17.06   16.32   235.48
Florida Companies(5)                             0.66    0.45    9.41    8.62   103.68
Mid-Atlantic Companies(53)                       1.08    1.02   13.13   12.38   140.88
Mid-West Companies(131)                          0.90    0.87   13.47   13.16   109.30
New England Companies(7)                         1.26    1.13   13.94   13.33   187.82
North-West Companies(11)                         0.99    0.92   13.26   12.06   104.14
South-East Companies(41)                         0.95    0.90   13.42   13.21    96.56
South-West Companies(6)                          0.96    0.93   12.74   12.34   157.37
Western Companies (Excl CA)(5)                   0.96    0.94   16.05   15.22   103.87
Thrift Strategy(235)                             0.94    0.90   13.71   13.33   114.91
Mortgage Banker Strategy(24)                     1.23    1.18   13.55   12.10   185.99
Real Estate Strategy(7)                          1.47    1.34   12.12   11.73   169.68
Diversified Strategy(7)                          0.98    0.67   10.32    9.95   124.95
Retail Banking Strategy(3)                       2.95    2.35   14.38   13.24   212.83
Companies Issuing Dividends(232)                 1.05    0.98   13.82   13.35   122.39
Companies Without Dividends(44)                  0.70    0.70   12.16   11.74   128.70
Equity/Assets <6%(16)                            1.26    1.25   11.02    9.86   231.87
Equity/Assets 6-12%(124)                         1.17    1.06   13.20   12.46   155.57
Equity/Assets >12%(136)                          0.80    0.79   14.22   14.07    81.17
Converted Last 3 Mths (no MHC)(1)                0.32    0.32   15.38   15.38    50.04
Actively Traded Companies(28)                    1.51    1.57   14.98   13.89   189.58
Market Value Below $20 Million(63)               0.75    0.69   12.70   12.59    94.11
Holding Company Structure(248)                   1.00    0.95   13.78   13.29   124.37
Assets Over $1 Billion(55)                       1.33    1.28   13.85   12.56   184.93
Assets $500 Million-$1 Billion(37)               1.09    1.02   13.57   12.96   140.05
Assets $250-$500 Million(63)                     1.06    0.99   14.11   13.72   123.70
Assets less than $250 Million(121)               0.78    0.73   13.20   13.12    89.26
Goodwill Companies(112)                          1.08    1.02   13.32   12.19   145.78
Non-Goodwill Companies(161)                      0.93    0.89   13.81   13.81   108.61
Acquirors of FSLIC Cases(7)                      2.97    2.83   21.52   20.53   252.04


     (1) Average of high/low or bid/ask price per share.
     (2) Or since offering price if converted or first listed in 1996 or 1997. Percent change figures are actual year-to-date and are not annualized.
     (3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
     (4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
     (5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
     (6) Annualized, based on last regular quarterly cash dividend announcement.
     (7) Indicated dividend as a percent of trailing twelve month earnings.
     (8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
     (9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

      * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

     Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

     Copyright (c) 1997 by RP Financial, LC.

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700


                             Exhibit 1A (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of November 10, 1998




                                                                                             Price Change Data
                                                  Market Capitalization       -----------------------------------------------
                                                 -----------------------          52 Week (1)              % Change From
                                                          Shares  Market      ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- -------
                                                   ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

     Market Averages. BIF-Insured Thrifts(no MHC)
     --------------------------------------------

     BIF-Insured Thrifts(56)                       18.17  12,242   283.0        25.03   14.25   18.35   -1.03   -6.38   -16.08
     NYSE Traded Companies(5)                      32.05  52,915 1,570.1        38.25   24.35   32.21   -0.74   22.06     1.87
     AMEX Traded Companies(5)                      15.53   2,453    40.3        23.20   13.05   15.68   -0.85  -14.85   -17.63
     NASDAQ Listed OTC Companies(46)               16.80   8,476   155.6        23.65   13.16   16.99   -1.08   -8.81   -18.09
     California Companies(1)                       16.31   7,610   124.1        24.00    9.00   16.44   -0.79  -17.42   -15.27
     Mid-Atlantic Companies(21)                    20.48  21,457   565.8        26.50   15.31   20.79   -1.99    1.27   -12.76
     New England Companies(29)                     17.72   7,289   127.9        24.96   14.19   17.86   -0.80   -6.33   -14.45
     North-West Companies(2)                       13.13   5,865    78.0        19.13   12.22   13.22   -0.77  -25.31   -27.48
     South-East Companies(3)                       11.46   2,611    25.7        20.67   11.08   11.21    2.86  -38.85   -44.01
     Thrift Strategy(44)                           18.22   8,308   207.9        24.88   14.38   18.39   -0.93   -5.61   -14.89
     Mortgage Banker Strategy(6)                   19.70  28,158   661.2        27.80   15.58   19.92   -1.14   -9.09   -22.28
     Real Estate Strategy(2)                       12.69   7,761    97.9        19.19    8.88   12.82   -1.10  -13.41   -18.25
     Diversified Strategy(4)                       18.02  35,860   650.9        25.50   13.44   18.44   -2.04   -6.44   -18.24
     Companies Issuing Dividends(48)               19.12  13,790   325.7        26.17   14.99   19.31   -0.94   -6.13   -16.45
     Companies Without Dividends(8)                13.05   3,926    53.5        18.93   10.24   13.21   -1.48   -7.72   -14.13
     Equity/Assets <6%(3)                          16.69   5,981   102.3        24.13   12.83   17.02   -2.06    3.94   -16.42
     Equity/Assets 6-12%(35)                       18.69  11,846   256.3        25.64   14.44   18.88   -0.96   -7.68   -15.19
     Equity/Assets >12%(18)                        17.48  14,071   363.6        24.08   14.15   17.62   -0.97   -5.82   -17.66
     Converted Last 3 Mths (no MHC)(1)              9.38   5,357    50.2        10.25    8.88    9.50   -1.26   -6.20    -6.20
     Actively Traded Companies(14)                 22.70  20,220   465.3        30.78   18.25   22.88   -0.83   -5.98   -15.66
     Market Value Below $20 Million(6)             12.65   1,451    16.4        20.80   10.51   12.44    2.03  -20.01   -31.99
     Holding Company Structure(43)                 18.13   9,624   192.8        24.78   14.27   18.29   -0.83   -4.39   -14.73
     Assets Over $1 Billion(16)                    25.06  33,062   840.6        31.80   18.26   25.33   -1.18    5.05    -7.19
     Assets $500 Million-$1 Billion(11)            19.92   5,781    96.0        27.17   15.72   20.14   -1.03   -7.19   -15.58
     Assets $250-$500 Million(15)                  14.43   3,890    51.9        20.79   12.23   14.66   -1.76   -9.26   -17.29
     Assets less than $250 Million(14)             13.52   1,981    23.4        20.81   11.13   13.54   -0.12  -15.27   -24.70
     Goodwill Companies(28)                        18.68  19,691   468.6        26.17   14.21   18.90   -1.32   -5.23   -16.91
     Non-Goodwill Companies(28)                    17.72   5,622   118.0        24.03   14.29   17.86   -0.76   -7.39   -15.35



                                                      Current Per Share Financials
                                                  ----------------------------------------
                                                                           Tangible
                                                  Trailing  12 Mo.   Book    Book
                                                   12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                         EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                        -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)

     Market Averages. BIF-Insured Thrifts(no MHC)
     --------------------------------------------

     BIF-Insured Thrifts(56)                        1.25    1.20   13.10   12.55   124.73
     NYSE Traded Companies(5)                       1.93    1.93   21.83   19.18   134.82
     AMEX Traded Companies(5)                       1.23    1.16   12.68   12.32   114.56
     NASDAQ Listed OTC Companies(46)                1.17    1.11   12.09   11.77   124.73
     California Companies(1)                        1.81    1.81   14.00   13.97   134.21
     Mid-Atlantic Companies(21)                     1.16    1.20   14.65   13.81   123.89
     New England Companies(29)                      1.37    1.22   12.42   11.98   133.12
     North-West Companies(2)                        1.17    1.08    9.82    9.82    93.47
     South-East Companies(3)                        0.63    0.87   11.04   10.85    74.90
     Thrift Strategy(44)                            1.21    1.18   13.72   13.25   122.17
     Mortgage Banker Strategy(6)                    1.52    1.25   11.89   11.18   147.61
     Real Estate Strategy(2)                        1.29    1.27    9.57    9.56    91.37
     Diversified Strategy(4)                        1.20    1.22    9.56    7.98   135.28
     Companies Issuing Dividends(48)                1.30    1.23   13.25   12.60   131.22
     Companies Without Dividends(8)                 1.00    1.01   12.31   12.30    89.82
     Equity/Assets <6%(3)                           1.39    0.98    7.77    7.62   164.50
     Equity/Assets 6-12%(35)                        1.35    1.23   12.36   11.85   143.87
     Equity/Assets >12%(18)                         1.03    1.17   15.39   14.70    82.80
     Converted Last 3 Mths (no MHC)(1)              0.25    0.56   14.34   14.34    52.66
     Actively Traded Companies(14)                  1.86    1.68   15.33   14.57   155.08
     Market Value Below $20 Million(6)              0.94    0.97   11.50   11.24   147.22
     Holding Company Structure(43)                  1.20    1.19   13.27   12.94   119.18
     Assets Over $1 Billion(16)                     1.64    1.60   14.76   13.36   140.30
     Assets $500 Million-$1 Billion(11)             1.49    1.25   13.88   13.63   156.56
     Assets $250-$500 Million(15)                   1.07    1.03   12.10   11.89   106.56
     Assets less than $250 Million(14)              0.87    0.90   11.87   11.73   108.01
     Goodwill Companies(28)                         1.31    1.18   13.05   11.88   139.98
     Non-Goodwill Companies(28)                     1.19    1.21   13.14   13.14   111.17

     (1) Average of high/low or bid/ask price per share.
     (2) Or since offering price if converted or first listed in 1996 or 1997. Percent change figures are actual year-to-date and are not annualized.
     (3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
     (4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
     (5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
     (6) Annualized, based on last regular quarterly cash dividend announcement.
     (7) Indicated dividend as a percent of trailing twelve month earnings.
     (8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
     (9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

      * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

     Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

     Copyright (c) 1997 by RP Financial, LC.

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700



                             Exhibit 1A (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of November 10, 1998




                                                                                             Price Change Data
                                                  Market Capitalization       -----------------------------------------------
                                                 -----------------------          52 Week (1)              % Change From
                                                          Share   Market      ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

     Market Averages. MHC Institutions
     ---------------------------------

     SAIF-Insured Thrifts(20)                      13.63   9,693    46.6        21.23   10.88   13.76   -1.06  -13.27   -14.02
     BIF-Insured Thrifts(3)                        17.25  32,213   318.2        28.09   12.52   16.88    3.72  -12.14   -16.97
     NASDAQ Listed OTC Companies(23)               14.17  13,071    87.4        22.26   11.12   14.22   -0.34  -13.10   -14.46
     Florida Companies(2)                          23.13   6,802    75.4        35.38   18.75   23.00    0.57  -20.24   -28.83
     Mid-Atlantic Companies(13)                    11.89  11,567    49.3        19.64    9.38   11.88    0.14  -16.57   -17.32
     Mid-West Companies(5)                         17.21   2,170    17.8        25.75   14.25   17.17    0.33  -22.54   -22.50
     New England Companies(2)                      20.19  46,621   474.2        29.56   14.54   20.57   -2.70    1.88    -2.66
     South-East Companies(1)                       13.75   4,497    29.1        18.06   10.00   14.44   -4.78   37.50    37.50
     Thrift Strategy(21)                           13.23   9,071    45.6        20.90   10.68   13.29   -0.40  -13.10   -13.82
     Mortgage Banker Strategy(1)                   16.88  33,992   142.5        27.88   11.00   16.75    0.78   -9.97   -15.09
     Diversified Strategy(1)                       28.38  64,147   784.2        41.13   19.19   28.50   -0.42  -16.23   -25.32
     Companies Issuing Dividends(19)               15.25  15,125   104.1        25.04   11.82   15.29   -0.16  -16.02   -17.73
     Companies Without Dividends(4)                 9.86   4,857    20.4        11.15    8.35    9.97   -1.09   -1.40    -1.40
     Equity/Assets 6-12%(12)                       16.29  16,789   126.1        28.83   12.97   16.20    0.81  -27.71   -30.56
     Equity/Assets >12%(11)                        12.06   9,354    48.7        15.69    9.28   12.25   -1.49    1.51     1.63
     Holding Company Structure(5)                  12.86   8,818    47.3        18.99   10.23   12.63    2.19   -9.52    -9.62
     Assets Over $1 Billion(5)                     18.38  36,312   266.1        27.88   13.29   18.33    0.39  -10.52   -13.86
     Assets $500 Million-$1 Billion(3)             12.00  29,095   164.1        17.98    9.88   12.63   -4.99   20.00    20.00
     Assets $250-$500 Million(7)                   12.92   4,293    19.8        21.45   10.92   13.07   -1.36  -19.71   -20.19
     Assets less than $250 Million(8)              12.73   2,959    16.3        19.66    9.97   12.67    0.81  -13.05   -14.08
     Goodwill Companies(8)                         16.00  23,551   175.9        24.47   12.21   15.88    1.10  -15.04   -18.20
     Non-Goodwill Companies(14)                    13.46   7,613    41.1        21.98   10.71   13.61   -1.16  -13.01   -13.44
     MHC Institutions(23)                          14.17  13,071    87.4        22.26   11.12   14.22   -0.34  -13.10   -14.46
     MHC Converted Last 3 Months(2)                 9.97   4,705    20.3        10.13    8.46   10.00   -0.30   -0.30    -0.30


                                             Current Per Share Financials
                                         ----------------------------------------
                                                                  Tangible
                                         Trailing  12 Mo.   Book    Book
                                          12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------               -------- ------- ------- ------- -------
                                             ($)     ($)     ($)     ($)     ($)

     Market Averages. MHC Institutions
     ---------------------------------

     SAIF-Insured Thrifts(20)              0.51    0.47    8.93    8.85    73.41
     BIF-Insured Thrifts(3)                0.83    0.63   10.24    9.10    90.15
     NASDAQ Listed OTC Companies(23)       0.56    0.50    9.13    8.89    75.92
     Florida Companies(2)                  1.15    0.92   13.28   12.90   215.87
     Mid-Atlantic Companies(13)            0.44    0.43    8.25    8.08    64.72
     Mid-West Companies(5)                 0.62    0.53   10.03   10.03    79.13
     New England Companies(2)              1.10    0.76   11.42   10.33    89.34
     South-East Companies(1)               0.33    0.30    9.14    9.14    45.06
     Thrift Strategy(21)                   0.50    0.47    9.09    8.97    72.07
     Mortgage Banker Strategy(1)           0.53    0.38    5.65    5.13    71.21
     Diversified Strategy(1)               1.67    1.00   13.36   11.19   149.96
     Companies Issuing Dividends(19)       0.60    0.52    9.11    8.81    79.83
     Companies Without Dividends(4)        0.41    0.41    9.20    9.20    60.29
     Equity/Assets 6-12%(12)               0.69    0.55    9.11    8.63   100.90
     Equity/Assets >12%(11)                0.43    0.45    9.15    9.15    50.94
     Holding Company Structure(5)          0.51    0.51    9.22    8.97    68.21
     Assets Over $1 Billion(5)             0.82    0.64    9.14    8.43   107.96
     Assets $500 Million-$1 Billion(3)     0.53    0.51    9.47    9.47    28.71
     Assets $250-$500 Million(7)           0.50    0.48    9.00    9.00    71.81
     Assets less than $250 Million(8)      0.44    0.40    9.21    9.03    63.89
     Goodwill Companies(8)                 0.71    0.55    9.08    8.40    98.43
     Non-Goodwill Companies(14)            0.47    0.46    9.08    9.08    64.73
     MHC Institutions(23)                  0.56    0.50    9.13    8.89    75.92
     MHC Converted Last 3 Months(2)        0.45    0.45   10.39   10.39    66.37

     (1) Average of high/low or bid/ask price per share.
     (2) Or since offering price if converted or first listed in 1996 or 1997. Percent change figures are actual year-to-date and are not annualized.
     (3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
     (4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
     (5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
     (6) Annualized, based on last regular quarterly cash dividend announcement.
     (7) Indicated dividend as a percent of trailing twelve month earnings.
     (8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
     (9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

      * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

     Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

     Copyright (c) 1997 by RP Financial, LC.

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700


                             Exhibit 1A (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of November 10, 1998




                                                                                             Price Change Data
                                                  Market Capitalization       -----------------------------------------------
                                                 -----------------------          52 Week (1)              % Change From
                                                          Share   Market      ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                   ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

     NYSE Traded Companies
     ---------------------
     BYS   Bay State Bancorp of MA*                24.38   2,535    61.8        32.63   19.25   24.38    0.00   21.90    21.90
     CFB   Commercial Federal Corp. of NE          22.94  60,391 1,385.4        38.19   19.63   23.19   -1.08  -28.13   -35.49
     DME   Dime Bancorp, Inc. of NY*               26.06 112,027 2,919.4        32.69   18.19   26.81   -2.80    8.58   -13.85
     DSL   Downey Financial Corp. of CA            24.88  28,132   699.9        35.00   17.75   25.63   -2.93   -3.45    -8.12
     FED   FirstFed Fin. Corp. of CA               17.50  21,188   370.8        26.94   14.13   18.44   -5.10   -3.10    -9.70
     GSB   Golden State Bancorp of CA(8)           19.06 128,549 2,450.1        21.75   11.94   19.50   -2.26    N.A.     N.A.
     GDW   Golden West Fin. Corp. of CA            90.69  57,172 5,184.9       114.25   72.38   94.69   -4.22    4.99    -7.28
     GPT   GreenPoint Fin. Corp. of NY*            36.38  95,123 3,460.6        42.63   25.19   36.81   -1.17    4.87     0.28
     JSB   JSB Financial, Inc. of NY*              53.88   9,759   525.8        59.69   45.00   53.38    0.94   11.95     7.63
     OCN   Ocwen Financial Corp. of FL             16.13  60,794   980.6        30.38    6.00   13.75   17.31  -34.99   -36.60
     SIB   Staten Island Bancorp of NY*            19.56  45,130   882.7        23.63   14.13   19.69   -0.66   63.00    -6.59
     WES   Westcorp Inc. of Orange CA               7.88  26,397   208.0        20.31    5.81    7.94   -0.76  -55.46   -53.32

     AMEX Traded Companies
     ---------------------
     ANA   Acadiana Bancshares, Inc of LA          18.19   2,279    41.5        25.63   15.00   18.19    0.00  -23.02   -22.20
     ANE   Alliance Bncp of New Eng of CT*         12.63   2,292    28.9        16.08    9.13   12.88   -1.94   11.47    14.82
     BKC   American Bank of Waterbury CT*          21.50   4,703   101.1        32.56   17.88   22.00   -2.27   -6.76   -11.81
     BFD   BostonFed Bancorp of MA                 18.75   5,368   100.7        24.88   14.00   18.63    0.64  -10.71   -14.31
     CNY   Carver Bancorp, Inc. of NY               9.38   2,314    21.7        17.13    8.50    9.25    1.41  -28.56   -42.28
     CBK   Citizens First Fin.Corp. of IL          15.75   2,526    39.8        22.38   14.00   15.06    4.58  -12.50   -22.22
     EFC   EFC Bancorp Inc of IL                   11.00   7,491    82.4        14.94    9.06   11.19   -1.70   10.00    10.00
     EBI   Equality Bancorp, Inc. of MO            11.75   2,520    29.6        16.00   11.63   11.94   -1.59   17.50   -18.97
     ESX   Essex Bancorp of Norfolk VA(8)           1.81   1,059     1.9         6.00    1.38    1.88   -3.72  -65.52   -54.06
     FCB   Falmouth Bancorp, Inc. of MA*           15.38   1,402    21.6        23.88   13.00   15.50   -0.77  -22.13   -24.98
     FAB   FirstFed America Bancorp of MA          14.88   7,858   116.9        23.25   10.75   15.00   -0.80  -26.52   -31.99
     GAF   GA Financial Corp. of PA                15.63   7,143   111.6        22.25   11.38   16.00   -2.31  -19.60   -17.21
     HBS   Haywood Bancshares, Inc. of NC*         17.38   1,250    21.7        24.00   17.25   17.25    0.75  -15.47   -22.76
     KNK   Kankakee Bancorp, Inc. of IL            25.63   1,373    35.2        37.75   24.25   26.00   -1.42  -18.97   -32.11
     KYF   Kentucky First Bancorp of KY            13.13   1,241    16.3        15.88   12.13   13.00    1.00   -3.67   -12.12
     NBN   Northeast Bancorp of ME*                10.75   2,618    28.1        19.50    8.00   10.75    0.00  -41.35   -43.42
     NEP   Northeast PA Fin. Corp of PA            12.69   6,427    81.6        16.00    8.94   12.50    1.52   26.90    26.90
     PDB   Piedmont Bancorp, Inc. of NC             9.13   2,688    24.5        11.38    9.00    9.06    0.77  -15.07   -16.08
     SSB   Scotland Bancorp, Inc. of NC(8)         11.25   1,914    21.5        11.25    8.13   11.25    0.00    2.27    13.18
     SZB   SouthFirst Bancshares of AL             16.00     967    15.5        22.75   14.88   16.00    0.00  -13.51   -29.67
     SRN   Southern Banc Company of AL             12.50   1,230    15.4        19.13   12.38   12.75   -1.96  -25.95   -29.58
     SSM   Stone Street Bancorp of NC              15.38   1,843    28.3        22.50   14.00   15.38    0.00  -20.64   -30.69
     TSH   Teche Holding Company of LA             14.75   3,095    45.7        23.13   13.13   14.75    0.00  -27.16   -35.16
     FTF   Texarkana Fst. Fin. Corp of AR          23.00   1,676    38.5        30.63   20.00   23.00    0.00   -9.80    -8.00
     THR   Three Rivers Fin. Corp. of MI           14.50     862    12.5        21.36   13.64   14.63   -0.89  -22.21   -26.66
     WSB   Washington SB, FSB of MD                 4.50   4,424    19.9         9.50    3.75    4.25    5.88  -37.93   -50.33
     WFI   Winton Financial Corp. of OH            10.94   4,014    43.9        20.63    9.81   12.38  -11.63    9.40     7.36

     NASDAQ Listed OTC Companies
     ---------------------------
     FBCV  1st Bancorp of Vincennes IN(8)          38.75   1,096    42.5        45.50   22.22   38.75    0.00   74.39    32.30
     FBER  1st Bergen Bancorp of NJ(8)             22.69   2,585    58.7        22.69   14.50   22.50    0.84   23.45    18.61
     AFED  AFSALA Bancorp, Inc. of NY(8)           17.75   1,319    23.4        20.75   12.25   17.75    0.00   -5.33    -7.79
     ALBK  ALBANK Fin. Corp. of Albany NY(8)       63.75  13,384   853.2        74.63   40.94   65.50   -2.67   47.81    23.93
     AMFC  AMB Financial Corp. of IN               13.88     870    12.1        19.38   11.13   14.00   -0.86  -15.26   -12.59
     ASBP  ASB Financial Corp. of OH               10.88   1,655    18.0        16.75    9.81   11.88   -8.42  -18.68   -17.89
     ABBK  Abington Bancorp of MA*                 15.75   3,532    55.6        22.25   12.50   15.75    0.00  -11.27   -25.00
     AABC  Access Anytime Bancorp of NM             7.50   1,228     9.2        13.00    6.63    7.50    0.00  -20.55   -31.82



                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                        EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                       -------- ------- ------- ------- -------
                                                    ($)     ($)     ($)     ($)     ($)

     NYSE Traded Companies
     ---------------------
     BYS   Bay State Bancorp of MA*                1.05    1.05   23.66   23.66   114.26
     CFB   Commercial Federal Corp. of NE          0.98    1.34   15.12   12.08   183.53
     DME   Dime Bancorp, Inc. of NY*               1.76    0.78   11.96    9.88   189.62
     DSL   Downey Financial Corp. of CA            2.03    2.10   16.31   16.14   207.31
     FED   FirstFed Fin. Corp. of CA               1.52    1.41   11.79   11.73   180.61
     GSB   Golden State Bancorp of CA(8)           1.14    1.20    8.74    7.33   140.93
     GDW   Golden West Fin. Corp. of CA            7.28    7.15   52.23   52.23   688.85
     GPT   GreenPoint Fin. Corp. of NY*            1.61    1.65   18.84    8.08   143.11
     JSB   JSB Financial, Inc. of NY*              4.68    5.26   38.94   38.94   160.21
     OCN   Ocwen Financial Corp. of FL             0.45    0.04    7.03    6.43    57.66
     SIB   Staten Island Bancorp of NY*            0.56    0.91   15.75   15.35    66.89
     WES   Westcorp Inc. of Orange CA              0.28   -1.26   12.59   12.56   138.79

     AMEX Traded Companies
     ---------------------
     ANA   Acadiana Bancshares, Inc of LA          1.29    1.21   19.26   19.26   130.82
     ANE   Alliance Bncp of New Eng of CT*         1.07    0.61    7.59    7.42   109.95
     BKC   American Bank of Waterbury CT*          2.21    1.92   13.07   12.73   137.84
     BFD   BostonFed Bancorp of MA                 1.33    1.06   15.38   14.84   197.13
     CNY   Carver Bancorp, Inc. of NY              0.46    0.40   15.51   15.00   184.69
     CBK   Citizens First Fin.Corp. of IL          0.78    0.44   15.52   15.52   111.27
     EFC   EFC Bancorp Inc of IL                  -0.44    0.53   12.56   12.56    53.08
     EBI   Equality Bancorp, Inc. of MO            0.50   -0.11   10.40   10.40   112.13
     ESX   Essex Bancorp of Norfolk VA(8)         -0.44   -0.44    0.04   -0.08   202.45
     FCB   Falmouth Bancorp, Inc. of MA*           0.84    0.61   15.86   15.86    80.45
     FAB   FirstFed America Bancorp of MA          0.86    0.69   14.15   14.15   164.51
     GAF   GA Financial Corp. of PA                1.20    1.18   15.45   15.32   114.64
     HBS   Haywood Bancshares, Inc. of NC*         1.12    1.76   17.68   17.12   121.37
     KNK   Kankakee Bancorp, Inc. of IL            1.95    1.86   29.05   24.90   295.09
     KYF   Kentucky First Bancorp of KY            0.74    0.73   11.61   11.61    66.11
     NBN   Northeast Bancorp of ME*                0.91    0.90    9.22    8.49   123.20
     NEP   Northeast PA Fin. Corp of PA           -0.20    0.45   13.22   13.22    74.34
     PDB   Piedmont Bancorp, Inc. of NC            0.61    0.59    8.04    8.04    48.56
     SSB   Scotland Bancorp, Inc. of NC(8)         0.44    0.44    7.96    7.96    31.91
     SZB   SouthFirst Bancshares of AL             0.66    0.59   16.75   16.34   168.54
     SRN   Southern Banc Company of AL             0.44    0.44   15.10   14.99    85.44
     SSM   Stone Street Bancorp of NC              0.82    0.82   16.64   16.64    60.91
     TSH   Teche Holding Company of LA             1.24    1.22   18.44   18.44   133.26
     FTF   Texarkana Fst. Fin. Corp of AR          1.97    1.91   16.36   16.36   113.04
     THR   Three Rivers Fin. Corp. of MI           0.95    0.86   14.72   14.67   114.72
     WSB   Washington SB, FSB of MD                0.40    0.28    5.43    5.43    62.00
     WFI   Winton Financial Corp. of OH            1.06    0.80    6.49    6.38    89.33

     NASDAQ Listed OTC Companies
     ---------------------------
     FBCV  1st Bancorp of Vincennes IN(8)          1.73    1.17   22.26   21.87   244.52
     FBER  1st Bergen Bancorp of NJ(8)             0.83    0.83   14.07   14.07   118.47
     AFED  AFSALA Bancorp, Inc. of NY(8)           0.77    0.84   14.46   14.46   126.84
     ALBK  ALBANK Fin. Corp. of Albany NY(8)       3.45    3.44   29.39   23.60   310.58
     AMFC  AMB Financial Corp. of IN               0.37    0.69   15.26   15.26   136.40
     ASBP  ASB Financial Corp. of OH               0.65    0.64    8.76    8.76    70.35
     ABBK  Abington Bancorp of MA*                 1.28    0.97    9.85    8.98   154.65
     AABC  Access Anytime Bancorp of NM            0.23    0.12    7.68    7.68    96.47

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700

                             Exhibit 1A (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of November 10, 1998



                                                                                             Price Change Data
                                                  Market Capitalization       -----------------------------------------------
                                                 -----------------------          52 Week (1)              % Change From
                                                          Share   Market      ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                   ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     AFBC  Advance Fin. Bancorp of WV              14.06   1,031    14.5        20.88   12.38   14.38   -2.23  -20.79   -19.10
     ALBC  Albion Banc Corp. of Albion NY           8.25     752     6.2        14.17    7.63    8.25    0.00  -15.38   -38.11
     ABCL  Alliance Bancorp, Inc. of IL            20.00  11,457   229.1        29.25   15.00   19.13    4.55  -24.18   -24.53
     ALLB  Alliance Bank MHC of PA (19.9)          13.63   3,274     8.9        39.00   12.50   13.63    0.00  -56.38   -56.03
     AHCI  Ambanc Holding Co., Inc. of NY*         16.00   4,105    65.7        20.00   12.00   16.13   -0.81   -6.60   -14.67
     ASBI  Ameriana Bancorp of IN                  18.00   3,253    58.6        22.00   17.25   17.25    4.35  -12.20    -9.46
     ABCW  Anchor Bancorp Wisconsin of WI          19.25  17,059   328.4        23.88   14.63   19.75   -2.53   30.51     5.83
     ANDB  Andover Bancorp, Inc. of MA*            32.75   6,483   212.3        39.88   25.56   32.50    0.77    5.65     1.71
     ASFC  Astoria Financial Corp. of NY           46.13  26,593 1,226.7        62.50   30.13   48.13   -4.16  -17.99   -17.26
     AVND  Avondale Fin. Corp. of IL(8)            12.38   2,903    35.9        18.19    8.38   12.88   -3.88  -23.82   -23.82
     BCSB  BCSB Bankcorp MHC of MD (38.6)           9.75   6,117    23.0        12.63    9.25   10.13   -3.75   -2.50    -2.50
     BKCT  Bancorp Connecticut of CT*              16.63   5,114    85.0        25.00   14.75   17.00   -2.18  -11.31   -20.81
     BPLS  Bank Plus Corp. of CA                    3.19  19,387    61.8        16.13    2.28    3.81  -16.27  -72.85   -74.74
     BNKU  Bank United Corp. of TX                 39.50  31,583 1,247.5        56.00   25.50   41.00   -3.66   -8.14   -19.29
     BWFC  Bank West Fin. Corp. of MI               9.00   2,624    23.6        17.50    8.75    9.25   -2.70  -38.27   -44.20
     BANC  BankAtlantic Bancorp of FL               8.56  37,097   317.6        17.00    6.50    8.75   -2.17  -36.59   -48.90
     BKUNA BankUnited Fin. Corp. of FL              9.00  17,786   160.1        18.50    6.56    8.69    3.57  -32.08   -41.60
     BVCC  Bay View Capital Corp. of CA            19.00  19,586   372.1        38.00   12.50   19.00    0.00  -41.77   -47.59
     FSNJ  Bayonne Banchsares of NJ(8)             15.44   9,120   140.8        17.38   10.00   15.63   -1.22   24.72    15.40
     BFSB  Bedford Bancshares, Inc. of VA          14.00   2,298    32.2        17.38   10.50   14.75   -5.08    0.86   -17.65
     BFFC  Big Foot Fin. Corp. of IL               13.63   2,513    34.3        23.94   12.75   13.50    0.96  -25.32   -35.10
     BYFC  Broadway Fin. Corp. of CA                7.25     933     6.8        12.73    6.75    8.50  -14.71  -39.18   -40.91
     BRKL  Brookline Bncp MHC of MA(47.0)          12.00  29,095   164.1        17.98    9.88   12.63   -4.99   20.00    20.00
     CBES  CBES Bancorp, Inc. of MO                17.25     940    16.2        26.00   14.44   17.00    1.47  -13.23   -22.47
     CITZ  CFS Bancorp, Inc. of IN                  9.94  22,727   225.9        11.44    8.31   10.00   -0.60   -0.60    -0.60
     CFSB  CFSB Bancorp of Lansing MI              23.75   8,166   193.9        28.75   19.02   24.25   -2.06   23.44    -0.46
     CKFB  CKF Bancorp of Danville KY              15.38     844    13.0        21.25   15.00   15.38    0.00  -14.56   -16.86
     CNSB  CNS Bancorp, Inc. of MO                 12.63   1,492    18.8        21.50   12.25   12.25    3.10  -29.36   -38.39
     CNYF  CNY Financial Corp of NY*                9.38   5,357    50.2        10.25    8.88    9.50   -1.26   -6.20    -6.20
     CSBF  CSB Financial Group Inc of IL            9.88     821     8.1        14.00    9.00    9.88    0.00  -20.58   -26.81
     CBCI  Calumet Bancorp of Chicago IL(8)        30.44   3,146    95.8        39.00   26.00   30.25    0.63   -7.76    -8.45
     CAFI  Camco Fin. Corp. of OH                  15.75   5,481    86.3        20.67   14.88   15.75    0.00    3.82    -7.35
     CMRN  Cameron Fin. Corp. of MO                16.63   2,434    40.5        22.19   14.50   16.50    0.79  -14.19   -18.88
     CFNC  Carolina Fincorp of NC*                  8.75   1,906    16.7        18.88    8.00    8.00    9.38  -48.92   -52.70
     CASB  Cascade Financial Corp. of WA           13.00   4,309    56.0        16.00    9.80   13.00    0.00   25.00    22.64
     CATB  Catskill Fin. Corp. of NY*              13.50   4,358    58.8        18.88   11.75   13.50    0.00  -23.43   -28.50
     CAVB  Cavalry Bancorp of TN                   20.00   7,538   150.8        25.25   18.50   19.88    0.60  100.00   100.00
     CNIT  Cenit Bancorp of Norfolk VA             19.00   4,997    94.9        28.58   16.50   19.13   -0.68  -14.14   -28.30
     CEBK  Central Co-Op. Bank of MA*              17.25   1,965    33.9        33.50   17.00   17.25    0.00  -31.68   -39.47
     CENB  Century Bancorp, Inc. of NC(8)          14.00   1,271    17.8        39.00   12.00   13.50    3.70  -47.51   -50.44
     COFI  Charter One Financial of OH             28.00 132,541 3,711.1        34.64   18.25   29.06   -3.65    2.26    -6.85
     CVAL  Chester Valley Bancorp of PA            28.00   2,449    68.6        35.24   24.76   28.00    0.00   13.09     0.50
     CLAS  Classic Bancshares, Inc. of KY          15.16   1,300    19.7        21.50   12.00   15.00    1.07   -1.43    -9.49
     CBSA  Coastal Bancorp of Houston TX           18.50   7,362   136.2        26.67   14.50   18.75   -1.33   -6.71   -20.43
     CFCP  Coastal Fin. Corp. of SC                19.00   6,256   118.9        20.50   14.72   18.50    2.70    1.33     3.37
     CFKY  Columbia Financial of KY                13.13   2,671    35.1        17.13   11.63   13.06    0.54   31.30    31.30
     CMSB  Commonwealth Bancorp Inc of PA          15.06  14,764   222.3        24.25   10.63   15.34   -1.83  -17.48   -24.25
     CMSV  Commty. Svgs, MHC of FL (48.5)(8)       23.25   5,100    57.4        40.75   17.56   22.88    1.62  -35.06   -34.28
     CFTP  Community Fed. Bancorp of MS            14.25   4,398    62.7        21.00   14.25   14.75   -3.39  -15.58   -29.63
     CFFC  Community Fin. Corp. of VA              12.13   2,569    31.2        16.38   11.00   12.25   -0.98    8.98   -12.17
     CIBI  Community Inv. Bancorp of OH            11.50   1,243    14.3        15.25    9.83   11.50    0.00   16.99     6.78
     COOP  Cooperative Bancshares of NC            12.25   3,043    37.3        25.00   12.25   13.13   -6.70  -28.99   -50.00
     CRZY  Crazy Woman Creek Bncorp of WY          14.75     888    13.1        20.00   11.94   15.50   -4.84   -4.10    -1.67
     CRSB  Crusader Holding Corp of PA             12.25   3,835    47.0        17.86   10.63   11.88    3.11    N.A.     N.A.
     DNFC  D&N Financial Corp. of MI               20.50   9,164   187.9        29.75   15.94   21.00   -2.38  -11.14   -22.64


                                                       Current Per Share Financials
                                                  ----------------------------------------
                                                                           Tangible
                                                  Trailing  12 Mo.   Book    Book
                                                   12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                              EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                             -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
AFBC  Advance Fin. Bancorp of WV                    0.82    0.71   14.48   14.48   110.75
ALBC  Albion Banc Corp. of Albion NY                0.51    0.48    8.37    8.37    98.56
ABCL  Alliance Bancorp, Inc. of IL                  1.01    1.24   15.77   15.64   180.52
ALLB  Alliance Bank MHC of PA (19.9)                0.60    0.60    9.24    9.24    85.48
AHCI  Ambanc Holding Co., Inc. of NY*               0.44    0.55   14.64   14.64   135.02
ASBI  Ameriana Bancorp of IN                        1.17    0.98   14.03   13.78   115.37
ABCW  Anchor Bancorp Wisconsin of WI                1.29    1.12    7.67    7.55   120.62
ANDB  Andover Bancorp, Inc. of MA*                  2.43    2.37   17.61   17.61   214.77
ASFC  Astoria Financial Corp. of NY                 3.24    2.97   34.25   24.92   478.06
AVND  Avondale Fin. Corp. of IL(8)                 -1.80   -1.23   14.98   14.98   179.17
BCSB  BCSB Bankcorp MHC of MD (38.6)                0.36    0.36    7.28    7.28    44.74
BKCT  Bancorp Connecticut of CT*                    1.27    1.07    9.58    9.58    96.83
BPLS  Bank Plus Corp. of CA                         0.39    0.59    9.55    8.77   221.09
BNKU  Bank United Corp. of TX                       3.62    3.32   21.67   19.78   432.67
BWFC  Bank West Fin. Corp. of MI                    0.32    0.33    8.87    8.87    69.16
BANC  BankAtlantic Bancorp of FL                    0.71    0.32    6.88    5.32   101.26
BKUNA BankUnited Fin. Corp. of FL                   0.44    0.21   10.29    8.60   201.51
BVCC  Bay View Capital Corp. of CA                  0.84    1.34   19.45   12.52   281.96
FSNJ  Bayonne Banchsares of NJ(8)                   0.51    0.51   10.51   10.51    76.78
BFSB  Bedford Bancshares, Inc. of VA                0.77    0.76    9.02    9.02    68.02
BFFC  Big Foot Fin. Corp. of IL                     0.47    0.35   15.16   15.16    87.79
BYFC  Broadway Fin. Corp. of CA                     0.62    0.38   14.01   14.01   147.53
BRKL  Brookline Bncp MHC of MA(47.0)                0.53    0.51    9.47    9.47    28.71
CBES  CBES Bancorp, Inc. of MO                      1.09    0.71   18.21   18.21   156.26
CITZ  CFS Bancorp, Inc. of IN                       0.36    0.40   10.88   10.88    62.51
CFSB  CFSB Bancorp of Lansing MI                    1.43    1.28    8.31    8.31   106.22
CKFB  CKF Bancorp of Danville KY                    0.96    0.86   15.97   15.97    74.47
CNSB  CNS Bancorp, Inc. of MO                       0.58    0.46   14.73   14.73    64.31
CNYF  CNY Financial Corp of NY*                     0.25    0.56   14.34   14.34    52.66
CSBF  CSB Financial Group Inc of IL                 0.44    0.43   13.34   12.59    57.51
CBCI  Calumet Bancorp of Chicago IL(8)              3.04    3.06   27.73   27.73   156.38
CAFI  Camco Fin. Corp. of OH                        1.23    0.89   10.62    9.98   107.32
CMRN  Cameron Fin. Corp. of MO                      1.01    0.99   18.02   18.02    90.71
CFNC  Carolina Fincorp of NC*                       0.56    0.63    8.07    8.07    59.76
CASB  Cascade Financial Corp. of WA                 0.87    0.73    7.57    7.57   106.86
CATB  Catskill Fin. Corp. of NY*                    0.89    0.87   15.56   15.56    72.22
CAVB  Cavalry Bancorp of TN                         0.70    0.51   13.53   13.53    46.93
CNIT  Cenit Bancorp of Norfolk VA                   1.27    1.17   10.32    9.56   130.45
CEBK  Central Co-Op. Bank of MA*                    1.58    1.18   18.94   17.25   194.33
CENB  Century Bancorp, Inc. of NC(8)                0.95    0.94   14.74   14.74    76.21
COFI  Charter One Financial of OH                   1.42    1.81   11.34   10.70   149.70
CVAL  Chester Valley Bancorp of PA                  1.42    1.31   13.47   13.47   155.63
CLAS  Classic Bancshares, Inc. of KY                0.75    0.95   15.78   13.57   106.14
CBSA  Coastal Bancorp of Houston TX                 2.10    2.15   15.58   13.57   404.85
CFCP  Coastal Fin. Corp. of SC                      1.07    0.86    5.81    5.81    98.61
CFKY  Columbia Financial of KY                      0.28    0.28   14.12   14.12    44.10
CMSB  Commonwealth Bancorp Inc of PA                0.82    0.53   12.93   10.14   154.28
CMSV  Commty. Svgs, MHC of FL (48.5)(8)             1.01    0.93   16.29   16.29   150.10
CFTP  Community Fed. Bancorp of MS                  0.66    0.57   13.33   13.33    59.86
CFFC  Community Fin. Corp. of VA                    0.71    0.68   10.05   10.01    71.32
CIBI  Community Inv. Bancorp of OH                  0.70    0.70    8.19    8.19    91.68
COOP  Cooperative Bancshares of NC                  0.78    0.72   10.23   10.23   127.97
CRZY  Crazy Woman Creek Bncorp of WY                0.83    0.83   16.22   16.22    69.23
CRSB  Crusader Holding Corp of PA                   0.97    0.89    6.06    5.74    52.68
DNFC  D&N Financial Corp. of MI                     1.71    1.38   12.22   11.37   218.06

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700




                             Exhibit 1A (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of November 10, 1998



                                                                                             Price Change Data
                                                  Market Capitalization       -----------------------------------------------
                                                 -----------------------          52 Week (1)              % Change From
                                                          Share   Market      ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                   ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     DCBI  Delphos Citizens Bancorp of OH          19.00   1,756    33.4        24.25   15.38   19.00    0.00   10.14    -8.43
     DCOM  Dime Community Bancorp of NY*           25.75  11,714   301.6        29.31   15.00   25.25    1.98   15.73     8.42
     ESBF  ESB Financial Corp of PA                16.00   5,665    90.6        20.00   15.06   16.00    0.00    0.57    -8.57
     EGLB  Eagle BancGroup of IL                   19.00   1,097    20.8        21.13   14.00   20.00   -5.00    1.33     0.64
     EBSI  Eagle Bancshares of Tucker GA           18.00   5,806   104.5        27.25   17.00   18.75   -4.00   -1.37   -18.18
     ETFS  East Texas Fin. Serv. of TX             10.50   1,539    16.2        16.25   10.50   10.50    0.00  -18.73   -33.67
     ESBK  Elmira Svgs Bank (The) of NY*           22.00     727    16.0        32.25   16.25   22.00    0.00  -22.34   -26.67
     EMLD  Emerald Financial Corp. of OH           10.50  10,297   108.1        16.00    9.06   11.38   -7.73   15.89    -5.06
     EFBC  Empire Federal Bancorp of MT            13.63   2,480    33.8        18.00   10.63   12.88    5.82  -19.25   -20.43
     EFBI  Enterprise Fed. Bancorp of OH(8)        45.50   2,211   100.6        47.50   25.00   47.50   -4.21   71.70    44.44
     EQSB  Equitable FSB of Wheaton MD             21.25   1,228    26.1        34.00   16.13   21.75   -2.30   -2.30   -19.81
     FCBF  FCB Fin. Corp. of Neenah WI             28.44   3,857   109.7        34.00   22.00   28.44    0.00    4.37    -3.59
     FFDF  FFD Financial Corp. of OH               14.50   1,445    21.0        24.00   14.50   15.50   -6.45  -19.44   -19.44
     FFLC  FFLC Bancorp of Leesburg FL             16.75   3,694    61.9        23.50   15.00   16.28    2.89  -19.66   -22.99
     FFWC  FFW Corporation of Wabash IN            16.50   1,458    24.1        21.50   14.00   15.50    6.45    3.13   -13.16
     FFYF  FFY Financial Corp. of OH               31.25   4,011   125.3        36.88   26.25   30.25    3.31    7.76    -5.67
     FMCO  FMS Financial Corp. of NJ               10.00   7,220    72.2        16.67    8.88   10.00    0.00    0.00   -15.47
     FFHH  FSF Financial Corp. of MN               15.50   2,898    44.9        21.25   13.38   15.38    0.78  -19.48   -25.98
     FBCI  Fidelity Bancorp of Chicago IL          21.75   2,833    61.6        26.00   16.00   22.25   -2.25   -8.42   -15.14
     FSBI  Fidelity Bancorp, Inc. of PA            17.00   1,974    33.6        28.00   16.50   17.50   -2.86  -11.46   -26.72
     FFFL  Fidelity Bcsh MHC of FL (47.9)          23.13   6,802    75.4        35.38   18.75   23.00    0.57  -20.24   -28.83
     FFED  Fidelity Fed. Bancorp of IN              4.75   3,127    14.9        10.50    3.75    4.50    5.56  -50.67   -53.93
     FFOH  Fidelity Financial of OH                13.63   5,602    76.4        19.88   11.88   13.63    0.00   -8.40   -12.06
     FIBC  Financial Bancorp, Inc. of NY(8)        37.50   1,709    64.1        37.69   22.00   37.69   -0.50   55.41    55.41
     SBFL  Fingr Lakes Fin.MHC OF NY(33.1          11.00   3,570    13.0        24.75    9.00   11.50   -4.35  -24.81   -31.25
     FBSI  First Bancshares, Inc. of MO            12.94   2,163    28.0        17.50   12.50   13.00   -0.46    2.45   -17.21
     FBBC  First Bell Bancorp of PA                16.00   6,229    99.7        21.63   12.88   15.63    2.37   -5.88   -15.79
     FSTC  First Citizens Corp of GA               27.25   2,795    76.2        35.50   22.00   28.00   -2.68    6.16   -19.85
     FCME  First Coastal Corp. of ME*              10.38   1,361    14.1        15.63    8.00    9.50    9.26  -23.11   -30.24
     FDEF  First Defiance Fin.Corp. of OH          14.63   8,158   119.4        16.25   11.13   14.63    0.00   -4.88    -8.56
     FESX  First Essex Bancorp of MA*              18.75   7,564   141.8        26.13   13.75   17.75    5.63   -6.25   -19.35
     FFSX  First FSB MHC Sxld of IA(46.3)(8)       24.00   2,845    31.5        39.00   20.00   22.25    7.87  -26.72   -24.41
     FFES  First Fed of E. Hartford CT             25.00   2,749    68.7        42.25   20.50   25.50   -1.96  -30.07   -32.89
     BDJI  First Fed. Bancorp. of MN               15.00     998    15.0        22.00   13.50   15.00    0.00  -12.64   -31.82
     FFBH  First Fed. Bancshares of AR             20.50   4,871    99.9        30.25   16.00   20.13    1.84   -4.65   -13.68
     FTFC  First Fed. Capital Corp. of WI          16.38  18,472   302.6        18.38   11.88   16.13    1.55   24.75    -3.31
     FFKY  First Fed. Fin. Corp. of KY             27.50   4,130   113.6        28.75   20.50   27.50    0.00   25.00    20.88
     FFBZ  First Federal Bancorp of OH             12.00   3,151    37.8        14.50    9.63   11.88    1.01   24.61    13.64
     FFCH  First Fin. Holdings Inc. of SC          19.63  13,659   268.1        27.00   14.50   19.63    0.00   -2.14   -26.09
     FFHS  First Franklin Corp. of OH              13.50   1,704    23.0        20.83   12.50   13.50    0.00  -18.18   -35.19
     FGHC  First Georgia Hold. Corp of GA           8.50   4,799    40.8        15.75    5.33    8.50    0.00   52.33    34.28
     FFSL  First Independence Corp. of KS          10.50     959    10.1        15.63    9.75   10.50    0.00  -30.00   -25.00
     FISB  First Indiana Corp. of IN               21.00  12,708   266.9        30.00   17.38   22.13   -5.11    2.34   -16.70
     FKAN  First Kansas Financial of KS            10.13   1,554    15.7        12.50    9.00   10.13    0.00    1.30     1.30
     FKFS  First Keystone Fin. Corp of PA          15.00   2,329    34.9        21.75   11.75   16.00   -6.25   -6.25   -16.11
     FLKY  First Lancaster Bncshrs of KY           13.38     959    12.8        16.13   12.00   13.06    2.45  -16.38   -16.06
     FLFC  First Liberty Fin. Corp. of GA          21.75  13,369   290.8        25.50   17.00   21.34    1.92   18.66     1.97
     CASH  First Midwest Fin., Inc. of IA          17.25   2,614    45.1        24.88   15.38   16.38    5.31  -12.66   -23.33
     FMBD  First Mutual Bancorp Inc of IL(8)       17.38   3,531    61.4        25.00   14.75   17.38    0.00  -13.10   -30.48
     FMSB  First Mutual SB of Bellevue WA*         12.50   4,245    53.1        19.00   11.94   12.81   -2.42  -31.51   -32.43
     FNFI  First Niles Financial of OH             11.38   1,754     0.0        11.63   10.75   11.63   -2.15    N.A.     N.A.
     FNGB  First Northern Cap. Corp of WI          12.00   8,802   105.6        14.00    9.50   12.38   -3.07  -12.73   -14.29
     FWWB  First Savings Bancorp of WA             21.31  11,699   249.3        25.97   19.38   22.00   -3.14   -0.79   -14.76
     FSFF  First SecurityFed Fin of IL             13.75   6,408    88.1        17.25   10.69   13.88   -0.94   -8.33   -12.70
     FSLA  First Source Bancorp of NJ               8.44  31,839   268.7        13.93    6.75    8.63   -2.20  -15.35   -39.41


                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                            -------- ------- ------- ------- -------
                                                    ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
DCBI  Delphos Citizens Bancorp of OH               0.94    0.94   14.83   14.83    66.00
DCOM  Dime Community Bancorp of NY*                1.22    1.18   15.37   13.37   148.85
ESBF  ESB Financial Corp of PA                     1.03    1.03   12.01   10.72   166.91
EGLB  Eagle BancGroup of IL                        0.65    0.13   18.16   18.16   160.85
EBSI  Eagle Bancshares of Tucker GA                1.49    1.45   13.36   13.36   192.94
ETFS  East Texas Fin. Serv. of TX                  0.41    0.35   13.77   13.77    79.66
ESBK  Elmira Svgs Bank (The) of NY*                1.48    1.75   20.57   20.57   319.81
EMLD  Emerald Financial Corp. of OH                0.67    0.61    5.10    5.04    59.96
EFBC  Empire Federal Bancorp of MT                 0.64    0.64   15.62   15.62    43.12
EFBI  Enterprise Fed. Bancorp of OH(8)             1.03    0.88   16.47   16.06   165.37
EQSB  Equitable FSB of Wheaton MD                  2.60    1.52   15.83   15.83   293.04
FCBF  FCB Fin. Corp. of Neenah WI                  1.51    1.12   19.42   19.42   134.24
FFDF  FFD Financial Corp. of OH                    0.68    0.48   10.95   10.95    62.95
FFLC  FFLC Bancorp of Leesburg FL                  1.13    1.13   14.30   14.30   114.30
FFWC  FFW Corporation of Wabash IN                 1.30    1.14   13.12   12.07   139.45
FFYF  FFY Financial Corp. of OH                    1.93    1.89   21.00   21.00   162.49
FMCO  FMS Financial Corp. of NJ                    0.73    0.73    5.67    5.63    93.31
FFHH  FSF Financial Corp. of MN                    1.05    0.96   14.70   14.44   143.66
FBCI  Fidelity Bancorp of Chicago IL               0.33    1.04   18.77   18.74   177.09
FSBI  Fidelity Bancorp, Inc. of PA                 1.45    1.42   14.23   14.23   200.70
FFFL  Fidelity Bcsh MHC of FL (47.9)               1.15    0.92   13.28   12.90   215.87
FFED  Fidelity Fed. Bancorp of IN                 -0.22   -0.18    2.40    2.40    63.01
FFOH  Fidelity Financial of OH                     0.84    0.80   11.93   10.66    94.27
FIBC  Financial Bancorp, Inc. of NY(8)             1.76    1.70   17.07   17.01   186.43
SBFL  Fingr Lakes Fin.MHC OF NY(33.1               0.29    0.23    6.28    6.28    77.15
FBSI  First Bancshares, Inc. of MO                 0.85    0.85   11.26   10.80    79.60
FBBC  First Bell Bancorp of PA                     1.23    1.22   11.90   11.90   120.46
FSTC  First Citizens Corp of GA                    2.20    1.99   12.72   10.17   126.02
FCME  First Coastal Corp. of ME*                   0.90    0.81   11.29   11.29   126.17
FDEF  First Defiance Fin.Corp. of OH               0.66    0.63   12.66   12.66    71.36
FESX  First Essex Bancorp of MA*                   1.41    1.27   12.68    9.36   164.12
FFSX  First FSB MHC Sxld of IA(46.3)(8)            1.20    1.17   14.77   11.90   193.88
FFES  First Fed of E. Hartford CT                  2.16    2.28   26.89   26.89   361.11
BDJI  First Fed. Bancorp. of MN                    0.81    0.82   12.71   12.71   121.56
FFBH  First Fed. Bancshares of AR                  1.14    1.13   17.46   17.46   118.69
FTFC  First Fed. Capital Corp. of WI               1.02    0.70    6.43    6.12    85.77
FFKY  First Fed. Fin. Corp. of KY                  1.53    1.47   13.24   12.57    99.19
FFBZ  First Federal Bancorp of OH                  0.54    0.51    5.23    5.23    65.81
FFCH  First Fin. Holdings Inc. of SC               1.21    1.19    9.16    9.16   134.69
FFHS  First Franklin Corp. of OH                   1.10    0.92   12.24   12.20   136.08
FGHC  First Georgia Hold. Corp of GA               0.41    0.41    3.07    2.87    37.68
FFSL  First Independence Corp. of KS               0.94    0.94   12.62   12.62   129.65
FISB  First Indiana Corp. of IN                    1.50    0.97   12.83   12.70   136.82
FKAN  First Kansas Financial of KS                 0.46    0.45   13.46   13.28    68.21
FKFS  First Keystone Fin. Corp of PA               1.18    1.05   10.91   10.91   167.87
FLKY  First Lancaster Bncshrs of KY                0.53    0.53   14.73   14.73    56.04
FLFC  First Liberty Fin. Corp. of GA               0.68    0.75    8.78    8.03   113.08
CASH  First Midwest Fin., Inc. of IA               1.09    0.98   16.41   14.65   161.15
FMBD  First Mutual Bancorp Inc of IL(8)            0.46    0.30   15.88   12.45   105.17
FMSB  First Mutual SB of Bellevue WA*              1.20    1.01    8.02    8.02   110.92
FNFI  First Niles Financial of OH                  0.32    0.32   15.38   15.38    50.04
FNGB  First Northern Cap. Corp of WI               0.77    0.70    8.57    8.57    80.71
FWWB  First Savings Bancorp of WA                  1.12    1.04   12.84   11.90    98.65
FSFF  First SecurityFed Fin of IL                  0.53    0.79   14.05   14.01    51.66
FSLA  First Source Bancorp of NJ                   0.44    0.41    8.28    8.02    39.64

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700



                             Exhibit 1A (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of November 10, 1998




                                                                                             Price Change Data
                                                  Market Capitalization       -----------------------------------------------
                                                 -----------------------          52 Week (1)              % Change From
                                                          Share   Market      ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                   ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     SOPN  First Svgs Bancorp of NC                22.63   3,714    84.0        26.00   20.88   23.00   -1.61   -4.72   -11.25
     FBNW  FirstBank Corp of Clarkston WA          16.00   1,964    31.4        23.75   13.25   16.25   -1.54   -6.21   -15.25
     FFDB  FirstFed Bancorp, Inc. of AL             9.50   2,434    23.1        15.94    9.25    9.25    2.70  -13.64   -12.12
     FSPT  FirstSpartan Fin. Corp. of SC           35.25   4,209   148.4        47.25   24.50   34.63    1.79   -6.62   -12.42
     FLAG  Flag Financial Corp of GA               11.75   5,175    60.8        19.38   11.00   12.00   -2.08   -4.70   -18.00
     FLGS  Flagstar Bancorp, Inc of MI             26.31  13,670   359.7        28.38   17.75   26.75   -1.64   42.22    32.88
     FFIC  Flushing Fin. Corp. of NY*              16.00  11,337   181.4        19.92   12.00   16.00    0.00    5.47     0.50
     FBHC  Fort Bend Holding Corp. of TX(8)        24.50   1,866    45.7        28.00   16.63   24.50    0.00   22.50    12.64
     FTSB  Fort Thomas Fin. Corp. of KY            12.13   1,474    17.9        15.75   10.25   11.38    6.59  -11.78   -21.13
     FKKY  Frankfort First Bancorp of KY           15.50   1,584    24.6        19.50   13.63   15.50    0.00  -19.48   -12.08
     FTNB  Fulton Bancorp, Inc. of MO              15.13   1,719    26.0        24.00   15.13   16.50   -8.30  -23.39   -31.63
     GUPB  GFSB Bancorp, Inc of Gallup NM          13.63   1,166    15.9        17.00   13.00   13.63    0.00    2.25    -3.20
     GSLA  GS Financial Corp. of LA                12.75   3,267    41.7        21.00   10.38   13.75   -7.27  -29.17   -39.29
     GOSB  GSB Financial Corp. of NY*              13.38   2,212    29.6        18.94    8.31   13.69   -2.26  -13.00   -25.91
     GBNK  Gaston Fed Bncp MHC of NC(47.0          13.75   4,497    29.1        18.06   10.00   14.44   -4.78   37.50    37.50
     GFCO  Glenway Financial Corp. of OH           19.75   2,283    45.1        24.25   15.00   19.00    3.95   26.36     5.33
     GTPS  Great American Bancorp of IL            16.50   1,371    22.6        23.00   15.00   16.50    0.00  -15.38   -13.16
     PEDE  Great Pee Dee Bancorp of SC             12.75   2,202    28.1        17.38   10.63   12.75    0.00   27.50   -20.95
     GSFC  Green Street Fin. Corp. of NC           14.75   4,083    60.2        18.81   11.25   13.25   11.32  -18.06   -19.18
     GFED  Guaranty Fed Bancshares of MO           12.25   5,917    72.5        14.34   10.13   12.44   -1.53   -3.47    -4.89
     HCBBE HCB Bancshares of Camden AR              9.50   2,645    25.1        16.13    8.38    8.75    8.57  -31.56   -34.48
     HEMT  HF Bancorp of Hemet CA                  17.25   6,391   110.2        18.25   12.00   16.75    2.99   11.29    -1.43
     HFFC  HF Financial Corp. of SD                14.25   4,284    61.0        24.17   12.13   14.00    1.79  -14.52   -19.35
     HMNF  HMN Financial, Inc. of MN               13.38   5,376    71.9        21.67   11.00   14.00   -4.43  -22.79   -38.26
     HALL  Hallmark Capital Corp. of WI            12.69   2,939    37.3        18.00    9.50   12.75   -0.47  -13.61   -25.35
     HRBF  Harbor Federal Bancorp of MD            21.50   1,863    40.1        23.41   17.00   21.75   -1.15   15.34    -6.36
     HARB  Harbor Florida Bancshrs of FL           11.06  30,910   341.9        13.50    8.75   11.25   -1.69    4.24     0.36
     HFSA  Hardin Bancorp of Hardin MO             18.75     816    15.3        20.00   14.25   18.50    1.35    4.17     2.74
     HARL  Harleysville SB of PA                   29.13   1,677    48.9        35.00   27.50   29.13    0.00   -2.90     5.93
     HFGI  Harrington Fin. Group of IN              8.88   3,205    28.5        13.00    8.00    8.88    0.00  -32.98   -31.69
     HARS  Harris Fin. MHC of PA (24.9)            16.88  33,992   142.5        27.88   11.00   16.75    0.78   -9.97   -15.09
     HFFB  Harrodsburg 1st Fin Bcrp of KY          14.38   1,930    27.8        18.00   14.00   14.44   -0.42  -14.15   -14.15
     HHFC  Harvest Home Fin. Corp. of OH           14.00     879    12.3        16.75   11.75   13.75    1.82    1.82   -11.11
     HAVN  Haven Bancorp of Woodhaven NY           15.94   8,851   141.1        28.75   10.50   17.00   -6.24  -22.24   -29.16
     HTHR  Hawthorne Fin. Corp. of CA              15.38   3,170    48.8        24.00   12.00   15.25    0.85  -14.56   -23.60
     HMLK  Hemlock Fed. Fin. Corp. of IL           14.38   1,878    27.0        19.00   13.13   14.25    0.91  -15.41   -16.05
     HBSC  Heritage Bancorp, Inc of SC             18.75   4,629    86.8        22.38   14.00   18.50    1.35   25.00    25.00
     HFWA  Heritage Financial Corp of WA           11.31   9,776   110.6        15.94    9.63   12.31   -8.12   13.10    13.10
     HCBC  High Country Bancorp of CO              10.75   1,323    14.2        15.50   10.25   10.75    0.00    7.50   -30.65
     HBNK  Highland Bancorp of CA                  35.50   2,179    77.4        43.50   32.00   35.50    0.00    8.40     8.40
     HIFS  Hingham Inst. for Sav. of MA*           17.00   1,964    33.4        24.67   15.00   17.00    0.00  -10.53   -11.32
     HBEI  Home Bancorp of Elgin IL(8)             14.13   6,659    94.1        19.13   10.50   14.00    0.93  -19.26   -20.97
     HBFW  Home Bancorp of Fort Wayne IN           27.75   2,351    65.2        37.63   24.25   27.25    1.83   12.39    -5.93
     HCFC  Home City Fin. Corp. of OH              13.00     905    11.8        22.75   11.00   13.00    0.00  -21.83   -29.73
     HOMF  Home Fed Bancorp of Seymour IN          24.00   5,142   123.4        33.75   20.50   24.00    0.00   -4.00    -7.69
     HWEN  Home Financial Bancorp of IN             7.50     903     6.8         9.75    6.50    6.50   15.38   -9.09   -18.92
     HLFC  Home Loan Financial Corp of OH          13.38   2,248    30.1        16.75   11.45   13.38    0.00   33.80    33.80
     HPBC  Home Port Bancorp, Inc. of MA*          23.75   1,842    43.7        27.63   19.13   23.75    0.00    7.95     2.68
     HSTD  Homestead Bancorp, Inc. of LA            8.25   1,478    12.2         9.31    3.41    8.25    0.00  -17.50    43.48
     HFBC  HopFed Bancorp of KY                    18.25   4,034    73.6        21.88   15.25   18.00    1.39   82.50    82.50
     HZFS  Horizon Fin'l. Services of IA           12.50     880    11.0        16.88   11.00   12.50    0.00    8.70     4.17
     HRZB  Horizon Financial Corp. of WA*          13.75   7,484   102.9        19.25   12.50   13.63    0.88  -19.12   -22.54
     HRBT  Hudson River Bancorp Inc of NY          10.88  17,854   194.3        13.69    8.88   10.50    3.62    8.80     8.80
     ITLA  ITLA Capital Corp of CA*                16.31   7,610   124.1        24.00    9.00   16.44   -0.79  -17.42   -15.27
     ICBC  Independence Comm Bnk Cp of NY          13.38  76,044 1,017.5        19.13   11.00   13.69   -2.26   33.80    33.80



                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                        EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                       -------- ------- ------- ------- -------
                                                    ($)     ($)     ($)     ($)     ($)

     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     SOPN  First Svgs Bancorp of NC                1.42    1.42   18.72   18.72    81.90
     FBNW  FirstBank Corp of Clarkston WA          0.98    0.55   15.47   15.47    99.00
     FFDB  FirstFed Bancorp, Inc. of AL            0.66    0.66    7.31    6.75    73.91
     FSPT  FirstSpartan Fin. Corp. of SC           1.71    1.61   28.57   28.57   126.02
     FLAG  Flag Financial Corp of GA               0.39    0.27    4.26    4.26    47.92
     FLGS  Flagstar Bancorp, Inc of MI             2.20    2.20   10.44   10.16   188.24
     FFIC  Flushing Fin. Corp. of NY*              0.86    0.88   12.10   11.65   100.84
     FBHC  Fort Bend Holding Corp. of TX(8)        1.11    0.73   12.19   11.53   170.60
     FTSB  Fort Thomas Fin. Corp. of KY            0.80    0.80   11.05   11.05    68.76
     FKKY  Frankfort First Bancorp of KY           1.02    1.02   14.08   14.08    85.06
     FTNB  Fulton Bancorp, Inc. of MO              0.66    0.51   14.83   14.83    64.05
     GUPB  GFSB Bancorp, Inc of Gallup NM          0.75    0.75   12.19   12.19   105.67
     GSLA  GS Financial Corp. of LA                0.46    0.40   16.01   16.01    44.43
     GOSB  GSB Financial Corp. of NY*              0.27    0.46   14.24   14.24    59.65
     GBNK  Gaston Fed Bncp MHC of NC(47.0          0.33    0.30    9.14    9.14    45.06
     GFCO  Glenway Financial Corp. of OH           1.18    1.18   12.80   12.70   132.87
     GTPS  Great American Bancorp of IL            0.76    0.76   16.97   16.97   108.76
     PEDE  Great Pee Dee Bancorp of SC             0.59    0.59   14.29   14.29    31.06
     GSFC  Green Street Fin. Corp. of NC           0.69    0.69   14.81   14.81    42.44
     GFED  Guaranty Fed Bancshares of MO           0.52    0.52   10.84   10.84    46.74
     HCBBE HCB Bancshares of Camden AR             0.25    0.25   14.45   14.28    83.79
     HEMT  HF Bancorp of Hemet CA                 -0.03    0.04   13.13   11.33   165.80
     HFFC  HF Financial Corp. of SD                1.42    1.22   12.86   12.86   130.87
     HMNF  HMN Financial, Inc. of MN               0.97    0.68   13.17   12.08   134.89
     HALL  Hallmark Capital Corp. of WI            0.95    0.89   11.38   11.38   149.16
     HRBF  Harbor Federal Bancorp of MD            0.98    0.95   15.89   15.89   124.37
     HARB  Harbor Florida Bancshrs of FL           0.56    0.53    8.53    8.45    43.69
     HFSA  Hardin Bancorp of Hardin MO             1.09    0.88   16.78   16.78   162.99
     HARL  Harleysville SB of PA                   2.07    2.07   15.12   15.12   235.77
     HFGI  Harrington Fin. Group of IN            -1.52   -0.41    5.98    5.98   176.57
     HARS  Harris Fin. MHC of PA (24.9)            0.53    0.38    5.65    5.13    71.21
     HFFB  Harrodsburg 1st Fin Bcrp of KY          0.77    0.77   14.99   14.99    56.49
     HHFC  Harvest Home Fin. Corp. of OH           0.63    0.63   11.73   11.73   103.39
     HAVN  Haven Bancorp of Woodhaven NY           0.98    0.94   13.84   13.26   262.40
     HTHR  Hawthorne Fin. Corp. of CA              3.11    3.40   15.06   15.06   378.97
     HMLK  Hemlock Fed. Fin. Corp. of IL           0.87    0.86   15.50   15.50   102.38
     HBSC  Heritage Bancorp, Inc of SC             0.76    0.76   20.46   20.46    65.00
     HFWA  Heritage Financial Corp of WA           0.44    0.27    9.74    8.87    42.75
     HCBC  High Country Bancorp of CO              0.55    0.55   13.82   13.82    76.03
     HBNK  Highland Bancorp of CA                  3.73    3.25   19.11   19.11   272.91
     HIFS  Hingham Inst. for Sav. of MA*           1.46    1.44   11.91   11.91   125.68
     HBEI  Home Bancorp of Elgin IL(8)             0.39    0.39   14.01   14.01    57.98
     HBFW  Home Bancorp of Fort Wayne IN           1.26    1.23   18.27   18.27   153.25
     HCFC  Home City Fin. Corp. of OH              1.05    1.05   12.18   12.18    89.24
     HOMF  Home Fed Bancorp of Seymour IN          2.05    1.56   13.51   13.18   140.53
     HWEN  Home Financial Bancorp of IN            0.43    0.33    8.31    8.31    47.13
     HLFC  Home Loan Financial Corp of OH          0.49    0.49   14.21   14.21    37.67
     HPBC  Home Port Bancorp, Inc. of MA*          1.84    2.08   12.71   12.71   143.23
     HSTD  Homestead Bancorp, Inc. of LA           0.36    0.36   10.40   10.40    48.02
     HFBC  HopFed Bancorp of KY                    0.72    0.72   14.46   14.46    54.00
     HZFS  Horizon Fin'l. Services of IA           0.67    0.80    9.65    9.65   102.21
     HRZB  Horizon Financial Corp. of WA*          1.13    1.14   11.63   11.63    76.03
     HRBT  Hudson River Bancorp Inc of NY          0.41    0.47   12.20   12.20    45.63
     ITLA  ITLA Capital Corp of CA*                1.81    1.81   14.00   13.97   134.21
     ICBC  Independence Comm Bnk Cp of NY         -0.53    0.45   12.63   11.93    62.94

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700

                             Exhibit 1A (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of November 10, 1998



                                                                                             Price Change Data
                                                  Market Capitalization       -----------------------------------------------
                                                 -----------------------          52 Week (1)              % Change From
                                                          Share   Market      ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                   ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     IFSB  Independence FSB of DC                  12.75   1,281    16.3        21.63   11.75   12.25    4.08  -10.53   -25.00
     INBI  Industrial Bancorp of OH                19.00   4,999    95.0        25.00   16.25   19.63   -3.21    7.04     7.04
     IWBK  Interwest Bancorp of WA                 25.38  15,651   397.2        31.33   17.75   25.75   -1.44    1.52     0.83
     IPSW  Ipswich SB of Ipswich MA*               12.25   2,392    29.3        20.75   10.75   12.50   -2.00    4.26   -25.76
     JXVL  Jacksonville Bancorp of TX              15.44   2,422    37.4        23.25   14.38   14.94    3.35  -16.54   -33.59
     JXSB  Jcksnville SB,MHC of IL (45.6)          13.38   1,908    11.6        25.50   13.25   13.25    0.98  -24.28   -33.10
     JSBA  Jefferson Svgs Bancorp of MO            16.25  10,030   163.0        31.88   11.00   16.13    0.74  -24.42   -20.73
     KSBK  KSB Bancorp of Kingfield ME*            14.00   1,261    17.7        22.50   12.00   13.75    1.82   -5.91   -37.78
     KFBI  Klamath First Bancorp of OR             17.75   9,917   176.0        23.06   14.00   17.88   -0.73  -16.00   -17.44
     LSBI  LSB Fin. Corp. of Lafayette IN          29.50     933    27.5        32.00   24.76   29.50    0.00   18.00     8.70
     LVSB  Lakeview Financial of NJ                19.63   4,880    95.8        28.75   13.50   19.63    0.00  -23.02   -23.02
     LARK  Landmark Bancshares, Inc of KS          22.97   1,328    30.5        29.25   19.50   20.75   10.70   -2.26    -7.68
     LARL  Laurel Capital Group of PA              19.00   2,206    41.9        23.50   16.50   19.00    0.00    7.53   -12.32
     LSBX  Lawrence Savings Bank of MA*            13.00   4,331    56.3        19.31    9.63   13.50   -3.70   -8.77   -20.63
     LFED  Leeds Fed Bksr MHC of MD (36.3          14.88   5,196    28.0        23.50   11.75   15.00   -0.80  -29.41   -31.59
     LXMO  Lexington B&L Fin. Corp. of MO          11.50   1,009    11.6        17.88   11.38   11.50    0.00  -31.34   -35.21
     LIBB  Liberty Bancorp MHC of NJ (47)           9.75   3,901    17.9        11.69    7.25    9.75    0.00   -2.50    -2.50
     LFCO  Life Financial Corp of CA(8)             6.00   6,562    39.4        25.38    2.25    5.88    2.04  -66.20   -52.49
     LFBI  Little Falls Bancorp of NJ              17.00   2,478    42.1        22.25   11.50   16.13    5.39   -8.75   -17.07
     LOGN  Logansport Fin. Corp. of IN             15.00   1,199    18.0        19.63   13.50   15.00    0.00   -4.76   -16.67
     MAFB  MAF Bancorp, Inc. of IL                 25.50  22,393   571.0        28.83   19.38   25.25    0.99   17.46     8.14
     MBLF  MBLA Financial Corp. of MO              19.00   1,247    23.7        30.63   18.25   19.00    0.00  -26.21   -37.70
     MECH  MECH Financial Inc of CT*               27.00   5,295   143.0        31.81   20.63   26.81    0.71    6.93     3.61
     MFBC  MFB Corp. of Mishawaka IN               21.50   1,474    31.7        30.38   18.00   21.00    2.38   -7.53   -29.23
     MSBF  MSB Financial, Inc of MI                15.00   1,333    20.0        17.73   13.75   15.00    0.00  -10.82   -13.14
     MARN  Marion Capital Holdings of IN           22.00   1,619    35.6        29.50   21.00   23.25   -5.38  -17.76   -18.91
     MRKF  Market Fin. Corp. of OH                 12.63   1,336    16.9        20.25   10.00   12.38    2.02  -18.52   -19.19
     MASB  MassBank Corp. of Reading MA*           37.88   3,554   134.6        54.25   29.50   39.00   -2.87  -17.20   -20.47
     MFLR  Mayflower Co-Op. Bank of MA*            24.25     900    21.8        27.50   17.00   24.25    0.00   -7.62    -9.35
     MDBK  Medford Bancorp, Inc. of MA*            16.75   8,717   146.0        22.13   13.50   16.75    0.00   -4.61   -14.67
     MWBX  MetroWest Bank of MA*                    6.75  14,258    96.2         9.50    5.75    7.00   -3.57  -15.63   -25.00
     METF  Metropolitan Fin. Corp. of OH           10.75   7,051    75.8        18.88    9.00   10.75    0.00  -21.13   -30.65
     MIFC  Mid Iowa Financial Corp. of IA(8)       13.75   1,735    23.9        14.00   10.13   13.75    0.00   35.74    19.57
     MCBN  Mid-Coast Bancorp of ME                  8.25     713     5.9        14.00    7.50    8.25    0.00  -14.68   -17.50
     MWBI  Midwest Bancshares, Inc. of IA          12.50   1,071    13.4        19.50   10.75   13.00   -3.85  -28.90   -31.51
     MFFC  Milton Fed. Fin. Corp. of OH            13.50   2,237    30.2        17.00   12.31   14.00   -3.57  -12.56   -12.22
     MBSP  Mitchell Bancorp, Inc. of NC(8)         15.75     931    14.7        18.50   14.00   15.38    2.41  -11.12    -7.35
     MBBC  Monterey Bay Bancorp of CA              13.13   3,923    51.5        21.40   10.75   12.44    5.55  -13.62   -15.83
     MONT  Montgomery Fin. Corp. of IN             10.50   1,642    17.2        13.63    9.75   10.50    0.00  -17.65   -18.48
     MSBK  Mutual SB, FSB of Bay City MI            7.50   4,290    32.2        14.13    5.75    7.50    0.00  -43.40   -42.31
     MYST  Mystic Financial of MA*                 12.00   2,574    30.9        18.56    9.75   12.38   -3.07   20.00    20.00
     NHTB  NH Thrift Bancshares of NH              16.38   2,095    34.3        21.75   12.00   17.75   -7.72  -25.55   -20.10
     NSLB  NS&L Bancorp, Inc of Neosho MO          13.13     686     9.0        19.25   13.00   13.00    1.00  -29.26   -30.46
     NSSY  NSS Bancorp of CT(8)*                   48.00   2,378   114.1        58.75   35.00   50.00   -4.00   30.61    27.15
     NMSB  Newmil Bancorp, Inc. of CT*             11.75   3,837    45.1        14.63   10.00   12.63   -6.97  -12.96    -9.62
     NBCP  Niagara Bancorp of NY MHC(45.4*         11.50  29,756   155.3        17.00    8.50   11.38    1.05   15.00    15.00
     NBSI  North Bancshares of Chicago IL          12.13   1,271    15.4        18.83   11.00   12.00    1.08  -31.35   -32.16
     FFFD  North Central Bancshares of IA          18.00   3,104    55.9        24.88   15.00   17.69    1.75   -3.38    -9.46
     NEIB  Northeast Indiana Bncrp of IN           16.50   1,815    29.9        20.68   14.89   16.50    0.00  -11.48   -17.95
     NWSB  Northwest Bcrp MHC of PA (30.8          12.00  46,865   173.3        18.00    9.00   12.00    0.00  -21.16   -15.07
     NWEQ  Northwest Equity Corp. of WI            17.50     825    14.4        22.25   15.63   18.00   -2.78   -2.78   -15.66
     NTMG  Nutmeg FS&LA of CT                      12.00   1,077    12.9        13.00    8.72   12.00    0.00   33.33    14.29
     OHSL  OHSL Financial Corp. of OH              14.00   2,496    34.9        18.38   12.88   14.00    0.00    1.82     3.70
     OCFC  Ocean Fin. Corp. of NJ                  14.88  14,757   219.6        20.00   12.00   14.94   -0.40  -19.31   -20.13
     OTFC  Oregon Trail Fin. Corp. of OR           13.25   3,950    52.3        18.50   11.00   13.25    0.00  -16.56   -23.76

                                                       Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                        EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                       -------- ------- ------- ------- -------
                                                    ($)     ($)     ($)     ($)     ($)

     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     IFSB  Independence FSB of DC                  4.18    3.32   16.53   15.10   207.60
     INBI  Industrial Bancorp of OH                1.12    1.12   12.44   12.44    77.75
     IWBK  Interwest Bancorp of WA                 1.29    1.09   11.00   10.07   156.44
     IPSW  Ipswich SB of Ipswich MA*               1.10    0.93    5.74    5.74   104.29
     JXVL  Jacksonville Bancorp of TX              1.30    1.30   14.48   14.48   100.20
     JXSB  Jcksnville SB,MHC of IL (45.6)          0.50    0.30    9.41    9.41    87.16
     JSBA  Jefferson Svgs Bancorp of MO            0.98    0.87   11.84    9.50   123.81
     KSBK  KSB Bancorp of Kingfield ME*            1.33    1.33    9.54    8.30   122.63
     KFBI  Klamath First Bancorp of OR             0.96    0.93   14.63   13.48   103.99
     LSBI  LSB Fin. Corp. of Lafayette IN          1.89    1.62   19.70   19.70   234.33
     LVSB  Lakeview Financial of NJ                1.94    0.83   11.60    7.78   121.69
     LARK  Landmark Bancshares, Inc of KS          1.84    1.55   22.57   22.57   172.69
     LARL  Laurel Capital Group of PA              1.40    1.44   11.13   11.13   100.35
     LSBX  Lawrence Savings Bank of MA*            2.12    2.09    9.61    9.61    79.63
     LFED  Leeds Fed Bksr MHC of MD (36.3          0.64    0.64    9.49    9.49    58.26
     LXMO  Lexington B&L Fin. Corp. of MO          0.62    0.62   15.17   14.15    94.45
     LIBB  Liberty Bancorp MHC of NJ (47)          0.37    0.37    8.76    8.76    63.69
     LFCO  Life Financial Corp of CA(8)            1.78    1.87    9.38    9.38    57.96
     LFBI  Little Falls Bancorp of NJ              0.78    0.77   15.00   13.95   137.49
     LOGN  Logansport Fin. Corp. of IN             1.08    1.09   13.51   13.51    77.14
     MAFB  MAF Bancorp, Inc. of IL                 1.70    1.62   12.56   11.24   161.03
     MBLF  MBLA Financial Corp. of MO              1.51    1.49   22.33   22.33   162.97
     MECH  MECH Financial Inc of CT*               1.62    1.61   17.51   17.51   180.30
     MFBC  MFB Corp. of Mishawaka IN               1.52    1.56   20.95   20.95   210.33
     MSBF  MSB Financial, Inc of MI                0.91    0.77   10.13   10.13    61.37
     MARN  Marion Capital Holdings of IN           1.35    1.35   22.01   21.53   121.50
     MRKF  Market Fin. Corp. of OH                 0.41    0.41   11.29   11.29    40.87
     MASB  MassBank Corp. of Reading MA*           3.06    2.64   31.05   30.66   262.93
     MFLR  Mayflower Co-Op. Bank of MA*            1.67    1.45   14.67   14.46   158.85
     MDBK  Medford Bancorp, Inc. of MA*            1.39    1.31   11.83   11.24   130.10
     MWBX  MetroWest Bank of MA*                   0.55    0.54    3.49    3.49    46.93
     METF  Metropolitan Fin. Corp. of OH           0.93    0.80    5.61    5.20   150.18
     MIFC  Mid Iowa Financial Corp. of IA(8)       0.79    0.78    7.73    7.72    77.83
     MCBN  Mid-Coast Bancorp of ME                 0.61    0.53    7.35    7.35    91.60
     MWBI  Midwest Bancshares, Inc. of IA          1.27    1.10   11.04   11.04   149.94
     MFFC  Milton Fed. Fin. Corp. of OH            0.67    0.54   11.75   11.75   105.17
     MBSP  Mitchell Bancorp, Inc. of NC(8)         0.47    0.47   15.72   15.72    40.07
     MBBC  Monterey Bay Bancorp of CA              0.33    0.33   11.97   10.95   111.19
     MONT  Montgomery Fin. Corp. of IN             0.62    0.62   12.27   12.27    72.68
     MSBK  Mutual SB, FSB of Bay City MI          -1.79   -0.58    8.27    8.27   136.57
     MYST  Mystic Financial of MA*                 0.62    0.58   13.33   13.33    75.15
     NHTB  NH Thrift Bancshares of NH              1.38    1.28   12.60   11.01   154.81
     NSLB  NS&L Bancorp, Inc of Neosho MO          0.60    0.59   16.87   16.76    91.32
     NSSY  NSS Bancorp of CT(8)*                   2.18    1.92   23.19   22.62   274.11
     NMSB  Newmil Bancorp, Inc. of CT*             0.81    0.62    9.01    9.01    96.37
     NBCP  Niagara Bancorp of NY MHC(45.4*         0.30    0.45    8.76    8.76    48.09
     NBSI  North Bancshares of Chicago IL          0.36    0.31   10.43   10.43    98.30
     FFFD  North Central Bancshares of IA          1.42    1.40   16.02   13.93   107.83
     NEIB  Northeast Indiana Bncrp of IN           1.27    1.27   14.61   14.61   111.99
     NWSB  Northwest Bcrp MHC of PA (30.8          0.45    0.44    4.65    4.18    54.68
     NWEQ  Northwest Equity Corp. of WI            1.51    1.37   14.54   14.54   120.14
     NTMG  Nutmeg FS&LA of CT                      0.87    0.46    6.31    6.31   104.10
     OHSL  OHSL Financial Corp. of OH              0.83    0.77   10.76   10.76    99.30
     OCFC  Ocean Fin. Corp. of NJ                  0.93    0.93   14.29   14.22   104.24
     OTFC  Oregon Trail Fin. Corp. of OR           0.83    0.83   15.82   15.82    69.51

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700


                             Exhibit 1A (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of November 10, 1998



                                                                                             Price Change Data
                                                  Market Capitalization       -----------------------------------------------
                                                 -----------------------          52 Week (1)              % Change From
                                                          Share   Market      ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                   ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     OFCP  Ottawa Financial Corp. of MI            23.13   5,717   132.2        30.91   18.88   23.00    0.57   -9.54   -25.17
     PFFB  PFF Bancorp of Pomona CA                15.31  15,440   236.4        21.13   11.94   16.13   -5.08  -19.97   -22.99
     PHSED PHS Bancorp of PA (45.0)                14.37   2,760    17.8        22.13   11.50   14.63   -1.78  -21.82   -23.89
     PSFI  PS Financial of Chicago IL              10.00   2,019    20.2        22.38    8.50   10.63   -5.93  -39.39   -55.32
     PSBI  PSB Bancorp Inc. of PA*                  7.31   3,101    22.7        11.27    6.25    7.69   -4.94  -28.33   -35.14
     PVFC  PVF Capital Corp. of OH                 14.00   3,991    55.9        18.83   10.00   13.50    3.70    7.03     4.01
     PBCI  Pamrapo Bancorp, Inc. of NJ             23.50   2,843    66.8        32.38   22.13   23.38    0.51   -6.00   -13.76
     PFED  Park Bancorp of Chicago IL              14.63   2,418    35.4        19.75   13.25   14.63    0.00  -19.31   -21.47
     PVSA  Parkvale Financial Corp of PA           20.50   6,381   130.8        28.00   19.60   20.75   -1.20  -10.48   -25.18
     PBHC  Pathfinder BC MHC of NY (45.2)*         11.88   2,736    15.2        26.13    9.88   10.75   10.51  -35.19   -40.60
     PEEK  Peekskill Fin. Corp. of NY              13.88   2,860    39.7        18.25   12.00   13.63    1.83  -21.80   -17.13
     PFSB  PennFed Fin. Services of NJ             13.63   9,236   125.9        19.00   10.25   13.63    0.00  -12.06   -20.43
     PWBK  Pennwood Bancorp, Inc. of PA            11.13     697     7.8        17.44    9.00   11.13    0.00  -21.89   -24.85
     PBKB  People's Bancshares of MA*              20.75   3,317    68.8        27.75   15.00   20.81   -0.29   12.16    -8.79
     TSBS  Peoples Bancorp Inc of NJ(8)*           10.69  36,373   388.8        11.83    6.97   11.00   -2.82   12.05    -9.64
     PFDC  Peoples Bancorp of Auburn IN            19.88   3,281    65.2        25.00   19.88   19.88    0.00  -12.92    -9.64
     PBCT  Peoples Bank, MHC of CT (41.2)*         28.38  64,147   784.2        41.13   19.19   28.50   -0.42  -16.23   -25.32
     PFFC  Peoples Fin. Corp. of OH                12.00   1,352    16.2        18.50   10.00   11.00    9.09  -14.29   -20.69
     PHBK  Peoples Heritage Fin Grp of ME*         18.25  87,784 1,602.1        26.50   13.81   19.81   -7.87   -8.48   -20.65
     PSFC  Peoples Sidney Fin. Corp of OH          16.75   1,755    29.4        24.38   15.00   17.00   -1.47   -4.99    -6.32
     PERM  Permanent Bancorp, Inc. of IN           12.81   4,249    54.4        18.25   10.94   12.50    2.48   -1.46   -17.67
     PCBC  Perry Co. Fin. Corp. of MO              19.75     828    16.4        24.13   18.00   19.75    0.00  -21.00   -18.15
     PHFC  Pittsburgh Home Fin Corp of PA          14.00   1,872    26.2        20.81   12.13   14.50   -3.45  -25.85   -22.22
     PFSL  Pocahontas Bancorp of AR                 9.00   6,685    60.2        11.43    6.75    9.06   -0.66    3.45   -18.63
     PTRS  Potters Financial Corp of OH            14.00     938    13.1        22.25   13.00   14.00    0.00  -13.85   -30.00
     PRBC  Prestige Bancorp of PA                  13.25   1,000    13.3        22.07   12.50   13.25    0.00  -15.34   -23.81
     PFNC  Progress Financial Corp. of PA          14.00   5,192    72.7        21.67   11.50   13.88    0.86    1.38   -10.88
     PROV  Provident Fin. Holdings of CA           15.75   4,625    72.8        24.25   14.00   16.25   -3.08  -21.01   -28.02
     PULB  Pulaski Bk,SB MHC of MO (29.8)(8)       18.75   2,106    11.7        51.00   16.00   19.25   -2.60  -36.97   -40.25
     PLSK  Pulaski SB, MHC of NJ (47.0)            11.38   2,108    11.3        20.50   10.13   11.38    0.00  -44.49   -40.88
     PULS  Pulse Bancorp of S. River NJ(8)         29.25   3,190    93.3        30.50   23.00   28.06    4.24   15.84    11.94
     QCFB  QCF Bancorp of Virginia MN              25.25   1,321    33.4        31.75   25.00   25.25    0.00   -6.48   -15.13
     QCBC  Quaker City Bancorp of CA               16.00   5,799    92.8        21.25   11.75   16.00    0.00   -1.23    -5.88
     QCSB  Queens County Bancorp of NY*            30.00  21,419   642.6        31.42   22.88   29.91    0.30   26.53    11.11
     RARB  Raritan Bancorp of Raritan NJ(8)*       35.00   2,456    86.0        37.00   24.75   35.00    0.00   22.25    25.00
     RELY  Reliance Bancorp, Inc. of NY            26.25   8,984   235.8        42.25   21.50   27.00   -2.78  -21.64   -28.34
     RELI  Reliance Bancshares Inc of WI(8)         9.63   2,396    23.1        10.13    8.06    9.63    0.00   13.29     1.37
     RCBK  Richmond County Fin Corp of NY          15.31  26,424   404.6        19.75   11.31   15.38   -0.46   53.10    53.10
     RIVR  River Valley Bancorp of IN              15.00   1,190    17.9        20.75   13.25   15.00    0.00  -14.29   -20.00
     RVSB  Riverview Bancorp of WA                 13.38   6,186    82.8        19.13   11.25   12.75    4.94   -4.43   -24.62
     RSLN  Roslyn Bancorp, Inc. of NY*             17.13  41,400   709.2        30.50   13.31   17.88   -4.19  -20.10   -26.32
     SCCB  S. Carolina Comm. Bnshrs of SC          13.50     580     7.8        24.00   13.50   13.50    0.00  -40.00   -40.00
     SFED  SFS Bancorp of Schenectady NY(8)        21.88   1,208    26.4        27.88   19.75   21.75    0.60   -2.50   -18.60
     SGVB  SGV Bancorp of W. Covina CA             13.50   2,219    30.0        18.81   11.75   13.50    0.00  -25.00   -23.94
     SISB  SIS Bancorp, Inc. of MA(8)*             40.25   7,171   288.6        52.63   29.50   44.50   -9.55   21.05     0.15
     SWCB  Sandwich Bancorp of MA(8)*              58.50   2,043   119.5        64.50   37.00   55.88    4.69   46.25    32.95
     SKAN  Skaneateles Bancorp Inc of NY*          13.75   1,447    19.9        22.25   12.63   13.75    0.00  -31.25   -37.87
     SKBOD Skibo Fin Corp MHC of PA(45.0)          12.00   3,450    12.4        14.00    6.75   12.13   -1.07   -3.38    -4.00
     SOBI  Sobieski Bancorp of S. Bend IN          14.50     764    11.1        24.25   13.88   14.50    0.00  -24.68   -28.85
     SFFS  Sound Bancorp MHC of NY (44.1)           9.94   5,212    22.9        10.13    8.50   10.00   -0.60   -0.60    -0.60
     SSFC  South Street Fin. Corp. of NC*           8.25   4,676    38.6        19.13    8.00    8.38   -1.55  -52.17   -56.58
     SBAN  SouthBanc Shares Inc. of SC             19.75   4,306    85.0        23.76   15.00   20.00   -1.25    7.51    -7.10
     SCBS  Southern Commun. Bncshrs of AL          13.00   1,137    14.8        20.75   12.00   13.00    0.00  -27.78   -28.77
     SMBC  Southern Missouri Bncrp of MO           16.75   1,412    23.7        23.25   15.75   16.75    0.00   -7.61   -18.29
     SVRN  Sovereign Bancorp, Inc. of PA           14.06 163,725 2,302.0        22.19    9.00   14.44   -2.63  -12.34   -18.68



                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                        EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                       -------- ------- ------- ------- -------
                                                    ($)     ($)     ($)     ($)     ($)

     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     OFCP  Ottawa Financial Corp. of MI            1.38    1.23   13.23   10.85   160.90
     PFFB  PFF Bancorp of Pomona CA                1.11    1.06   14.96   14.80   197.19
     PHSED PHS Bancorp of PA (45.0)                0.58    0.53   10.62   10.62    85.84
     PSFI  PS Financial of Chicago IL              0.42    0.73   11.27   11.27    42.10
     PSBI  PSB Bancorp Inc. of PA*                 0.37    0.37    9.41    9.41    47.49
     PVFC  PVF Capital Corp. of OH                 1.23    1.15    7.82    7.82   108.56
     PBCI  Pamrapo Bancorp, Inc. of NJ             1.59    1.53   17.40   17.32   139.72
     PFED  Park Bancorp of Chicago IL              0.70    0.71   16.55   16.55    81.39
     PVSA  Parkvale Financial Corp of PA           1.79    1.76   13.16   13.10   176.04
     PBHC  Pathfinder BC MHC of NY (45.2)*         0.53    0.45    8.61    7.35    72.40
     PEEK  Peekskill Fin. Corp. of NY              0.65    0.66   15.11   15.11    70.05
     PFSB  PennFed Fin. Services of NJ             1.23    1.16   11.30    9.90   169.60
     PWBK  Pennwood Bancorp, Inc. of PA            0.40    0.44   11.42   11.42    66.11
     PBKB  People's Bancshares of MA*              1.66    0.63    9.79    9.37   258.78
     TSBS  Peoples Bancorp Inc of NJ(8)*           0.28    0.27    9.41    9.13    23.99
     PFDC  Peoples Bancorp of Auburn IN            1.31    1.31   13.88   13.88    92.75
     PBCT  Peoples Bank, MHC of CT (41.2)*         1.67    1.00   13.36   11.19   149.96
     PFFC  Peoples Fin. Corp. of OH                0.71    0.33   10.89   10.89    62.80
     PHBK  Peoples Heritage Fin Grp of ME*         0.76    1.02    8.24    6.85   111.27
     PSFC  Peoples Sidney Fin. Corp of OH          0.70    0.70   11.18   11.18    60.34
     PERM  Permanent Bancorp, Inc. of IN           0.62    0.59   10.23    8.35   119.26
     PCBC  Perry Co. Fin. Corp. of MO              1.01    1.00   20.02   20.02   108.41
     PHFC  Pittsburgh Home Fin Corp of PA          1.15    1.02   13.80   13.65   199.00
     PFSL  Pocahontas Bancorp of AR                0.40    0.40    8.74    8.47    60.52
     PTRS  Potters Financial Corp of OH            1.01    0.90   11.66   11.66   136.62
     PRBC  Prestige Bancorp of PA                  0.71    0.69   15.26   15.26   169.98
     PFNC  Progress Financial Corp. of PA          0.77    0.69    8.03    7.17   116.01
     PROV  Provident Fin. Holdings of CA           1.11    0.40   18.11   18.11   181.76
     PULB  Pulaski Bk,SB MHC of MO (29.8)(8)       0.95    0.78   11.70   11.70    87.19
     PLSK  Pulaski SB, MHC of NJ (47.0)            0.45    0.48   10.68   10.68    90.76
     PULS  Pulse Bancorp of S. River NJ(8)         1.74    1.74   14.39   14.39   170.56
     QCFB  QCF Bancorp of Virginia MN              2.01    1.95   19.93   19.93   113.92
     QCBC  Quaker City Bancorp of CA               1.30    1.21   13.66   13.66   154.08
     QCSB  Queens County Bancorp of NY*            1.18    1.16    6.91    6.91    79.68
     RARB  Raritan Bancorp of Raritan NJ(8)*       1.71    1.65   13.67   13.53   176.53
     RELY  Reliance Bancorp, Inc. of NY            2.09    2.07   20.65   14.22   277.51
     RELI  Reliance Bancshares Inc of WI(8)        0.24    0.23    9.34    9.34    17.65
     RCBK  Richmond County Fin Corp of NY          0.27    0.73   12.48   12.44    64.06
     RIVR  River Valley Bancorp of IN              1.07    0.94   15.54   15.34   114.02
     RVSB  Riverview Bancorp of WA                 0.72    0.68   10.02    9.71    43.42
     RSLN  Roslyn Bancorp, Inc. of NY*             1.11    1.06   14.36   14.29    93.07
     SCCB  S. Carolina Comm. Bnshrs of SC          0.70    0.70   16.23   16.23    82.74
     SFED  SFS Bancorp of Schenectady NY(8)        0.95    0.92   18.14   18.14   147.43
     SGVB  SGV Bancorp of W. Covina CA             0.78    0.76   13.93   13.76   204.14
     SISB  SIS Bancorp, Inc. of MA(8)*             1.68    2.09   18.34   18.34   256.82
     SWCB  Sandwich Bancorp of MA(8)*              2.45    2.32   21.81   21.20   259.92
     SKAN  Skaneateles Bancorp Inc of NY*          1.08    1.00   12.96   12.68   187.65
     SKBOD Skibo Fin Corp MHC of PA(45.0)          0.24    0.29    7.09    7.09    42.20
     SOBI  Sobieski Bancorp of S. Bend IN          0.71    0.69   16.84   16.84   121.07
     SFFS  Sound Bancorp MHC of NY (44.1)          0.63    0.63   10.02   10.02    52.59
     SSFC  South Street Fin. Corp. of NC*          0.22    0.22    7.37    7.37    43.56
     SBAN  SouthBanc Shares Inc. of SC             0.62    0.66   17.72   17.72    85.38
     SCBS  Southern Commun. Bncshrs of AL          0.75    0.75   10.36   10.36    59.74
     SMBC  Southern Missouri Bncrp of MO           0.75    0.79   17.08   17.08   110.43
     SVRN  Sovereign Bancorp, Inc. of PA           0.53    0.66    6.34    5.59   115.12

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700




                             Exhibit 1A (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of November 10, 1998



                                                                                             Price Change Data
                                                  Market Capitalization       -----------------------------------------------
                                                 -----------------------          52 Week (1)              % Change From
                                                          Share   Market      ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                   ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)


     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     STFR  St. Francis Cap. Corp. of WI            40.38   4,788   193.3        50.75   34.50   40.88   -1.22    2.88   -20.04
     SPBC  St. Paul Bancorp, Inc. of IL            20.38  40,598   827.4        27.06   16.81   21.06   -3.23  -11.39   -22.36
     SFFC  StateFed Financial Corp. of IA          11.00   1,549    17.0        15.00    9.00    9.50   15.79  -18.52   -25.42
     SFIN  Statewide Fin. Corp. of NJ              15.88   4,397    69.8        26.69   15.25   16.25   -2.28  -27.42   -33.83
     STSA  Sterling Financial Corp. of WA          18.50   7,606   140.7        27.63   14.00   17.25    7.25  -17.78   -14.94
     ROSE  T R Financial Corp. of NY*              31.25  17,630   550.9        44.75   19.88   33.25   -6.02   -4.58    -6.02
     THRD  TF Financial Corp. of PA                20.00   3,192    63.8        30.00   16.13   19.75    1.27  -14.46   -33.33
     THTL  Thistle Group Holdings of PA             9.00   9,000    81.0        10.06    7.63    9.00    0.00  -10.00   -10.00
     TSBK  Timberland Bancorp of WA                13.25   6,282    83.2        18.50   10.75   14.00   -5.36   32.50    32.50
     TRIC  Tri-County Bancorp of WY                12.88   1,167    15.0        16.50   11.25   12.50    3.04  -11.17   -14.13
     TWIN  Twin City Bancorp, Inc. of TN           13.75   1,241    17.1        15.50   12.75   13.75    0.00    0.88   -11.29
     USAB  USABancshares, Inc of PA*                7.00   2,002    14.0        13.31    6.19    7.63   -8.26   11.46    -6.67
     UCBC  Union Community Bancorp of IN           12.13   3,042    36.9        15.81   10.63   12.13    0.00   21.30   -17.09
     UCFC  United Community Fin. of OH             13.88  33,465   464.5        17.94   13.00   14.00   -0.86   38.80    38.80
     UBMT  United Fin. Corp. of MT                 24.75   1,698    42.0        31.50   21.75   24.25    2.06    N.A.     N.A.
     UTBI  United Tenn. Bancshares of TN           12.38   1,455    18.0        16.00    9.88   12.38    0.00   23.80    23.80
     WHGB  WHG Bancshares of MD                    12.00   1,389    16.7        19.00   10.13   12.00    0.00  -24.72   -36.00
     WSFS  WSFS Financial Corp. of DE*             17.06  12,233   208.7        23.88   12.75   17.75   -3.89   -4.59   -14.70
     WVFC  WVS Financial Corp. of PA               14.88   3,615    53.8        20.13   14.75   14.88    0.00  -10.84   -15.60
     WRNB  Warren Bancorp of Peabody MA*            9.06   7,911    71.7        14.38    8.75    9.19   -1.41   -9.40   -21.22
     WSBI  Warwick Community Bncrp of NY*          13.69   6,607    90.4        18.00   10.38   14.38   -4.80   36.90   -21.23
     WFSL  Washington Federal, Inc. of WA          25.38  51,446 1,305.7        30.13   22.25   26.75   -5.12   -9.23   -11.20
     WAYN  Wayne Svgs Bks MHC of OH (48.2          21.25   2,487    25.4        30.00   17.00   21.25    0.00  -24.30   -19.39
     WCFB  Wbstr Cty FSB MHC of IA (45.6)          17.00   2,114    16.4        21.75   12.50   17.00    0.00  -19.05   -15.00
     WBST  Webster Financial Corp. of CT           26.50  37,943 1,005.5        36.25   18.88   27.88   -4.95  -15.87   -20.30
     WEFC  Wells Fin. Corp. of Wells MN            16.75   1,652    27.7        22.00   15.25   16.75    0.00   -8.22    -6.32
     WEBK  West Essex MHC of NJ (42.2)             10.00   4,197    17.7        10.13    8.41   10.00    0.00    0.00     0.00
     WCBI  WestCo Bancorp, Inc. of IL(8)           34.00   2,405    81.8        34.00   26.00   34.00    0.00   25.93    24.77
     WSTR  WesterFed Fin. Corp. of MT              18.75   5,589   104.8        26.75   17.00   18.25    2.74  -18.48   -26.47
     WOFC  Western Ohio Fin. Corp. of OH           23.00   2,298    52.9        27.50   19.75   21.75    5.75  -12.38   -14.43
     WEHO  Westwood Hmstd Fin Corp of OH           10.63   2,436    25.9        18.13   10.00   10.50    1.24  -35.34   -37.47
     FFWD  Wood Bancorp of OH                      13.88   2,691    37.4        27.00   12.25   13.25    4.75   -6.22   -26.17
     YFCB  Yonkers Fin. Corp. of NY                14.00   2,726    38.2        20.25   13.00   14.00    0.00  -26.32   -27.27
     YFED  York Financial Corp. of PA              17.88   9,416   168.4        25.95   14.88   18.38   -2.72  -16.17   -27.08



                                                           Current Per Share Financials
                                                      ----------------------------------------
                                                                               Tangible
                                                      Trailing  12 Mo.   Book    Book
                                                       12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                            -------- ------- ------- ------- -------
                                                         ($)     ($)     ($)     ($)     ($)


     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     STFR  St. Francis Cap. Corp. of WI                 2.68    2.60   27.35   24.47   366.50
     SPBC  St. Paul Bancorp, Inc. of IL                 1.22    1.17   10.79   10.75   112.44
     SFFC  StateFed Financial Corp. of IA               0.66    0.66   10.38   10.38    57.97
     SFIN  Statewide Fin. Corp. of NJ                   1.21    1.16   14.51   14.49   149.34
     STSA  Sterling Financial Corp. of WA               0.92    1.32   14.72    6.49   273.76
     ROSE  T R Financial Corp. of NY*                   2.36    1.98   15.10   15.10   237.29
     THRD  TF Financial Corp. of PA                     1.23    1.10   16.46   14.08   218.09
     THTL  Thistle Group Holdings of PA                 0.53    0.53   10.79   10.79    38.81
     TSBK  Timberland Bancorp of WA                     0.71    0.66   13.55   13.55    41.88
     TRIC  Tri-County Bancorp of WY                     0.79    0.75   12.44   12.44    74.31
     TWIN  Twin City Bancorp, Inc. of TN                0.89    0.72   11.29   11.29    89.13
     USAB  USABancshares, Inc of PA*                    0.26    0.32    6.55    6.51    67.28
     UCBC  Union Community Bancorp of IN                0.47    0.47   14.22   14.22    35.53
     UCFC  United Community Fin. of OH                  0.58    0.58   12.47   12.47    38.59
     UBMT  United Fin. Corp. of MT                      1.35    1.32   17.83   17.23   120.93
     UTBI  United Tenn. Bancshares of TN                0.71    0.71   13.83   13.83    51.16
     WHGB  WHG Bancshares of MD                         0.46    0.46   14.52   14.52    95.01
     WSFS  WSFS Financial Corp. of DE*                  1.42    1.37    7.77    7.74   130.44
     WVFC  WVS Financial Corp. of PA                    0.97    1.05    9.12    9.12    82.17
     WRNB  Warren Bancorp of Peabody MA*                0.76    0.72    5.14    5.14    48.52
     WSBI  Warwick Community Bncrp of NY*               0.19    0.64   13.04   13.04    62.12
     WFSL  Washington Federal, Inc. of WA               2.17    2.10   14.91   13.87   109.57
     WAYN  Wayne Svgs Bks MHC of OH (48.2               0.73    0.66    9.94    9.94   104.30
     WCFB  Wbstr Cty FSB MHC of IA (45.6)               0.63    0.63   10.75   10.75    45.93
     WBST  Webster Financial Corp. of CT                1.58    1.61   14.91   12.78   241.51
     WEFC  Wells Fin. Corp. of Wells MN                 1.46    1.33   15.25   15.25   112.52
     WEBK  West Essex MHC of NJ (42.2)                  0.27    0.27   10.76   10.76    80.14
     WCBI  WestCo Bancorp, Inc. of IL(8)                1.87    1.86   19.95   19.95   132.43
     WSTR  WesterFed Fin. Corp. of MT                   1.29    1.26   19.94   16.38   178.85
     WOFC  Western Ohio Fin. Corp. of OH                0.12    0.10   22.57   21.11   155.48
     WEHO  Westwood Hmstd Fin Corp of OH                0.41    0.57   10.21   10.21    52.33
     FFWD  Wood Bancorp of OH                           0.88    0.72    8.38    8.38    61.74
     YFCB  Yonkers Fin. Corp. of NY                     1.09    0.99   15.17   15.17   147.31
     YFED  York Financial Corp. of PA                   1.06    0.84   11.60   11.60   130.55

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700                                                                     Exhibit 1B
                                                                      Weekly Thrift Market Line - Part Two
                                                                         Prices As Of November 10, 1998

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ---------------------     ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------  ------   ------  ------  ------     ------  ------     ------   ----    -----
                                              (%)     (%)      (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

Market Averages. SAIF-Insured Thrifts(no MHCs)
----------------------------------------------
SAIF-Insured Thrifts(276)                    13.67    13.38    0.91    7.80    5.77       0.86    7.34       0.60  139.30    0.79
NYSE Traded Companies(7)                      8.58     8.11    0.76   10.15    5.91       0.49    7.54       0.75  156.04    1.38
AMEX Traded Companies(22)                    13.69    13.56    0.73    5.86    5.56       0.76    5.63       0.49  184.75    0.78
NASDAQ Listed OTC Companies(247)             13.81    13.51    0.92    7.91    5.79       0.88    7.49       0.61  136.10    0.77
California Companies(17)                      7.64     7.30    0.62    8.74    7.66       0.52    7.80       1.38   99.17    1.28
Florida Companies(5)                         11.23    10.50    0.88    8.75    5.56       0.59    5.23       0.46  163.09    0.95
Mid-Atlantic Companies(53)                   11.24    10.84    0.83    9.01    6.61       0.83    8.56       0.58  115.62    0.92
Mid-West Companies(131)                      14.36    14.14    0.91    6.97    5.21       0.88    6.78       0.56  142.87    0.66
New England Companies(7)                      7.46     7.15    0.72    9.97    7.22       0.62    8.45       0.66  132.66    1.02
North-West Companies(11)                     17.27    16.48    1.16    8.38    5.66       1.04    7.63       0.37  233.88    0.80
South-East Companies(41)                     17.24    17.07    1.09    8.20    5.49       1.04    7.73       0.63  151.21    0.77
South-West Companies(6)                      11.02    10.92    0.69    7.19    6.45       0.65    6.88       0.52   72.35    0.56
Western Companies (Excl CA)(5)               16.85    16.35    0.99    6.29    5.84       0.97    6.16       0.35  144.03    0.90
Thrift Strategy(235)                         14.66    14.42    0.92    7.29    5.64       0.89    6.98       0.57  142.34    0.74
Mortgage Banker Strategy(24)                  7.61     6.85    0.73    9.57    4.82       0.66    8.95       0.73  129.21    0.97
Real Estate Strategy(7)                       7.34     7.11    0.92   12.47    9.19       0.83   11.35       1.31  114.12    1.62
Diversified Strategy(7)                       8.71     8.36    0.81   10.10    4.77       0.52    7.23       0.58  108.22    1.08
Retail Banking Strategy(3)                    6.78     6.24    1.41   20.74   20.56       1.13   16.57       0.91   64.52    0.63
Companies Issuing Dividends(232)             13.84    13.55    0.95    7.99    5.96       0.90    7.45       0.57  140.75    0.75
Companies Without Dividends(44)              12.70    12.44    0.64    6.69    4.68       0.67    6.74       0.77  131.07    0.98
Equity/Assets <6%(16)                         4.79     4.33    0.54   10.68    6.28       0.55   10.98       1.12  104.52    0.95
Equity/Assets 6-12%(124)                      8.70     8.29    0.81    9.57    6.42       0.73    8.60       0.65  133.29    0.87
Equity/Assets >12%(136)                      19.24    19.07    1.03    5.85    5.12       1.03    5.77       0.50  148.67    0.70
Converted Last 3 Mths (no MHC)(1)            30.74    30.74    0.64    2.08    2.81       0.64    2.08       0.00    0.00    0.00
Actively Traded Companies(28)                 8.94     8.40    0.90   10.70    5.45       0.91   11.31       0.78  137.64    0.92
Market Value Below $20 Million(63)           14.89    14.79    0.84    5.98    5.92       0.78    5.43       0.67  135.86    0.66
Holding Company Structure(248)               13.67    13.38    0.90    7.72    5.73       0.87    7.34       0.62  135.05    0.77
Assets Over $1 Billion(55)                    9.23     8.59    0.79   10.25    6.34       0.77    9.73       0.82  113.42    0.98
Assets $500 Million-$1 Billion(37)           10.39     9.96    0.86    8.20    5.05       0.80    7.92       0.44  159.95    0.85
Assets $250-$500 Million(63)                 13.85    13.56    0.94    8.22    6.37       0.91    7.68       0.57  160.18    0.78
Assets less than $250 Million(121)           16.66    16.57    0.95    6.33    5.44       0.91    5.89       0.58  135.24    0.68
Goodwill Companies(112)                      10.68     9.99    0.84    9.25    6.26       0.79    8.56       0.66  131.81    0.90
Non-Goodwill Companies(161)                  15.71    15.71    0.95    6.73    5.45       0.91    6.46       0.56  145.76    0.70
Acquirors of FSLIC Cases(7)                   9.57     8.97    1.28   14.56   11.38       1.22   13.98       0.78   62.20    0.62

                                                         Pricing Ratios                      Dividend Data(6)
                                            ----------------------------------------      ------------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       -------   ----   ------   ----  --------      -----   -----   --------
                                              (X)      (%)     (%)     (%)     (x)          ($)     (%)     (%)

Market Averages. SAIF-Insured Thrifts(no MHC
--------------------------------------------
SAIF-Insured Thrifts(276)                     17.19  126.07   15.85  131.69   18.06         0.33    2.04   32.64
NYSE Traded Companies(7)                      17.56  153.06   13.50  163.41   13.52         0.21    0.89   19.42
AMEX Traded Companies(22)                     16.68  101.87   13.69  103.28   18.46         0.33    2.27   32.93
NASDAQ Listed OTC Companies(247)              17.22  127.49   16.10  133.36   18.11         0.34    2.04   33.01
California Companies(17)                      13.76  110.16    8.42  116.35   12.41         0.15    0.77   15.98
Florida Companies(5)                          16.77  137.62   16.17  152.89   20.81         0.14    1.13   18.47
Mid-Atlantic Companies(53)                    16.21  125.74   13.31  133.93   18.05         0.32    1.93   32.03
Mid-West Companies(131)                       17.71  125.51   16.55  128.84   18.28         0.34    2.13   32.98
New England Companies(7)                      14.13  132.88    9.65  140.43   17.30         0.39    2.23   30.27
North-West Companies(11)                      18.35  134.00   20.17  154.75   19.32         0.32    1.77   31.72
South-East Companies(41)                      18.47  136.16   20.14  140.12   19.28         0.39    2.39   39.53
South-West Companies(6)                       16.12  102.22   10.77  105.74   12.88         0.26    1.81   28.50
Western Companies (Excl CA)(5)                17.30  101.02   16.75  106.07   17.62         0.56    3.35   58.51
Thrift Strategy(235)                          17.50  120.43   16.42  124.33   18.24         0.34    2.14   34.18
Mortgage Banker Strategy(24)                  16.32  162.25   12.38  185.01   19.29         0.26    1.38   25.53
Real Estate Strategy(7)                       11.29  133.92   10.05  136.67   12.20         0.18    0.93   11.58
Diversified Strategy(7)                       20.09  195.48   16.88  205.20   18.17         0.40    2.02   40.52
Retail Banking Strategy(3)                     7.52  122.45    7.77  132.37    9.35         0.23    1.47    8.84
Companies Issuing Dividends(232)              17.16  127.33   16.21  132.66   18.21         0.39    2.40   38.28
Companies Without Dividends(44)               17.35  118.92   13.81  126.24   16.91         0.00    0.00    0.00
Equity/Assets <6%(16)                         13.66  160.38    7.89  179.31   13.25         0.15    0.72   10.08
Equity/Assets 6-12%(124)                      15.46  141.01   12.06  149.51   17.05         0.32    1.82   27.77
Equity/Assets >12%(136)                       19.16  108.44   20.24  109.87   19.51         0.37    2.39   40.36
Converted Last 3 Mths (no MHC)(1)              0.00   73.99   22.74   73.99    0.00         0.00    0.00    0.00
Actively Traded Companies(28)                 16.67  165.75   14.43  182.18   16.44         0.44    1.95   33.41
Market Value Below $20 Million(63)            17.68  101.84   14.56  102.49   18.87         0.31    2.36   37.26
Holding Company Structure(248)                17.27  126.66   15.92  132.39   17.97         0.34    2.06   33.02
Assets Over $1 Billion(55)                    16.09  150.15   13.26  166.24   17.15         0.31    1.54   25.44
Assets $500 Million-$1 Billion(37)            15.48  143.76   14.06  152.11   17.54         0.37    1.91   30.33
Assets $250-$500 Million(63)                  16.35  121.43   16.10  125.00   17.09         0.32    1.85   30.04
Assets less than $250 Million(121)            18.59  111.62   17.49  112.48   19.13         0.34    2.39   38.45
Goodwill Companies(112)                       16.44  136.77   13.69  150.06   17.48         0.33    1.83   28.41
Non-Goodwill Companies(161)                   17.73  117.30   17.22  117.30   18.51         0.34    2.20   35.94
Acquirors of FSLIC Cases(7)                   13.04  142.26   13.76  152.62   12.66         0.47    1.99   24.69

(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700                                                               Exhibit 1B (continued)
                                                                      Weekly Thrift Market Line - Part Two
                                                                         Prices As Of November 10, 1998

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------  ------   ------  ------  ------     ------  ------     ------   ----    -----
                                              (%)     (%)      (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

Market Averages. BIF-Insured Thrifts(no MHCs)
---------------------------------------------
BIF-Insured Thrifts(56)                      11.89    11.51    1.06   10.58    6.84       1.06    9.98       0.57  194.30    1.25
NYSE Traded Companies(5)                     17.61    15.76    1.39    9.67    5.41       1.49    8.93       1.08   83.51    0.90
AMEX Traded Companies(5)                     11.63    11.34    1.09   10.80    7.82       1.01    9.63       0.83  136.15    1.17
NASDAQ Listed OTC Companies(46)              11.23    11.01    1.02   10.67    6.90       1.01   10.15       0.49  214.78    1.31
California Companies(1)                      10.43    10.41    1.43   13.81   11.10       1.43   13.81       0.00    0.00    1.90
Mid-Atlantic Companies(21)                   14.39    13.80    0.96    8.27    5.15       1.07    8.37       0.79  128.74    1.13
New England Companies(29)                     9.81     9.52    1.13   12.72    7.95       1.03   11.38       0.48  252.40    1.41
North-West Companies(2)                      11.26    11.26    1.31   12.46    8.91       1.24   11.32       0.04    0.00    1.13
South-East Companies(3)                      15.00    14.84    0.77    4.38    5.17       0.98    5.79       0.32  159.18    0.52
Thrift Strategy(44)                          12.82    12.49    1.04    9.69    6.54       1.06    9.24       0.58  190.81    1.19
Mortgage Banker Strategy(6)                   8.55     8.09    1.07   13.24    7.98       0.91   10.77       0.33  264.90    1.15
Real Estate Strategy(2)                      10.51    10.50    1.52   14.41    9.74       1.48   14.02       0.90  116.78    1.73
Diversified Strategy(4)                       7.03     5.93    0.97   14.59    6.67       1.04   15.46       0.85  151.28    1.98
Companies Issuing Dividends(48)              11.34    10.89    1.05   10.76    6.73       1.04   10.03       0.53  190.78    1.20
Companies Without Dividends(8)               14.85    14.84    1.13    9.66    7.43       1.17    9.68       0.79  211.44    1.51
Equity/Assets <6%(3)                          5.08     5.02    1.00   19.27    8.43       0.78   14.33       0.94  113.96    1.66
Equity/Assets 6-12%(35)                       8.73     8.39    1.03   11.90    7.37       0.96   10.93       0.55  200.35    1.36
Equity/Assets >12%(18)                       18.85    18.34    1.12    6.66    5.60       1.29    7.46       0.57  194.57    0.97
Converted Last 3 Mths (no MHC)(1)            27.23    27.23    0.47    1.74    2.67       1.06    3.91       1.28   74.83    1.43
Actively Traded Companies(14)                10.45     9.99    1.36   13.70    8.43       1.28   12.12       0.39  221.94    1.07
Market Value Below $20 Million(6)             8.88     8.68    0.75    8.16    7.14       0.78    8.47       0.76  231.68    1.21
Holding Company Structure(43)                12.62    12.38    1.05    9.84    6.49       1.08    9.54       0.48  212.59    1.26
Assets Over $1 Billion(16)                   11.26    10.27    1.22   12.15    6.51       1.25   11.79       0.63  181.05    1.25
Assets $500 Million-$1 Billion(11)            9.34     9.20    1.06   12.24    7.45       0.94   10.09       0.48  219.98    1.34
Assets $250-$500 Million(15)                 12.82    12.70    1.09   10.61    7.53       1.10    9.96       0.62  172.92    1.49
Assets less than $250 Million(14)            13.09    12.97    0.86    7.93    6.16       0.89    7.98       0.52  218.08    0.95
Goodwill Companies(28)                       10.21     9.40    0.99   11.09    7.09       0.95    9.99       0.75  162.48    1.25
Non-Goodwill Companies(28)                   13.39    13.39    1.12   10.13    6.63       1.16    9.97       0.43  224.61    1.25

                                                          Pricing Ratios                       Dividend Data(6)
                                             ----------------------------------------      ------------------------
                                                                      Price/  Price/        Ind.   Divi-
                                              Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                        Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                        -------   ----   ------   ----  --------      -----   -----   --------
                                               (X)      (%)     (%)     (%)     (x)          ($)     (%)     (%)

Market Averages. BIF-Insured Thrifts(no MHCs)
---------------------------------------------
BIF-Insured Thrifts(56)                      14.64  140.32   15.68  144.75   16.20         0.38    1.96   29.40
NYSE Traded Companies(5)                     18.03  155.32   24.67  158.15   19.25         0.55    1.43   28.49
AMEX Traded Companies(5)                     13.43  128.55   13.85  132.84   15.79         0.41    2.45   32.02
NASDAQ Listed OTC Companies(46)              14.43  139.91   14.81  144.90   15.94         0.35    1.96   29.18
California Companies(1)                       9.01  116.50   12.15  116.75    9.01         0.00    0.00    0.00
Mid-Atlantic Companies(21)                   17.44  132.06   18.44  133.40   19.10         0.39    1.59   31.61
New England Companies(29)                    13.54  151.14   13.85  158.17   15.06         0.38    2.06   27.67
North-West Companies(2)                      11.29  137.04   14.68  137.04   12.22         0.32    2.40   27.80
South-East Companies(3)                      15.57  106.22   15.97  107.30   11.88         0.41    3.68   48.21
Thrift Strategy(44)                          15.05  132.01   16.20  132.71   16.89         0.40    1.99   30.52
Mortgage Banker Strategy(6)                  12.83  164.28   13.38  178.26   13.82         0.33    1.65   21.23
Real Estate Strategy(2)                      10.47  146.38   15.41  146.51   10.80         0.18    1.99   23.68
Diversified Strategy(4)                      16.44  196.30   13.63  229.05   15.04         0.37    2.03   35.35
Companies Issuing Dividends(48)              14.45  146.32   15.84  151.75   16.31         0.45    2.32   35.13
Companies Without Dividends(8)               15.67  108.79   14.85  108.90   15.65         0.00    0.00    0.00
Equity/Assets <6%(3)                         11.88  214.98   10.95  218.43   12.81         0.35    1.89   22.93
Equity/Assets 6-12%(35)                      14.28  150.17   13.72  158.59   15.61         0.40    2.03   29.75
Equity/Assets >12%(18)                       16.23  109.76   20.11  104.99   17.73         0.34    1.82   29.96
Converted Last 3 Mths (no MHC)(1)             0.00   65.41   17.81   65.41   16.75         0.00    0.00    0.00
Actively Traded Companies(14)                12.83  157.75   15.48  170.88   12.83         0.55    2.37   31.36
Market Value Below $20 Million(6)            15.37  111.17    9.82  115.33   14.24         0.23    1.57   21.68
Holding Company Structure(43)                15.07  136.25   16.30  141.73   16.80         0.39    2.00   31.24
Assets Over $1 Billion(16)                   16.18  166.61   19.04  178.86   16.59         0.52    1.93   34.35
Assets $500 Million-$1 Billion(11)           12.57  154.18   13.44  158.05   16.03         0.54    2.67   37.47
Assets $250-$500 Million(15)                 12.89  128.47   14.89  130.27   15.36         0.23    1.67   21.65
Assets less than $250 Million(14)            15.81  117.95   14.16  119.96   16.77         0.28    1.86   26.46
Goodwill Companies(28)                       14.97  147.28   14.06  157.03   15.83         0.39    1.91   28.61
Non-Goodwill Companies(28)                   14.30  133.89   17.13  133.89   16.51         0.37    2.00   30.15

(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700                                                               Exhibit 1B (continued)
                                                                      Weekly Thrift Market Line - Part Two
                                                                         Prices As Of November 10, 1998

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------  ------   ------  ------  ------     ------  ------     ------   ----    -----
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

Market Averages. MHC Institutions
---------------------------------
SAIF-Insured Thrifts(20)                     14.46    14.36    0.83    6.24    3.73       0.79    5.74       0.56  129.25    0.85
BIF-Insured Thrifts(3)                       13.01    11.94    0.89    8.23    4.32       0.80    6.93       0.75  136.84    1.13
NASDAQ Listed OTC Companies(23)              14.25    14.00    0.84    6.54    3.82       0.79    5.92       0.59  130.45    0.89
Florida Companies(2)                          6.15     5.98    0.65    8.98    4.97       0.52    7.18       0.27   78.51    0.34
Mid-Atlantic Companies(13)                   13.30    13.04    0.72    5.78    3.68       0.73    5.67       0.66   79.13    0.83
Mid-West Companies(5)                        14.58    14.58    0.89    6.29    3.63       0.79    5.33       0.43  297.10    0.54
New England Companies(2)                     20.95    20.22    1.65   10.89    5.15       1.36    8.03       0.46  322.57    2.02
South-East Companies(1)                      20.28    20.28    0.73    5.92    2.40       0.66    5.39       0.50  132.06    0.96
Thrift Strategy(21)                          14.89    14.74    0.82    5.97    3.74       0.80    5.73       0.58  131.75    0.84
Mortgage Banker Strategy(1)                   7.93     7.20    0.80    9.83    3.14       0.57    7.05       0.65   60.95    0.96
Diversified Strategy(1)                       8.91     7.46    1.22   13.50    5.88       0.73    8.08       0.59  177.88    1.64
Companies Issuing Dividends(19)              13.90    13.59    0.87    7.05    3.74       0.80    6.27       0.59  145.52    0.90
Companies Without Dividends(4)               15.63    15.63    0.73    4.50    4.13       0.73    4.50       0.59   73.94    0.84
Equity/Assets 6-12%(12)                       9.44     8.95    0.73    7.74    4.04       0.59    6.26       0.69   83.98    0.81
Equity/Assets >12%(11)                       19.05    19.05    0.95    5.33    3.60       0.98    5.57       0.49  172.27    0.97
Holding Company Structure(5)                 14.49    14.14    0.78    5.85    4.13       0.82    6.01       0.64   96.29    0.66
Assets Over $1 Billion(5)                     9.94     9.30    0.86    9.47    4.07       0.75    7.92       0.46  126.66    0.96
Assets $500 Million-$1 Billion(3)            32.99    32.99    2.07    8.28    4.42       2.00    7.97       0.33  467.25    2.39
Assets $250-$500 Million(7)                  13.36    13.36    0.76    5.65    3.93       0.74    5.41       0.70   64.94    0.78
Assets less than $250 Million(8)             15.53    15.28    0.73    5.07    3.44       0.69    4.69       0.62  141.19    0.73
Goodwill Companies(8)                        10.44     9.73    0.78    8.03    4.09       0.64    6.43       0.70   87.04    0.94
Non-Goodwill Companies(14)                   16.06    16.06    0.84    5.69    3.45       0.84    5.58       0.52  163.36    0.87
MHC Institutions(23)                         14.25    14.00    0.84    6.54    3.82       0.79    5.92       0.59  130.45    0.89
MHC Converted Last 3 Months(2)               16.24    16.24    0.77    4.40    4.52       0.77    4.40       0.81   63.36    1.19

                                                         Pricing Ratios                      Dividend Data(6)
                                            ----------------------------------------      -------------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       -------   ----   ------   ----  --------      -----   -----   --------
                                              (X)      (%)     (%)     (%)     (x)          ($)     (%)     (%)

Market Averages. MHC Institutions
---------------------------------
SAIF-Insured Thrifts(20)                      24.40  159.70   21.57  163.49   24.18         0.30    1.93   32.92
BIF-Insured Thrifts(3)                        19.70  160.56   19.75  182.18   26.78         0.41    1.99   44.28
NASDAQ Listed OTC Companies(23)               23.73  159.83   21.29  166.29   24.78         0.32    1.94   35.35
Florida Companies(2)                          20.11  174.17   10.71  179.30   25.14         1.00    4.32    0.00
Mid-Atlantic Companies(13)                    23.69  155.29   19.32  161.67   24.24         0.18    1.40   28.15
Mid-West Companies(5)                         27.62  171.37   24.25  171.37   26.98         0.57    3.29   60.00
New England Companies(2)                      19.82  169.57   30.36  190.17   25.95         0.56    2.45   46.41
South-East Companies(1)                        0.00  150.44   30.51  150.44    0.00         0.20    1.45   60.61
Thrift Strategy(21)                           24.24  149.19   21.29  152.40   24.48         0.29    1.90   33.19
Mortgage Banker Strategy(1)                    0.00  298.76   23.70  329.04    0.00         0.22    1.30   41.51
Diversified Strategy(1)                       16.99  212.43   18.93  253.62   28.38         0.92    3.24   55.09
Companies Issuing Dividends(19)               23.90  172.45   22.34  180.53   25.29         0.40    2.43   49.49
Companies Without Dividends(4)                23.07  109.34   17.12  109.34   23.07         0.00    0.00    0.00
Equity/Assets 6-12%(12)                       23.76  186.66   17.02  199.59   25.60         0.43    2.45   50.94
Equity/Assets >12%(11)                        23.68  133.00   25.57  133.00   24.08         0.21    1.43   19.76
Holding Company Structure(5)                  23.41  138.71   18.98  143.44   23.52         0.19    1.13   19.43
Assets Over $1 Billion(5)                     21.26  214.94   19.84  236.07   26.59         0.48    2.25   43.04
Assets $500 Million-$1 Billion(3)             22.64  126.72   41.80  126.72   23.53         0.20    1.67   37.74
Assets $250-$500 Million(7)                   23.59  145.62   18.47  145.62   22.21         0.25    1.64   15.00
Assets less than $250 Million(8)              25.56  139.41   22.22  142.79   25.86         0.29    2.06   45.00
Goodwill Companies(8)                         22.65  186.90   18.00  205.36   26.86         0.36    1.70   28.32
Non-Goodwill Companies(14)                    25.39  149.09   23.42  149.09   24.59         0.33    2.24   46.43
MHC Institutions(23)                          23.73  159.83   21.29  166.29   24.78         0.32    1.94   35.35
MHC Converted Last 3 Months(2)                15.78   96.07   15.69   96.07   15.78         0.00    0.00    0.00

(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700                                                               Exhibit 1B (continued)
                                                                      Weekly Thrift Market Line - Part Two
                                                                         Prices As Of November 10, 1998

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------  ------   ------  ------  ------     ------  ------     ------   ----    -----
                                              (%)     (%)      (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NYSE Traded Companies
---------------------
BYS   Bay State Bancorp of MA*               20.71    20.71    0.92    4.44    4.31       0.92    4.44       0.56  150.03    0.99
CFB   Commercial Federal Corp. of NE          8.24     6.58    0.69    9.70    4.27       0.94   13.27       0.77   85.15    0.83
DME   Dime Bancorp, Inc. of NY*               6.31     5.21    0.93   15.56    6.75       0.41    6.90       0.97   54.49    0.69
DSL   Downey Financial Corp. of CA            7.87     7.79    0.98   13.22    8.16       1.01   13.67       0.75   70.52    0.58
FED   FirstFed Fin. Corp. of CA               6.53     6.49    0.80   13.92    8.69       0.74   12.91       0.73  312.44    2.92
GSB   Golden State Bancorp of CA(8)           6.20     5.20    0.81   13.04    5.98       0.85   13.73       0.68  162.74    1.78
GDW   Golden West Fin. Corp. of CA            7.58     7.58    1.06   14.87    8.03       1.04   14.60        NA      NA     0.86
GPT   GreenPoint Fin. Corp. of NY*           13.16     5.65    1.16   11.12    4.43       1.19   11.40       2.27   36.31    1.11
JSB   JSB Financial, Inc. of NY*             24.31    24.31    2.92   12.14    8.69       3.28   13.64        NA      NA     0.52
OCN   Ocwen Financial Corp. of FL            12.19    11.15    0.87    6.99    2.79       0.08    0.62        NA      NA     1.50
SIB   Staten Island Bancorp of NY*           23.55    22.95    1.02    5.10    2.86       1.65    8.29       0.53   93.20    1.20
WES   Westcorp Inc. of Orange CA              9.07     9.05    0.20    2.19    3.55      -0.89   -9.85        NA      NA     1.57

AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA         14.72    14.72    1.04    6.50    7.09       0.98    6.09        NA      NA      NA
ANE   Alliance Bncp of New Eng of CT*         6.90     6.75    0.99   13.13    8.47       0.56    7.48       0.44  276.36    1.76
BKC   American Bank of Waterbury CT*          9.48     9.24    1.61   17.87   10.28       1.40   15.52       1.45   71.20    1.73
BFD   BostonFed Bancorp of MA                 7.80     7.53    0.71    8.64    7.09       0.57    6.89        NA      NA     0.86
CNY   Carver Bancorp, Inc. of NY              8.40     8.12    0.25    3.02    4.90       0.22    2.63        NA      NA     1.26
CBK   Citizens First Fin.Corp. of IL         13.95    13.95    0.71    5.12    4.95       0.40    2.89       0.67   54.73    0.45
EFC   EFC Bancorp Inc of IL                  23.66    23.66   -0.78   -5.19   -4.00       0.94    6.26       0.53   57.48    0.42
EBI   Equality Bancorp, Inc. of MO            9.27     9.27    0.49    5.35    4.26      -0.11   -1.18        NA      NA      NA
ESX   Essex Bancorp of Norfolk VA(8)          0.02    -0.04   -0.24     NM   -24.31      -0.24     NM        1.26   76.64    1.11
FCB   Falmouth Bancorp, Inc. of MA*          19.71    19.71    1.13    5.09    5.46       0.82    3.70        NA      NA     0.67
FAB   FirstFed America Bancorp of MA          8.60     8.60    0.56    5.53    5.78       0.45    4.44       0.27  324.40    1.33
GAF   GA Financial Corp. of PA               13.48    13.36    1.06    7.57    7.68       1.04    7.44       0.23   79.89    0.47
HBS   Haywood Bancshares, Inc. of NC*        14.57    14.11    0.92    6.39    6.44       1.45   10.05       0.60   82.40    0.66
KNK   Kankakee Bancorp, Inc. of IL            9.84     8.44    0.71    6.89    7.61       0.68    6.57       0.97   61.91    0.98
KYF   Kentucky First Bancorp of KY           17.56    17.56    1.08    6.34    5.64       1.06    6.25       0.17  272.34    0.78
NBN   Northeast Bancorp of ME*                7.48     6.89    0.83   11.53    8.47       0.82   11.41       0.81  114.63    1.05
NEP   Northeast PA Fin. Corp of PA           17.78    17.78   -0.28   -1.52   -1.58       0.63    3.42       0.23  182.16    0.72
PDB   Piedmont Bancorp, Inc. of NC           16.56    16.56    1.28    7.79    6.68       1.23    7.54       0.68  116.45    0.97
SSB   Scotland Bancorp, Inc. of NC(8)        24.95    24.95    1.33    4.93    3.91       1.33    4.93        NA      NA     0.57
SZB   SouthFirst Bancshares of AL             9.94     9.70    0.47    4.21    4.13       0.42    3.76       1.56   29.78    0.75
SRN   Southern Banc Company of AL            17.67    17.54    0.51    2.96    3.52       0.51    2.96       0.01  690.91    0.18
SSM   Stone Street Bancorp of NC             27.32    27.32    1.39    4.89    5.33       1.39    4.89       0.03     NA     0.64
TSH   Teche Holding Company of LA            13.84    13.84    0.94    6.94    8.41       0.93    6.83        NA      NA     1.01
FTF   Texarkana Fst. Fin. Corp of AR         14.47    14.47    1.79   11.92    8.57       1.73   11.56       0.18  287.39    0.64
THR   Three Rivers Fin. Corp. of MI          12.83    12.79    0.85    6.31    6.55       0.77    5.71       0.83   59.56    0.78
WSB   Washington SB, FSB of MD                8.76     8.76    0.66    7.69    8.89       0.46    5.38        NA      NA     0.99
WFI   Winton Financial Corp. of OH            7.27     7.14    1.19   16.33    9.69       0.90   12.33        NA      NA      NA

NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN(8)          9.10     8.94    0.73    8.09    4.46       0.49    5.47       1.89   30.48    0.77
FBER  1st Bergen Bancorp of NJ(8)            11.88    11.88    0.72    5.76    3.66       0.72    5.76       0.87  121.69    2.43
AFED  AFSALA Bancorp, Inc. of NY(8)          11.40    11.40    0.62    5.01    4.34       0.68    5.47       0.33  205.73    1.42
ALBK  ALBANK Fin. Corp. of Albany NY(8)       9.46     7.60    1.14   12.53    5.41       1.14   12.49       0.78   93.99    1.05
AMFC  AMB Financial Corp. of IN              11.19    11.19    0.30    2.25    2.67       0.56    4.19       0.28  149.09    0.53
ASBP  ASB Financial Corp. of OH              12.45    12.45    0.94    6.35    5.97       0.93    6.26       0.34  191.18    0.98
ABBK  Abington Bancorp of MA*                 6.37     5.81    0.86   12.84    8.13       0.65    9.73       0.14  353.60    0.77
AABC  Access Anytime Bancorp of NM            7.96     7.96    0.25    3.06    3.07       0.13    1.60       0.34  120.10    0.58
AFBC  Advance Fin. Bancorp of WV             13.07    13.07    0.78    5.32    5.83       0.67    4.61       0.47   88.35    0.49

                                                         Pricing Ratios                      Dividend Data(6)
                                            ----------------------------------------      ------------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       -------   ----   ------   ----  --------      -----   -----   --------
                                              (X)      (%)     (%)     (%)     (x)          ($)     (%)     (%)

NYSE Traded Companies
---------------------
BYS   Bay State Bancorp of MA*                23.22  103.04   21.34  103.04   23.22         0.00    0.00    0.00
CFB   Commercial Federal Corp. of NE          23.41  151.72   12.50  189.90   17.12         0.22    0.96   22.45
DME   Dime Bancorp, Inc. of NY*               14.81  217.89   13.74  263.77     NM          0.20    0.77   11.36
DSL   Downey Financial Corp. of CA            12.26  152.54   12.00  154.15   11.85         0.32    1.29   15.76
FED   FirstFed Fin. Corp. of CA               11.51  148.43    9.69  149.19   12.41         0.00    0.00    0.00
GSB   Golden State Bancorp of CA(8)           16.72  218.08   13.52  260.03   15.88         0.00    0.00    0.00
GDW   Golden West Fin. Corp. of CA            12.46  173.64   13.17  173.64   12.68         0.50    0.55    6.87
GPT   GreenPoint Fin. Corp. of NY*            22.60  193.10   25.42     NM    22.05         0.64    1.76   39.75
JSB   JSB Financial, Inc. of NY*              11.51  138.37   33.63  138.37   10.24         1.60    2.97   34.19
OCN   Ocwen Financial Corp. of FL               NM   229.45   27.97  250.86     NM          0.00    0.00    0.00
SIB   Staten Island Bancorp of NY*              NM   124.19   29.24  127.43   21.49         0.32    1.64   57.14
WES   Westcorp Inc. of Orange CA              28.14   62.59    5.68   62.74     NM          0.20    2.54   71.43

AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA          14.10   94.44   13.90   94.44   15.03         0.44    2.42   34.11
ANE   Alliance Bncp of New Eng of CT*         11.80  166.40   11.49  170.22   20.70         0.20    1.58   18.69
BKC   American Bank of Waterbury CT*           9.73  164.50   15.60  168.89   11.20         0.80    3.72   36.20
BFD   BostonFed Bancorp of MA                 14.10  121.91    9.51  126.35   17.69         0.40    2.13   30.08
CNY   Carver Bancorp, Inc. of NY              20.39   60.48    5.08   62.53   23.45         0.00    0.00    0.00
CBK   Citizens First Fin.Corp. of IL          20.19  101.48   14.15  101.48     NM          0.00    0.00    0.00
EFC   EFC Bancorp Inc of IL                     NM    87.58   20.72   87.58   20.75         0.00    0.00     NM
EBI   Equality Bancorp, Inc. of MO            23.50  112.98   10.48  112.98     NM          0.24    2.04   48.00
ESX   Essex Bancorp of Norfolk VA(8)            NM      NM     0.89     NM      NM          0.00    0.00     NM
FCB   Falmouth Bancorp, Inc. of MA*           18.31   96.97   19.12   96.97   25.21         0.24    1.56   28.57
FAB   FirstFed America Bancorp of MA          17.30  105.16    9.05  105.16   21.57         0.20    1.34   23.26
GAF   GA Financial Corp. of PA                13.03  101.17   13.63  102.02   13.25         0.56    3.58   46.67
HBS   Haywood Bancshares, Inc. of NC*         15.52   98.30   14.32  101.52    9.88         0.60    3.45   53.57
KNK   Kankakee Bancorp, Inc. of IL            13.14   88.23    8.69  102.93   13.78         0.48    1.87   24.62
KYF   Kentucky First Bancorp of KY            17.74  113.09   19.86  113.09   17.99         0.50    3.81   67.57
NBN   Northeast Bancorp of ME*                11.81  116.59    8.73  126.62   11.94         0.21    1.95   23.08
NEP   Northeast PA Fin. Corp of PA              NM    95.99   17.07   95.99   28.20         0.00    0.00     NM
PDB   Piedmont Bancorp, Inc. of NC            14.97  113.56   18.80  113.56   15.47         0.48    5.26     NM
SSB   Scotland Bancorp, Inc. of NC(8)         25.57  141.33   35.26  141.33   25.57         0.20    1.78   45.45
SZB   SouthFirst Bancshares of AL             24.24   95.52    9.49   97.92   27.12         0.60    3.75     NM
SRN   Southern Banc Company of AL             28.41   82.78   14.63   83.39   28.41         0.35    2.80     NM
SSM   Stone Street Bancorp of NC              18.76   92.43   25.25   92.43   18.76         0.46    2.99   56.10
TSH   Teche Holding Company of LA             11.90   79.99   11.07   79.99   12.09         0.50    3.39   40.32
FTF   Texarkana Fst. Fin. Corp of AR          11.68  140.59   20.35  140.59   12.04         0.64    2.78   32.49
THR   Three Rivers Fin. Corp. of MI           15.26   98.51   12.64   98.84   16.86         0.40    2.76   42.11
WSB   Washington SB, FSB of MD                11.25   82.87    7.26   82.87   16.07         0.10    2.22   25.00
WFI   Winton Financial Corp. of OH            10.32  168.57   12.25  171.47   13.68         0.25    2.29   23.58

NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN(8)          22.40  174.08   15.85  177.18     NM          0.27    0.70   15.61
FBER  1st Bergen Bancorp of NJ(8)             27.34  161.27   19.15  161.27   27.34         0.28    1.23   33.73
AFED  AFSALA Bancorp, Inc. of NY(8)           23.05  122.75   13.99  122.75   21.13         0.28    1.58   36.36
ALBK  ALBANK Fin. Corp. of Albany NY(8)       18.48  216.91   20.53  270.13   18.53         0.84    1.32   24.35
AMFC  AMB Financial Corp. of IN                 NM    90.96   10.18   90.96   20.12         0.32    2.31     NM
ASBP  ASB Financial Corp. of OH               16.74  124.20   15.47  124.20   17.00         0.40    3.68   61.54
ABBK  Abington Bancorp of MA*                 12.30  159.90   10.18  175.39   16.24         0.20    1.27   15.63
AABC  Access Anytime Bancorp of NM              NM    97.66    7.77   97.66     NM          0.00    0.00    0.00
AFBC  Advance Fin. Bancorp of WV              17.15   97.10   12.70   97.10   19.80         0.32    2.28   39.02

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700                                                               Exhibit 1B (continued)
                                                                      Weekly Thrift Market Line - Part Two
                                                                         Prices As Of November 10, 1998

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------  ------   ------  ------  ------     ------  ------     ------   ----    -----
                                              (%)     (%)      (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
ALBC  Albion Banc Corp. of Albion NY          8.49     8.49    0.54    6.24    6.18       0.50    5.88       0.47   72.86    0.44
ABCL  Alliance Bancorp, Inc. of IL            8.74     8.66    0.75    8.29    5.05       0.92   10.18       0.17  175.47    0.45
ALLB  Alliance Bank MHC of PA (19.9)         10.81    10.81    0.73    6.67    4.40       0.73    6.67       0.89   54.73    0.91
AHCI  Ambanc Holding Co., Inc. of NY*        10.84    10.84    0.34    3.00    2.75       0.42    3.75       0.61  123.86    1.26
ASBI  Ameriana Bancorp of IN                 12.16    11.94    0.98    8.54    6.50       0.82    7.15       0.56   54.99    0.43
ABCW  Anchor Bancorp Wisconsin of WI          6.36     6.26    1.11   17.39    6.70       0.97   15.09        NA      NA     1.22
ANDB  Andover Bancorp, Inc. of MA*            8.20     8.20    1.19   14.70    7.42       1.16   14.34       0.31  238.74    0.99
ASFC  Astoria Financial Corp. of NY           7.16     5.21    0.80   10.43    7.02       0.74    9.56       0.37   81.42    0.76
AVND  Avondale Fin. Corp. of IL(8)            8.36     8.36   -0.91  -11.02  -14.54      -0.62   -7.53       1.29   84.31    2.96
BCSB  BCSB Bankcorp MHC of MD (38.6)         16.27    16.27    0.80    4.95    3.69       0.80    4.95       0.34   88.87    0.56
BKCT  Bancorp Connecticut of CT*              9.89     9.89    1.43   13.91    7.64       1.21   11.72       0.61  181.32    2.10
BPLS  Bank Plus Corp. of CA                   4.32     3.97    0.19    4.16   12.23       0.28    6.30       1.75   69.27    1.79
BNKU  Bank United Corp. of TX                 5.01     4.57    0.89   17.76    9.16       0.81   16.29       0.62   55.77    0.44
BWFC  Bank West Fin. Corp. of MI             12.83    12.83    0.49    3.63    3.56       0.51    3.74       0.57   28.07    0.23
BANC  BankAtlantic Bancorp of FL              6.79     5.25    0.83   13.30    8.29       0.37    5.99       0.83  101.92    1.20
BKUNA BankUnited Fin. Corp. of FL             5.11     4.27    0.28    6.60    4.89       0.13    3.15       0.46   37.03    0.21
BVCC  Bay View Capital Corp. of CA            6.90     4.44    0.36    5.41    4.42       0.57    8.63        NA      NA     1.06
FSNJ  Bayonne Banchsares of NJ(8)            13.69    13.69    0.73    5.33    3.30       0.73    5.33       0.71   62.50    0.96
BFSB  Bedford Bancshares, Inc. of VA         13.26    13.26    1.23    8.87    5.50       1.21    8.76       0.21  232.62    0.60
BFFC  Big Foot Fin. Corp. of IL              17.27    17.27    0.55    3.12    3.45       0.41    2.32       0.16   87.72    0.26
BYFC  Broadway Fin. Corp. of CA               9.50     9.50    0.45    4.56    8.55       0.28    2.79       1.15   68.56    0.97
BRKL  Brookline Bncp MHC of MA(47.0)         32.99    32.99    2.07    8.28    4.42       2.00    7.97       0.33  467.25    2.39
CBES  CBES Bancorp, Inc. of MO               11.65    11.65    0.85    5.95    6.32       0.55    3.88        NA      NA     0.54
CITZ  CFS Bancorp, Inc. of IN                17.41    17.41    0.58    3.31    3.62       0.64    3.68       0.67   42.30    0.81
CFSB  CFSB Bancorp of Lansing MI              7.82     7.82    1.37   17.55    6.02       1.22   15.71       0.19  304.47    0.62
CKFB  CKF Bancorp of Danville KY             21.44    21.44    1.30    5.93    6.24       1.17    5.32       0.84   26.94    0.25
CNSB  CNS Bancorp, Inc. of MO                22.90    22.90    0.89    3.67    4.59       0.70    2.91       0.23  184.72    0.61
CNYF  CNY Financial Corp of NY*              27.23    27.23    0.47    1.74    2.67       1.06    3.91       1.28   74.83    1.43
CSBF  CSB Financial Group Inc of IL          23.20    21.89    0.76    3.28    4.45       0.74    3.20       1.13   34.83    0.69
CBCI  Calumet Bancorp of Chicago IL(8)       17.73    17.73    1.95   11.64    9.99       1.96   11.72       1.22   99.48    1.57
CAFI  Camco Fin. Corp. of OH                  9.90     9.30    1.26   13.00    7.81       0.91    9.41       0.72   39.75    0.34
CMRN  Cameron Fin. Corp. of MO               19.87    19.87    1.14    5.47    6.07       1.12    5.36       1.06   67.46    0.87
CFNC  Carolina Fincorp of NC*                13.50    13.50    0.93    4.48    6.40       1.05    5.04       0.13  303.47    0.51
CASB  Cascade Financial Corp. of WA           7.08     7.08    0.86   12.32    6.69       0.72   10.34       0.48  193.12    1.08
CATB  Catskill Fin. Corp. of NY*             21.55    21.55    1.29    5.56    6.59       1.26    5.43       0.20  302.80    1.40
CAVB  Cavalry Bancorp of TN                  28.83    28.83    1.59    6.34    3.50       1.16    4.62        NA      NA      NA
CNIT  Cenit Bancorp of Norfolk VA             7.91     7.33    0.90   12.59    6.68       0.83   11.60       0.19  316.10    0.75
CEBK  Central Co-Op. Bank of MA*              9.75     8.88    0.85    8.64    9.16       0.63    6.45       0.40  188.70    1.00
CENB  Century Bancorp, Inc. of NC(8)         19.34    19.34    1.20    4.68    6.79       1.18    4.63       0.47  119.57    0.78
COFI  Charter One Financial of OH             7.58     7.15    1.00   13.71    5.07       1.28   17.47       0.40  142.90    0.82
CVAL  Chester Valley Bancorp of PA            8.66     8.66    0.99   11.50    5.07       0.92   10.61       0.31  283.81    1.22
CLAS  Classic Bancshares, Inc. of KY         14.87    12.79    0.73    4.88    4.95       0.93    6.18       0.29  216.16    0.92
CBSA  Coastal Bancorp of Houston TX           3.85     3.35    0.52   14.57   11.35       0.54   14.92        NA      NA     0.71
CFCP  Coastal Fin. Corp. of SC                5.89     5.89    1.21   19.85    5.63       0.97   15.96       0.48  188.30    1.31
CFKY  Columbia Financial of KY               32.02    32.02    0.64    2.94    2.13       0.64    2.94       0.21  122.95    0.48
CMSB  Commonwealth Bancorp Inc of PA          8.38     6.57    0.52    5.85    5.44       0.34    3.78       0.46   91.32    0.66
CMSV  Commty. Svgs, MHC of FL (48.5)(8)      10.85    10.85    0.70    6.35    4.34       0.65    5.85       0.27  133.22    0.52
CFTP  Community Fed. Bancorp of MS           22.27    22.27    1.24    4.91    4.63       1.07    4.24       0.28   78.26    0.41
CFFC  Community Fin. Corp. of VA             14.09    14.04    1.00    7.33    5.85       0.96    7.02       1.30   48.66    0.71
CIBI  Community Inv. Bancorp of OH            8.93     8.93    0.86    8.07    6.09       0.86    8.07        NA      NA      NA
COOP  Cooperative Bancshares of NC            7.99     7.99    0.63    8.10    6.37       0.58    7.48       0.86   32.97    0.35
CRZY  Crazy Woman Creek Bncorp of WY         23.43    23.43    1.24    5.15    5.63       1.24    5.15        NA      NA      NA
CRSB  Crusader Holding Corp of PA            11.50    10.90    2.28   32.12    7.92       2.09   29.47       0.67   63.39    0.50
DNFC  D&N Financial Corp. of MI               5.60     5.21    0.84   15.34    8.34       0.68   12.38       0.50  109.80    0.83
DCBI  Delphos Citizens Bancorp of OH         22.47    22.47    1.48    5.93    4.95       1.48    5.93        NA      NA      NA
DCOM  Dime Community Bancorp of NY*          10.33     8.98    0.91    7.69    4.74       0.88    7.44       0.33  209.19    1.17

                                                         Pricing Ratios                      Dividend Data(6)
                                             -----------------------------------------      -----------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       -------   ----   ------   ----  --------      -----   -----   --------
                                              (X)      (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
ALBC  Albion Banc Corp. of Albion NY          16.18   98.57    8.37   98.57   17.19         0.12    1.45   23.53
ABCL  Alliance Bancorp, Inc. of IL            19.80  126.82   11.08  127.88   16.13         0.44    2.20   43.56
ALLB  Alliance Bank MHC of PA (19.9)          22.72  147.51   15.95  147.51   22.72         0.36    2.64   60.00
AHCI  Ambanc Holding Co., Inc. of NY*           NM   109.29   11.85  109.29   29.09         0.24    1.50   54.55
ASBI  Ameriana Bancorp of IN                  15.38  128.30   15.60  130.62   18.37         0.64    3.56   54.70
ABCW  Anchor Bancorp Wisconsin of WI          14.92  250.98   15.96  254.97   17.19         0.20    1.04   15.50
ANDB  Andover Bancorp, Inc. of MA*            13.48  185.97   15.25  185.97   13.82         0.72    2.20   29.63
ASFC  Astoria Financial Corp. of NY           14.24  134.69    9.65  185.11   15.53         0.80    1.73   24.69
AVND  Avondale Fin. Corp. of IL(8)              NM    82.64    6.91   82.64     NM          0.00    0.00     NM
BCSB  BCSB Bankcorp MHC of MD (38.6)          27.08  133.93   21.79  133.93   27.08         0.00    0.00    0.00
BKCT  Bancorp Connecticut of CT*              13.09  173.59   17.17  173.59   15.54         0.00    0.00    0.00
BPLS  Bank Plus Corp. of CA                    8.18   33.40    1.44   36.37    5.41         0.00    0.00    0.00
BNKU  Bank United Corp. of TX                 10.91  182.28    9.13  199.70   11.90         0.64    1.62   17.68
BWFC  Bank West Fin. Corp. of MI              28.13  101.47   13.01  101.47   27.27         0.24    2.67     NM
BANC  BankAtlantic Bancorp of FL              12.06  124.42    8.45  160.90   26.75         0.10    1.17   14.08
BKUNA BankUnited Fin. Corp. of FL             20.45   87.46    4.47  104.65     NM          0.00    0.00    0.00
BVCC  Bay View Capital Corp. of CA            22.62   97.69    6.74  151.76   14.18         0.40    2.11   47.62
FSNJ  Bayonne Banchsares of NJ(8)               NM   146.91   20.11  146.91     NM          0.25    1.62   49.02
BFSB  Bedford Bancshares, Inc. of VA          18.18  155.21   20.58  155.21   18.42         0.32    2.29   41.56
BFFC  Big Foot Fin. Corp. of IL               29.00   89.91   15.53   89.91     NM          0.00    0.00    0.00
BYFC  Broadway Fin. Corp. of CA               11.69   51.75    4.91   51.75   19.08         0.20    2.76   32.26
BRKL  Brookline Bncp MHC of MA(47.0)          22.64  126.72   41.80  126.72   23.53         0.20    1.67   37.74
CBES  CBES Bancorp, Inc. of MO                15.83   94.73   11.04   94.73   24.30         0.48    2.78   44.04
CITZ  CFS Bancorp, Inc. of IN                 27.61   91.36   15.90   91.36   24.85         0.32    3.22     NM
CFSB  CFSB Bancorp of Lansing MI              16.61  285.80   22.36  285.80   18.55         0.52    2.19   36.36
CKFB  CKF Bancorp of Danville KY              16.02   96.31   20.65   96.31   17.88         0.54    3.51   56.25
CNSB  CNS Bancorp, Inc. of MO                 21.78   85.74   19.64   85.74   27.46         0.30    2.38   51.72
CNYF  CNY Financial Corp of NY*                 NM    65.41   17.81   65.41   16.75         0.00    0.00    0.00
CSBF  CSB Financial Group Inc of IL           22.45   74.06   17.18   78.47   22.98         0.00    0.00    0.00
CBCI  Calumet Bancorp of Chicago IL(8)        10.01  109.77   19.47  109.77    9.95         0.00    0.00    0.00
CAFI  Camco Fin. Corp. of OH                  12.80  148.31   14.68  157.82   17.70         0.41    2.60   33.33
CMRN  Cameron Fin. Corp. of MO                16.47   92.29   18.33   92.29   16.80         0.28    1.68   27.72
CFNC  Carolina Fincorp of NC*                 15.63  108.43   14.64  108.43   13.89         0.24    2.74   42.86
CASB  Cascade Financial Corp. of WA           14.94  171.73   12.17  171.73   17.81         0.00    0.00    0.00
CATB  Catskill Fin. Corp. of NY*              15.17   86.76   18.69   86.76   15.52         0.37    2.74   41.57
CAVB  Cavalry Bancorp of TN                   28.57  147.82   42.62  147.82     NM          0.20    1.00   28.57
CNIT  Cenit Bancorp of Norfolk VA             14.96  184.11   14.56  198.74   16.24         0.44    2.32   34.65
CEBK  Central Co-Op. Bank of MA*              10.92   91.08    8.88  100.00   14.62         0.32    1.86   20.25
CENB  Century Bancorp, Inc. of NC(8)          14.74   94.98   18.37   94.98   14.89         0.68    4.86   71.58
COFI  Charter One Financial of OH             19.72  246.91   18.70  261.68   15.47         0.56    2.00   39.44
CVAL  Chester Valley Bancorp of PA            19.72  207.87   17.99  207.87   21.37         0.44    1.57   30.99
CLAS  Classic Bancshares, Inc. of KY          20.21   96.07   14.28  111.72   15.96         0.32    2.11   42.67
CBSA  Coastal Bancorp of Houston TX            8.81  118.74    4.57  136.33    8.60         0.32    1.73   15.24
CFCP  Coastal Fin. Corp. of SC                17.76  327.02   19.27  327.02   22.09         0.28    1.47   26.17
CFKY  Columbia Financial of KY                  NM    92.99   29.77   92.99     NM          0.28    2.13     NM
CMSB  Commonwealth Bancorp Inc of PA          18.37  116.47    9.76  148.52   28.42         0.32    2.12   39.02
CMSV  Commty. Svgs, MHC of FL (48.5)(8)       23.02  142.73   15.49  142.73   25.00         0.90    3.87     NM
CFTP  Community Fed. Bancorp of MS            21.59  106.90   23.81  106.90   25.00         0.32    2.25   48.48
CFFC  Community Fin. Corp. of VA              17.08  120.70   17.01  121.18   17.84         0.32    2.64   45.07
CIBI  Community Inv. Bancorp of OH            16.43  140.42   12.54  140.42   16.43         0.24    2.09   34.29
COOP  Cooperative Bancshares of NC            15.71  119.75    9.57  119.75   17.01         0.00    0.00    0.00
CRZY  Crazy Woman Creek Bncorp of WY          17.77   90.94   21.31   90.94   17.77         0.40    2.71   48.19
CRSB  Crusader Holding Corp of PA             12.63  202.15   23.25  213.41   13.76         0.00    0.00    0.00
DNFC  D&N Financial Corp. of MI               11.99  167.76    9.40  180.30   14.86         0.20    0.98   11.70
DCBI  Delphos Citizens Bancorp of OH          20.21  128.12   28.79  128.12   20.21         0.24    1.26   25.53
DCOM  Dime Community Bancorp of NY*           21.11  167.53   17.30  192.60   21.82         0.48    1.86   39.34

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700                                                               Exhibit 1B (continued)
                                                                      Weekly Thrift Market Line - Part Two
                                                                         Prices As Of November 10, 1998

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------  ------   ------  ------  ------     ------  ------     ------   ----    -----
                                              (%)     (%)      (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
ESBF  ESB Financial Corp of PA                7.20     6.42    0.69    9.08    6.44       0.69    9.08       0.60   83.44    1.34
EGLB  Eagle BancGroup of IL                  11.29    11.29    0.41    3.49    3.42       0.08    0.70       1.08   52.94    0.81
EBSI  Eagle Bancshares of Tucker GA           6.92     6.92    0.88   11.78    8.28       0.85   11.46       1.20   49.97    0.78
ETFS  East Texas Fin. Serv. of TX            17.29    17.29    0.53    3.02    3.90       0.45    2.58       0.41   46.61    0.38
ESBK  Elmira Svgs Bank (The) of NY*           6.43     6.43    0.47    7.39    6.73       0.55    8.73       0.75   90.35    0.86
EMLD  Emerald Financial Corp. of OH           8.51     8.41    1.13   14.11    6.38       1.03   12.84       0.33     NA      NA
EFBC  Empire Federal Bancorp of MT           36.22    36.22    1.45    3.95    4.70       1.45    3.95       0.01     NA     0.41
EFBI  Enterprise Fed. Bancorp of OH(8)        9.96     9.71    0.78    6.96    2.26       0.67    5.95        NA      NA     0.32
EQSB  Equitable FSB of Wheaton MD             5.40     5.40    0.95   18.23   12.24       0.55   10.66       0.29     NA      NA
FCBF  FCB Fin. Corp. of Neenah WI            14.47    14.47    1.24    8.45    5.31       0.92    6.26       0.22  327.68    0.98
FFDF  FFD Financial Corp. of OH              17.39    17.39    1.07    4.76    4.69       0.75    3.36       0.09  329.27    0.38
FFLC  FFLC Bancorp of Leesburg FL            12.51    12.51    1.03    7.97    6.75       1.03    7.97       0.19  276.11    0.60
FFWC  FFW Corporation of Wabash IN            9.41     8.66    0.99   10.40    7.88       0.87    9.12       0.43  112.60    0.70
FFYF  FFY Financial Corp. of OH              12.92    12.92    1.24    9.26    6.18       1.21    9.06       0.51   82.43    0.56
FMCO  FMS Financial Corp. of NJ               6.08     6.03    0.85   13.59    7.30       0.85   13.59        NA      NA     1.09
FFHH  FSF Financial Corp. of MN              10.23    10.05    0.75    7.05    6.77       0.68    6.44       0.19  127.62    0.36
FBCI  Fidelity Bancorp of Chicago IL         10.60    10.58    0.19    1.80    1.52       0.60    5.67       0.24   45.86    0.14
FSBI  Fidelity Bancorp, Inc. of PA            7.09     7.09    0.74   10.76    8.53       0.72   10.54       0.17  330.68    1.05
FFFL  Fidelity Bcsh MHC of FL (47.9)          6.15     5.98    0.65    8.98    4.97       0.52    7.18       0.27   78.51    0.34
FFED  Fidelity Fed. Bancorp of IN             3.81     3.81   -0.32   -5.38   -4.63      -0.26   -4.40       0.40  384.49    1.91
FFOH  Fidelity Financial of OH               12.66    11.31    0.88    7.11    6.16       0.84    6.77        NA      NA     0.40
FIBC  Financial Bancorp, Inc. of NY(8)        9.16     9.12    0.95   10.72    4.69       0.92   10.35        NA      NA      NA
SBFL  Fingr Lakes Fin.MHC OF NY(33.1          8.14     8.14    0.41    4.75    2.64       0.33    3.76       0.50   90.60    0.89
FBSI  First Bancshares, Inc. of MO           14.15    13.57    1.10    7.90    6.57       1.10    7.90       1.24   24.67    0.36
FBBC  First Bell Bancorp of PA                9.88     9.88    1.09   10.34    7.69       1.08   10.26       0.08  121.66    0.14
FSTC  First Citizens Corp of GA              10.09     8.07    1.91   19.64    8.07       1.73   17.77       1.17   86.37    1.39
FCME  First Coastal Corp. of ME*              8.95     8.95    0.80    8.29    8.67       0.72    7.47       0.24  650.60    2.55
FDEF  First Defiance Fin.Corp. of OH         17.74    17.74    0.94    4.96    4.51       0.90    4.74       0.29  171.18    0.62
FESX  First Essex Bancorp of MA*              7.73     5.70    0.85   11.56    7.52       0.77   10.41       0.53  173.68    1.50
FFSX  First FSB MHC Sxld of IA(46.3)(8)       7.62     6.14    0.68    8.43    5.00       0.66    8.22       0.34  138.99    0.65
FFES  First Fed of E. Hartford CT             7.45     7.45    0.60    8.60    8.64       0.64    9.07       0.28  101.38    1.36
BDJI  First Fed. Bancorp. of MN              10.46    10.46    0.70    6.62    5.40       0.71    6.70       0.18  202.30    0.78
FFBH  First Fed. Bancshares of AR            14.71    14.71    1.00    6.71    5.56       0.99    6.65       0.85   20.75    0.23
FTFC  First Fed. Capital Corp. of WI          7.50     7.14    1.20   17.20    6.23       0.82   11.80        NA      NA      NA
FFKY  First Fed. Fin. Corp. of KY            13.35    12.67    1.61   11.89    5.56       1.54   11.42       0.53   84.73    0.52
FFBZ  First Federal Bancorp of OH             7.95     7.95    0.82   10.74    4.50       0.78   10.14       0.54  190.00    1.19
FFCH  First Fin. Holdings Inc. of SC          6.80     6.80    0.91   14.12    6.16       0.90   13.89       0.71   97.86    0.81
FFHS  First Franklin Corp. of OH              8.99     8.97    0.81    8.84    8.15       0.67    7.39       0.66   69.48    0.71
FGHC  First Georgia Hold. Corp of GA          8.15     7.62    1.17   14.29    4.82       1.17   14.29       1.65   37.32    0.71
FFSL  First Independence Corp. of KS          9.73     9.73    0.75    7.72    8.95       0.75    7.72       1.07   49.47    0.70
FISB  First Indiana Corp. of IN               9.38     9.28    1.14   12.20    7.14       0.74    7.89       1.11  127.56    1.65
FKAN  First Kansas Financial of KS           19.73    19.47    0.67    3.42    4.54       0.66    3.34       0.05  327.59    0.43
FKFS  First Keystone Fin. Corp of PA          6.50     6.50    0.74   11.05    7.87       0.66    9.83       1.30   32.19    0.86
FLKY  First Lancaster Bncshrs of KY          26.28    26.28    1.03    3.61    3.96       1.03    3.61       1.60   23.31    0.42
FLFC  First Liberty Fin. Corp. of GA          7.76     7.10    0.68    9.04    3.13       0.75    9.97       0.77  132.28    1.51
CASH  First Midwest Fin., Inc. of IA         10.18     9.09    0.71    6.60    6.32       0.64    5.93       1.94   37.96    1.19
FMBD  First Mutual Bancorp Inc of IL(8)      15.10    11.84    0.42    2.95    2.65       0.27    1.93       0.34  115.35    0.50
FMSB  First Mutual SB of Bellevue WA*         7.23     7.23    1.08   14.96    9.60       0.91   12.59       0.05     NA     1.39
FNFI  First Niles Financial of OH            30.74    30.74    0.64    2.08    2.81       0.64    2.08        NA      NA      NA
FNGB  First Northern Cap. Corp of WI         10.62    10.62    1.00    9.10    6.42       0.91    8.27       0.08  578.49    0.55
FWWB  First Savings Bancorp of WA            13.02    12.06    1.20    8.69    5.26       1.11    8.07       0.43  164.95    1.03
FSFF  First SecurityFed Fin of IL            27.20    27.12    1.13    5.03    3.85       1.69    7.50       0.34  170.99    0.94
FSLA  First Source Bancorp of NJ             20.89    20.23    1.22    8.46    5.21       1.14    7.88       0.30  184.63    1.03
SOPN  First Svgs Bancorp of NC               22.86    22.86    1.76    7.70    6.27       1.76    7.70       0.09  220.74    0.28
FBNW  FirstBank Corp of Clarkston WA         15.63    15.63    1.08    7.37    6.13       0.60    4.14       0.39  160.81    0.78
FFDB  FirstFed Bancorp, Inc. of AL            9.89     9.13    0.90    9.30    6.95       0.90    9.30       1.41   41.95    0.90

                                                         Pricing Ratios                      Dividend Data(6)
                                           -----------------------------------------      -----------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       -------   ----   ------   ----  --------      -----   -----   --------
                                              (X)     (%)      (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
ESBF  ESB Financial Corp of PA                15.53  133.22    9.59  149.25   15.53         0.36    2.25   34.95
EGLB  Eagle BancGroup of IL                   29.23  104.63   11.81  104.63     NM          0.00    0.00    0.00
EBSI  Eagle Bancshares of Tucker GA           12.08  134.73    9.33  134.73   12.41         0.64    3.56   42.95
ETFS  East Texas Fin. Serv. of TX             25.61   76.25   13.18   76.25     NM          0.20    1.90   48.78
ESBK  Elmira Svgs Bank (The) of NY*           14.86  106.95    6.88  106.95   12.57         0.64    2.91   43.24
EMLD  Emerald Financial Corp. of OH           15.67  205.88   17.51  208.33   17.21         0.16    1.52   23.88
EFBC  Empire Federal Bancorp of MT            21.30   87.26   31.61   87.26   21.30         0.34    2.49   53.13
EFBI  Enterprise Fed. Bancorp of OH(8)          NM   276.26   27.51  283.31     NM          1.00    2.20     NM
EQSB  Equitable FSB of Wheaton MD              8.17  134.24    7.25  134.24   13.98         0.00    0.00    0.00
FCBF  FCB Fin. Corp. of Neenah WI             18.83  146.45   21.19  146.45   25.39         0.88    3.09   58.28
FFDF  FFD Financial Corp. of OH               21.32  132.42   23.03  132.42     NM          0.30    2.07   44.12
FFLC  FFLC Bancorp of Leesburg FL             14.82  117.13   14.65  117.13   14.82         0.36    2.15   31.86
FFWC  FFW Corporation of Wabash IN            12.69  125.76   11.83  136.70   14.47         0.42    2.55   32.31
FFYF  FFY Financial Corp. of OH               16.19  148.81   19.23  148.81   16.53         0.90    2.88   46.63
FMCO  FMS Financial Corp. of NJ               13.70  176.37   10.72  177.62   13.70         0.12    1.20   16.44
FFHH  FSF Financial Corp. of MN               14.76  105.44   10.79  107.34   16.15         0.50    3.23   47.62
FBCI  Fidelity Bancorp of Chicago IL            NM   115.88   12.28  116.06   20.91         0.40    1.84     NM
FSBI  Fidelity Bancorp, Inc. of PA            11.72  119.47    8.47  119.47   11.97         0.36    2.12   24.83
FFFL  Fidelity Bcsh MHC of FL (47.9)          20.11  174.17   10.71  179.30   25.14         1.00    4.32     NM
FFED  Fidelity Fed. Bancorp of IN               NM   197.92    7.54  197.92     NM          0.00    0.00     NM
FFOH  Fidelity Financial of OH                16.23  114.25   14.46  127.86   17.04         0.32    2.35   38.10
FIBC  Financial Bancorp, Inc. of NY(8)        21.31  219.68   20.11  220.46   22.06         0.50    1.33   28.41
SBFL  Fingr Lakes Fin.MHC OF NY(33.1            NM   175.16   14.26  175.16     NM          0.24    2.18     NM
FBSI  First Bancshares, Inc. of MO            15.22  114.92   16.26  119.81   15.22         0.12    0.93   14.12
FBBC  First Bell Bancorp of PA                13.01  134.45   13.28  134.45   13.11         0.40    2.50   32.52
FSTC  First Citizens Corp of GA               12.39  214.23   21.62  267.94   13.69         0.36    1.32   16.36
FCME  First Coastal Corp. of ME*              11.53   91.94    8.23   91.94   12.81         0.00    0.00    0.00
FDEF  First Defiance Fin.Corp. of OH          22.17  115.56   20.50  115.56   23.22         0.36    2.46   54.55
FESX  First Essex Bancorp of MA*              13.30  147.87   11.42  200.32   14.76         0.56    2.99   39.72
FFSX  First FSB MHC Sxld of IA(46.3)(8)       20.00  162.49   12.38  201.68   20.51         0.48    2.00   40.00
FFES  First Fed of E. Hartford CT             11.57   92.97    6.92   92.97   10.96         0.68    2.72   31.48
BDJI  First Fed. Bancorp. of MN               18.52  118.02   12.34  118.02   18.29         0.00    0.00    0.00
FFBH  First Fed. Bancshares of AR             17.98  117.41   17.27  117.41   18.14         0.28    1.37   24.56
FTFC  First Fed. Capital Corp. of WI          16.06  254.74   19.10  267.65   23.40         0.28    1.71   27.45
FFKY  First Fed. Fin. Corp. of KY             17.97  207.70   27.72  218.77   18.71         0.60    2.18   39.22
FFBZ  First Federal Bancorp of OH             22.22  229.45   18.23  229.45   23.53         0.16    1.33   29.63
FFCH  First Fin. Holdings Inc. of SC          16.22  214.30   14.57  214.30   16.50         0.48    2.45   39.67
FFHS  First Franklin Corp. of OH              12.27  110.29    9.92  110.66   14.67         0.30    2.22   27.27
FGHC  First Georgia Hold. Corp of GA          20.73  276.87   22.56  296.17   20.73         0.00    0.00    0.00
FFSL  First Independence Corp. of KS          11.17   83.20    8.10   83.20   11.17         0.30    2.86   31.91
FISB  First Indiana Corp. of IN               14.00  163.68   15.35  165.35   21.65         0.48    2.29   32.00
FKAN  First Kansas Financial of KS            22.02   75.26   14.85   76.28   22.51         0.00    0.00    0.00
FKFS  First Keystone Fin. Corp of PA          12.71  137.49    8.94  137.49   14.29         0.20    1.33   16.95
FLKY  First Lancaster Bncshrs of KY           25.25   90.84   23.88   90.84   25.25         0.60    4.48     NM
FLFC  First Liberty Fin. Corp. of GA            NM   247.72   19.23  270.86   29.00         0.30    1.38   44.12
CASH  First Midwest Fin., Inc. of IA          15.83  105.12   10.70  117.75   17.60         0.48    2.78   44.04
FMBD  First Mutual Bancorp Inc of IL(8)         NM   109.45   16.53  139.60     NM          0.32    1.84   69.57
FMSB  First Mutual SB of Bellevue WA*         10.42  155.86   11.27  155.86   12.38         0.20    1.60   16.67
FNFI  First Niles Financial of OH               NM    73.99   22.74   73.99     NM          0.00    0.00    0.00
FNGB  First Northern Cap. Corp of WI          15.58  140.02   14.87  140.02   17.14         0.36    3.00   46.75
FWWB  First Savings Bancorp of WA             19.03  165.97   21.60  179.08   20.49         0.36    1.69   32.14
FSFF  First SecurityFed Fin of IL             25.94   97.86   26.62   98.14   17.41         0.00    0.00    0.00
FSLA  First Source Bancorp of NJ              19.18  101.93   21.29  105.24   20.59         0.18    2.13   40.91
SOPN  First Svgs Bancorp of NC                15.94  120.89   27.63  120.89   15.94         1.00    4.42   70.42
FBNW  FirstBank Corp of Clarkston WA          16.33  103.43   16.16  103.43   29.09         0.36    2.25   36.73
FFDB  FirstFed Bancorp, Inc. of AL            14.39  129.96   12.85  140.74   14.39         0.28    2.95   42.42

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700                                                               Exhibit 1B (continued)
                                                                      Weekly Thrift Market Line - Part Two
                                                                         Prices As Of November 10, 1998

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------  ------   ------  ------  ------     ------  ------     ------   ----    -----
                                              (%)     (%)      (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
FSPT  FirstSpartan Fin. Corp. of SC          22.67    22.67    1.42    5.64    4.85       1.34    5.31       0.36  125.28    0.55
FLAG  Flag Financial Corp of GA               8.89     8.89    0.88    9.49    3.32       0.61    6.57       1.33   65.46    1.22
FLGS  Flagstar Bancorp, Inc of MI             5.55     5.40    1.41   23.50    8.36       1.41   23.50       2.26   20.60    0.53
FFIC  Flushing Fin. Corp. of NY*             12.00    11.55    0.91    7.10    5.38       0.93    7.26       0.22  262.60    0.95
FBHC  Fort Bend Holding Corp. of TX(8)        7.15     6.76    0.66   10.00    4.53       0.43    6.58        NA      NA      NA
FTSB  Fort Thomas Fin. Corp. of KY           16.07    16.07    1.18    7.42    6.60       1.18    7.42       1.93   30.61    0.65
FKKY  Frankfort First Bancorp of KY          16.55    16.55    1.21    7.18    6.58       1.21    7.18       0.15   50.76    0.08
FTNB  Fulton Bancorp, Inc. of MO             23.15    23.15    1.07    4.44    4.36       0.82    3.43       0.51  171.86    1.05
GUPB  GFSB Bancorp, Inc of Gallup NM         11.54    11.54    0.78    6.14    5.50       0.78    6.14       0.70   44.69    0.51
GSLA  GS Financial Corp. of LA               36.03    36.03    1.14    2.73    3.61       0.99    2.38       0.12  260.11    0.74
GOSB  GSB Financial Corp. of NY*             23.87    23.87    0.49    1.84    2.02       0.83    3.13       0.07     NA      NA
GBNK  Gaston Fed Bncp MHC of NC(47.0         20.28    20.28    0.73    5.92    2.40       0.66    5.39       0.50  132.06    0.96
GFCO  Glenway Financial Corp. of OH           9.63     9.56    0.90    9.53    5.97       0.90    9.53       0.32  119.55    0.45
GTPS  Great American Bancorp of IL           15.60    15.60    0.72    3.89    4.61       0.72    3.89       0.12  331.46    0.47
PEDE  Great Pee Dee Bancorp of SC            46.01    46.01    1.89    4.14    4.63       1.89    4.14       0.48  107.27    0.62
GSFC  Green Street Fin. Corp. of NC          34.90    34.90    1.59    4.49    4.68       1.59    4.49       0.07  216.10    0.19
GFED  Guaranty Fed Bancshares of MO          23.19    23.19    1.26    5.10    4.24       1.26    5.10       0.29  278.91    0.99
HCBBE HCB Bancshares of Camden AR            17.25    17.04    0.33    1.99    2.63       0.33    1.99       0.44  150.91    1.38
HEMT  HF Bancorp of Hemet CA                  7.92     6.83   -0.02   -0.23   -0.17       0.02    0.31        NA      NA      NA
HFFC  HF Financial Corp. of SD                9.83     9.83    1.06   10.98    9.96       0.91    9.44       0.93  151.01    1.74
HMNF  HMN Financial, Inc. of MN               9.76     8.96    0.79    6.41    7.25       0.56    4.49       0.10  405.75    0.62
HALL  Hallmark Capital Corp. of WI            7.63     7.63    0.66    8.86    7.49       0.62    8.30       0.37     NA      NA
HRBF  Harbor Federal Bancorp of MD           12.78    12.78    0.79    6.25    4.56       0.77    6.05       0.69   33.35    0.34
HARB  Harbor Florida Bancshrs of FL          19.52    19.34    1.39    8.87    5.06       1.32    8.40       0.37  237.31    1.23
HFSA  Hardin Bancorp of Hardin MO            10.30    10.30    0.72    6.61    5.81       0.58    5.34       0.15  144.56    0.41
HARL  Harleysville SB of PA                   6.41     6.41    0.97   14.66    7.11       0.97   14.66        NA      NA     0.79
HFGI  Harrington Fin. Group of IN             3.39     3.39   -0.91  -21.02  -17.12      -0.25   -5.67       0.16   57.76    0.27
HARS  Harris Fin. MHC of PA (24.9)            7.93     7.20    0.80    9.83    3.14       0.57    7.05       0.65   60.95    0.96
HFFB  Harrodsburg 1st Fin Bcrp of KY         26.54    26.54    1.36    5.09    5.35       1.36    5.09       0.55   66.83    0.48
HHFC  Harvest Home Fin. Corp. of OH          11.35    11.35    0.62    5.35    4.50       0.62    5.35       0.09  144.19    0.25
HAVN  Haven Bancorp of Woodhaven NY           5.27     5.05    0.42    7.51    6.15       0.40    7.20       0.40  147.03    1.01
HTHR  Hawthorne Fin. Corp. of CA              3.97     3.97    1.00   22.67   20.22       1.09   24.78       5.28   22.92    1.31
HMLK  Hemlock Fed. Fin. Corp. of IL          15.14    15.14    0.92    5.35    6.05       0.91    5.29        NA      NA     0.82
HBSC  Heritage Bancorp, Inc of SC            31.48    31.48    1.12    5.60    4.05       1.12    5.60       0.44   57.25    0.38
HFWA  Heritage Financial Corp of WA          22.78    20.75    1.16    5.53    3.89       0.71    3.40       0.10  886.55    1.25
HCBC  High Country Bancorp of CO             18.18    18.18    0.84    5.51    5.12       0.84    5.51       0.41  181.40    0.91
HBNK  Highland Bancorp of CA                  7.00     7.00    1.46   19.23   10.51       1.27   16.75       1.65   96.78    2.01
HIFS  Hingham Inst. for Sav. of MA*           9.48     9.48    1.24   13.00    8.59       1.22   12.82       0.20  340.32    0.86
HBEI  Home Bancorp of Elgin IL(8)            24.16    24.16    0.71    2.74    2.76       0.71    2.74       0.24  122.58    0.34
HBFW  Home Bancorp of Fort Wayne IN          11.92    11.92    0.85    6.84    4.54       0.83    6.68       0.10  402.90    0.43
HCFC  Home City Fin. Corp. of OH             13.65    13.65    1.26    7.45    8.08       1.26    7.45        NA      NA     0.65
HOMF  Home Fed Bancorp of Seymour IN          9.61     9.38    1.48   16.28    8.54       1.13   12.39       0.72   83.53    0.72
HWEN  Home Financial Bancorp of IN           17.63    17.63    0.92    5.28    5.73       0.70    4.05        NA      NA     0.91
HLFC  Home Loan Financial Corp of OH         37.72    37.72    1.50    4.75    3.66       1.50    4.75       0.06     NA      NA
HPBC  Home Port Bancorp, Inc. of MA*          8.87     8.87    1.46   15.19    7.75       1.65   17.18       0.11     NA     1.41
HSTD  Homestead Bancorp, Inc. of LA          21.66    21.66    0.75    3.46    4.36       0.75    3.46       0.27  119.47    0.69
HFBC  HopFed Bancorp of KY                   26.78    26.78    1.22    8.52    3.95       1.22    8.52       0.11  107.86    0.23
HZFS  Horizon Fin'l. Services of IA           9.44     9.44    0.66    6.84    5.36       0.79    8.16       1.03   37.74    0.62
HRZB  Horizon Financial Corp. of WA*         15.30    15.30    1.55    9.96    8.22       1.56   10.05       0.03     NA     0.87
HRBT  Hudson River Bancorp Inc of NY         26.74    26.74    0.90    3.36    3.77       1.03    3.85        NA      NA     2.20
ITLA  ITLA Capital Corp of CA*               10.43    10.41    1.43   13.81   11.10       1.43   13.81        NA      NA     1.90
ICBC  Independence Comm Bnk Cp of NY         20.07    18.95   -0.81   -4.22   -3.96       0.68    3.58       0.69  116.06    1.29
IFSB  Independence FSB of DC                  7.96     7.27    1.98   26.14   32.78       1.57   20.76       1.32   19.24    0.42
INBI  Industrial Bancorp of OH               16.00    16.00    1.50    9.13    5.89       1.50    9.13       0.35  138.50    0.55
IWBK  Interwest Bancorp of WA                 7.03     6.44    0.82   11.73    5.08       0.70    9.91       0.64   83.89    0.90
IPSW  Ipswich SB of Ipswich MA*               5.50     5.50    1.14   21.03    8.98       0.97   17.78       0.71   99.04    0.91

                                                         Pricing Ratios                      Dividend Data(6)
                                             -----------------------------------------      -----------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       ------- ------- ------- ------- -------      ------- ------- -------
                                              (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
FSPT  FirstSpartan Fin. Corp. of SC           20.61  123.38   27.97  123.38   21.89         0.80    2.27   46.78
FLAG  Flag Financial Corp of GA                 NM   275.82   24.52  275.82     NM          0.24    2.04   61.54
FLGS  Flagstar Bancorp, Inc of MI             11.96  252.01   13.98  258.96   11.96         0.32    1.22   14.55
FFIC  Flushing Fin. Corp. of NY*              18.60  132.23   15.87  137.34   18.18         0.24    1.50   27.91
FBHC  Fort Bend Holding Corp. of TX(8)        22.07  200.98   14.36  212.49     NM          0.40    1.63   36.04
FTSB  Fort Thomas Fin. Corp. of KY            15.16  109.77   17.64  109.77   15.16         0.25    2.06   31.25
FKKY  Frankfort First Bancorp of KY           15.20  110.09   18.22  110.09   15.20         0.80    5.16     NM
FTNB  Fulton Bancorp, Inc. of MO              22.92  102.02   23.62  102.02   29.67         0.30    1.98   45.45
GUPB  GFSB Bancorp, Inc of Gallup NM          18.17  111.81   12.90  111.81   18.17         0.30    2.20   40.00
GSLA  GS Financial Corp. of LA                27.72   79.64   28.70   79.64     NM          0.28    2.20   60.87
GOSB  GSB Financial Corp. of NY*                NM    93.96   22.43   93.96   29.09         0.12    0.90   44.44
GBNK  Gaston Fed Bncp MHC of NC(47.0            NM   150.44   30.51  150.44     NM          0.20    1.45   60.61
GFCO  Glenway Financial Corp. of OH           16.74  154.30   14.86  155.51   16.74         0.44    2.23   37.29
GTPS  Great American Bancorp of IL            21.71   97.23   15.17   97.23   21.71         0.44    2.67   57.89
PEDE  Great Pee Dee Bancorp of SC             21.61   89.22   41.05   89.22   21.61         0.36    2.82   61.02
GSFC  Green Street Fin. Corp. of NC           21.38   99.59   34.75   99.59   21.38         0.48    3.25   69.57
GFED  Guaranty Fed Bancshares of MO           23.56  113.01   26.21  113.01   23.56         0.32    2.61   61.54
HCBBE HCB Bancshares of Camden AR               NM    65.74   11.34   66.53     NM          0.24    2.53     NM
HEMT  HF Bancorp of Hemet CA                    NM   131.38   10.40  152.25     NM          0.00    0.00     NM
HFFC  HF Financial Corp. of SD                10.04  110.81   10.89  110.81   11.68         0.36    2.53   25.35
HMNF  HMN Financial, Inc. of MN               13.79  101.59    9.92  110.76   19.68         0.24    1.79   24.74
HALL  Hallmark Capital Corp. of WI            13.36  111.51    8.51  111.51   14.26         0.00    0.00    0.00
HRBF  Harbor Federal Bancorp of MD            21.94  135.31   17.29  135.31   22.63         0.52    2.42   53.06
HARB  Harbor Florida Bancshrs of FL           19.75  129.66   25.31  130.89   20.87         0.26    2.35   46.43
HFSA  Hardin Bancorp of Hardin MO             17.20  111.74   11.50  111.74   21.31         0.60    3.20   55.05
HARL  Harleysville SB of PA                   14.07  192.66   12.36  192.66   14.07         0.48    1.65   23.19
HFGI  Harrington Fin. Group of IN               NM   148.49    5.03  148.49     NM          0.12    1.35     NM
HARS  Harris Fin. MHC of PA (24.9)              NM   298.76   23.70  329.04     NM          0.22    1.30   41.51
HFFB  Harrodsburg 1st Fin Bcrp of KY          18.68   95.93   25.46   95.93   18.68         0.40    2.78   51.95
HHFC  Harvest Home Fin. Corp. of OH           22.22  119.35   13.54  119.35   22.22         0.44    3.14   69.84
HAVN  Haven Bancorp of Woodhaven NY           16.27  115.17    6.07  120.21   16.96         0.30    1.88   30.61
HTHR  Hawthorne Fin. Corp. of CA               4.95  102.12    4.06  102.12    4.52         0.00    0.00    0.00
HMLK  Hemlock Fed. Fin. Corp. of IL           16.53   92.77   14.05   92.77   16.72         0.32    2.23   36.78
HBSC  Heritage Bancorp, Inc of SC             24.67   91.64   28.85   91.64   24.67         0.30    1.60   39.47
HFWA  Heritage Financial Corp of WA           25.70  116.12   26.46  127.51     NM          0.18    1.59   40.91
HCBC  High Country Bancorp of CO              19.55   77.79   14.14   77.79   19.55         0.40    3.72   72.73
HBNK  Highland Bancorp of CA                   9.52  185.77   13.01  185.77   10.92         0.50    1.41   13.40
HIFS  Hingham Inst. for Sav. of MA*           11.64  142.74   13.53  142.74   11.81         0.27    1.59   18.49
HBEI  Home Bancorp of Elgin IL(8)               NM   100.86   24.37  100.86     NM          0.40    2.83     NM
HBFW  Home Bancorp of Fort Wayne IN           22.02  151.89   18.11  151.89   22.56         0.32    1.15   25.40
HCFC  Home City Fin. Corp. of OH              12.38  106.73   14.57  106.73   12.38         0.36    2.77   34.29
HOMF  Home Fed Bancorp of Seymour IN          11.71  177.65   17.08  182.09   15.38         0.40    1.67   19.51
HWEN  Home Financial Bancorp of IN            17.44   90.25   15.91   90.25   22.73         0.10    1.33   23.26
HLFC  Home Loan Financial Corp of OH          27.31   94.16   35.52   94.16   27.31         0.20    1.49   40.82
HPBC  Home Port Bancorp, Inc. of MA*          12.91  186.86   16.58  186.86   11.42         0.80    3.37   43.48
HSTD  Homestead Bancorp, Inc. of LA           22.92   79.33   17.18   79.33   22.92         0.20    2.42   55.56
HFBC  HopFed Bancorp of KY                    25.35  126.21   33.80  126.21   25.35         0.30    1.64   41.67
HZFS  Horizon Fin'l. Services of IA           18.66  129.53   12.23  129.53   15.63         0.18    1.44   26.87
HRZB  Horizon Financial Corp. of WA*          12.17  118.23   18.08  118.23   12.06         0.44    3.20   38.94
HRBT  Hudson River Bancorp Inc of NY          26.54   89.18   23.84   89.18   23.15         0.00    0.00    0.00
ITLA  ITLA Capital Corp of CA*                 9.01  116.50   12.15  116.75    9.01         0.00    0.00    0.00
ICBC  Independence Comm Bnk Cp of NY            NM   105.94   21.26  112.15   29.73         0.12    0.90     NM
IFSB  Independence FSB of DC                   3.05   77.13    6.14   84.44    3.84         0.25    1.96    5.98
INBI  Industrial Bancorp of OH                16.96  152.73   24.44  152.73   16.96         0.60    3.16   53.57
IWBK  Interwest Bancorp of WA                 19.67  230.73   16.22  252.04   23.28         0.56    2.21   43.41
IPSW  Ipswich SB of Ipswich MA*               11.14  213.41   11.75  213.41   13.17         0.16    1.31   14.55

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700                                                               Exhibit 1B (continued)
                                                                      Weekly Thrift Market Line - Part Two
                                                                         Prices As Of November 10, 1998

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------  ------   ------  ------  ------     ------  ------     ------   ----    -----
                                              (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
JXVL  Jacksonville Bancorp of TX             14.45    14.45    1.34    9.15    8.42       1.34    9.15       0.62   78.01    0.63
JXSB  Jcksnville SB,MHC of IL (45.6)         10.80    10.80    0.57    5.41    3.74       0.34    3.24       0.79   59.47    0.59
JSBA  Jefferson Svgs Bancorp of MO            9.56     7.67    0.78    8.70    6.03       0.69    7.72       0.74   72.40    0.73
KSBK  KSB Bancorp of Kingfield ME*            7.78     6.77    1.08   13.94    9.50       1.08   13.94        NA      NA     1.15
KFBI  Klamath First Bancorp of OR            14.07    12.96    0.95    6.55    5.41       0.92    6.34        NA      NA     0.29
LSBI  LSB Fin. Corp. of Lafayette IN          8.41     8.41    0.85    9.93    6.41       0.73    8.51        NA      NA     0.79
LVSB  Lakeview Financial of NJ                9.53     6.39    1.75   16.93    9.88       0.75    7.24       0.56  135.74    1.54
LARK  Landmark Bancshares, Inc of KS         13.07    13.07    1.06    7.67    8.01       0.89    6.46       0.25  196.35    0.66
LARL  Laurel Capital Group of PA             11.09    11.09    1.43   13.36    7.37       1.47   13.74       0.27  309.56    1.19
LSBX  Lawrence Savings Bank of MA*           12.07    12.07    2.58   24.91   16.31       2.54   24.56       0.27  357.94    1.76
LFED  Leeds Fed Bksr MHC of MD (36.3         16.29    16.29    1.13    6.89    4.30       1.13    6.89       0.83   28.70    0.38
LXMO  Lexington B&L Fin. Corp. of MO         16.06    14.98    0.78    3.83    5.39       0.78    3.83       0.48  130.50    0.95
LIBB  Liberty Bancorp MHC of NJ (47)         13.75    13.75    0.57    4.26    3.79       0.57    4.26       0.38   80.19    0.44
LFCO  Life Financial Corp of CA(8)           16.18    16.18    3.00   20.55   29.67       3.15   21.59       2.27   20.25    0.75
LFBI  Little Falls Bancorp of NJ             10.91    10.15    0.57    5.18    4.59       0.56    5.11        NA      NA      NA
LOGN  Logansport Fin. Corp. of IN            17.51    17.51    1.46    7.83    7.20       1.47    7.90       0.24  112.44    0.36
MAFB  MAF Bancorp, Inc. of IL                 7.80     6.98    1.09   14.00    6.67       1.04   13.34       0.52   83.69    0.54
MBLF  MBLA Financial Corp. of MO             13.70    13.70    0.86    6.67    7.95       0.85    6.58       0.45   74.68    0.50
MECH  MECH Financial Inc of CT*               9.71     9.71    0.96    9.69    6.00       0.96    9.63       0.51  259.89    2.05
MFBC  MFB Corp. of Mishawaka IN               9.96     9.96    0.79    6.78    7.07       0.81    6.96       0.04  372.13    0.18
MSBF  MSB Financial, Inc of MI               16.51    16.51    1.53    9.21    6.07       1.30    7.79       1.51   33.14    0.54
MARN  Marion Capital Holdings of IN          18.12    17.72    1.14    5.69    6.14       1.14    5.69       0.82  129.18    1.23
MRKF  Market Fin. Corp. of OH                27.62    27.62    0.98    3.00    3.25       0.98    3.00       0.31   30.41    0.16
MASB  MassBank Corp. of Reading MA*          11.81    11.66    1.17   10.24    8.08       1.01    8.83       0.16  166.21    0.82
MFLR  Mayflower Co-Op. Bank of MA*            9.24     9.10    1.13   11.81    6.89       0.98   10.25       0.61  134.79    1.54
MDBK  Medford Bancorp, Inc. of MA*            9.09     8.64    1.08   11.89    8.30       1.01   11.21       0.17  360.57    1.18
MWBX  MetroWest Bank of MA*                   7.44     7.44    1.24   16.82    8.15       1.21   16.51       0.46  345.13    2.28
METF  Metropolitan Fin. Corp. of OH           3.74     3.46    0.70   18.02    8.65       0.61   15.50       1.45   42.45    0.77
MIFC  Mid Iowa Financial Corp. of IA(8)       9.93     9.92    1.02   10.90    5.75       1.01   10.76       0.14  161.58    0.43
MCBN  Mid-Coast Bancorp of ME                 8.02     8.02    0.70    8.30    7.39       0.61    7.21       0.69   79.42    0.70
MWBI  Midwest Bancshares, Inc. of IA          7.36     7.36    0.88   12.32   10.16       0.76   10.67       0.54   54.65    0.49
MFFC  Milton Fed. Fin. Corp. of OH           11.17    11.17    0.67    5.75    4.96       0.54    4.64       0.41   70.20    0.39
MBSP  Mitchell Bancorp, Inc. of NC(8)        39.23    39.23    1.23    3.03    2.98       1.23    3.03       1.54   34.72    0.72
MBBC  Monterey Bay Bancorp of CA             10.77     9.85    0.31    2.74    2.51       0.31    2.74       0.55  112.07    1.08
MONT  Montgomery Fin. Corp. of IN            16.88    16.88    0.92    5.12    5.90       0.92    5.12        NA      NA     0.19
MSBK  Mutual SB, FSB of Bay City MI           6.06     6.06   -1.22  -21.64  -23.87      -0.39   -7.01       0.10  312.68    0.55
MYST  Mystic Financial of MA*                17.74    17.74    0.82    5.37    5.17       0.77    5.03       0.12  540.93    0.88
NHTB  NH Thrift Bancshares of NH              8.14     7.11    0.90   11.39    8.42       0.84   10.56       1.00   95.48    1.21
NSLB  NS&L Bancorp, Inc of Neosho MO         18.47    18.35    0.68    3.55    4.57       0.67    3.49       0.19   41.67    0.14
NSSY  NSS Bancorp of CT(8)*                   8.46     8.25    0.79    9.48    4.54       0.69    8.35       0.63  131.72    1.27
NMSB  Newmil Bancorp, Inc. of CT*             9.35     9.35    0.87    9.34    6.89       0.67    7.15       0.75  179.97    2.87
NBCP  Niagara Bancorp of NY MHC(45.4*        18.22    18.22    0.69    4.92    2.61       1.04    7.38       0.26  199.97    1.06
NBSI  North Bancshares of Chicago IL         10.61    10.61    0.37    3.13    2.97       0.32    2.69        NA      NA     0.26
FFFD  North Central Bancshares of IA         14.86    12.92    1.32    8.91    7.89       1.31    8.79       0.19  424.53    1.03
NEIB  Northeast Indiana Bncrp of IN          13.05    13.05    1.19    8.56    7.70       1.19    8.56       0.41  159.71    0.73
NWSB  Northwest Bcrp MHC of PA (30.8          8.50     7.64    0.92   10.14    3.75       0.90    9.91       0.52  116.00    0.79
NWEQ  Northwest Equity Corp. of WI           12.10    12.10    1.27   10.71    8.63       1.15    9.72       1.71   28.61    0.60
NTMG  Nutmeg FS&LA of CT                      6.06     6.06    0.84   14.08    7.25       0.44    7.44       1.30   35.79    0.53
OHSL  OHSL Financial Corp. of OH             10.84    10.84    0.86    7.94    5.93       0.80    7.37        NA      NA      NA
OCFC  Ocean Fin. Corp. of NJ                 13.71    13.64    0.91    6.22    6.25       0.91    6.22       0.41  113.75    0.80
OTFC  Oregon Trail Fin. Corp. of OR          22.76    22.76    1.15    5.28    6.26       1.15    5.28       0.20  181.83    0.60
OFCP  Ottawa Financial Corp. of MI            8.22     6.74    0.89   10.38    5.97       0.79    9.25       0.50   79.48    0.46
PFFB  PFF Bancorp of Pomona CA                7.59     7.51    0.60    6.81    7.25       0.57    6.50       1.03   82.38    1.32
PHSED PHS Bancorp of PA (45.0)               12.37    12.37    0.72    5.58    4.04       0.66    5.10       0.21  252.66    1.29
PSFI  PS Financial of Chicago IL             26.77    26.77    1.00    3.18    4.20       1.73    5.53       0.41   50.85    0.37
PSBI  PSB Bancorp Inc. of PA*                19.81    19.81    0.78    3.93    5.06       0.78    3.93       1.46   16.02    0.46

                                                         Pricing Ratios                      Dividend Data(6)
                                             -----------------------------------------      -----------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       -------   ----   ------   ----  --------      -----   -----   --------
                                              (X)      (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
JXVL  Jacksonville Bancorp of TX              11.88  106.63   15.41  106.63   11.88         0.50    3.24   38.46
JXSB  Jcksnville SB,MHC of IL (45.6)          26.76  142.19   15.35  142.19     NM          0.30    2.24   60.00
JSBA  Jefferson Svgs Bancorp of MO            16.58  137.25   13.12  171.05   18.68         0.28    1.72   28.57
KSBK  KSB Bancorp of Kingfield ME*            10.53  146.75   11.42  168.67   10.53         0.24    1.71   18.05
KFBI  Klamath First Bancorp of OR             18.49  121.33   17.07  131.68   19.09         0.36    2.03   37.50
LSBI  LSB Fin. Corp. of Lafayette IN          15.61  149.75   12.59  149.75   18.21         0.40    1.36   21.16
LVSB  Lakeview Financial of NJ                10.12  169.22   16.13  252.31   23.65         0.25    1.27   12.89
LARK  Landmark Bancshares, Inc of KS          12.48  101.77   13.30  101.77   14.82         0.60    2.61   32.61
LARL  Laurel Capital Group of PA              13.57  170.71   18.93  170.71   13.19         0.60    3.16   42.86
LSBX  Lawrence Savings Bank of MA*             6.13  135.28   16.33  135.28    6.22         0.00    0.00    0.00
LFED  Leeds Fed Bksr MHC of MD (36.3          23.25  156.80   25.54  156.80   23.25         0.56    3.76     NM
LXMO  Lexington B&L Fin. Corp. of MO          18.55   75.81   12.18   81.27   18.55         0.30    2.61   48.39
LIBB  Liberty Bancorp MHC of NJ (47)          26.35  111.30   15.31  111.30   26.35         0.00    0.00    0.00
LFCO  Life Financial Corp of CA(8)             3.37   63.97   10.35   63.97    3.21         0.00    0.00    0.00
LFBI  Little Falls Bancorp of NJ              21.79  113.33   12.36  121.86   22.08         0.24    1.41   30.77
LOGN  Logansport Fin. Corp. of IN             13.89  111.03   19.45  111.03   13.76         0.44    2.93   40.74
MAFB  MAF Bancorp, Inc. of IL                 15.00  203.03   15.84  226.87   15.74         0.28    1.10   16.47
MBLF  MBLA Financial Corp. of MO              12.58   85.09   11.66   85.09   12.75         0.60    3.16   39.74
MECH  MECH Financial Inc of CT*               16.67  154.20   14.98  154.20   16.77         0.60    2.22   37.04
MFBC  MFB Corp. of Mishawaka IN               14.14  102.63   10.22  102.63   13.78         0.34    1.58   22.37
MSBF  MSB Financial, Inc of MI                16.48  148.08   24.44  148.08   19.48         0.30    2.00   32.97
MARN  Marion Capital Holdings of IN           16.30   99.95   18.11  102.18   16.30         0.88    4.00   65.19
MRKF  Market Fin. Corp. of OH                   NM   111.87   30.90  111.87     NM          0.28    2.22   68.29
MASB  MassBank Corp. of Reading MA*           12.38  122.00   14.41  123.55   14.35         1.08    2.85   35.29
MFLR  Mayflower Co-Op. Bank of MA*            14.52  165.30   15.27  167.70   16.72         0.80    3.30   47.90
MDBK  Medford Bancorp, Inc. of MA*            12.05  141.59   12.87  149.02   12.79         0.40    2.39   28.78
MWBX  MetroWest Bank of MA*                   12.27  193.41   14.38  193.41   12.50         0.20    2.96   36.36
METF  Metropolitan Fin. Corp. of OH           11.56  191.62    7.16  206.73   13.44         0.00    0.00    0.00
MIFC  Mid Iowa Financial Corp. of IA(8)       17.41  177.88   17.67  178.11   17.63         0.08    0.58   10.13
MCBN  Mid-Coast Bancorp of ME                 13.52  112.24    9.01  112.24   15.57         0.20    2.42   32.79
MWBI  Midwest Bancshares, Inc. of IA           9.84  113.22    8.34  113.22   11.36         0.36    2.88   28.35
MFFC  Milton Fed. Fin. Corp. of OH            20.15  114.89   12.84  114.89   25.00         0.60    4.44     NM
MBSP  Mitchell Bancorp, Inc. of NC(8)           NM   100.19   39.31  100.19     NM          0.80    5.08     NM
MBBC  Monterey Bay Bancorp of CA                NM   109.69   11.81  119.91     NM          0.12    0.91   36.36
MONT  Montgomery Fin. Corp. of IN             16.94   85.57   14.45   85.57   16.94         0.22    2.10   35.48
MSBK  Mutual SB, FSB of Bay City MI             NM    90.69    5.49   90.69     NM          0.00    0.00     NM
MYST  Mystic Financial of MA*                 19.35   90.02   15.97   90.02   20.69         0.20    1.67   32.26
NHTB  NH Thrift Bancshares of NH              11.87  130.00   10.58  148.77   12.80         0.60    3.66   43.48
NSLB  NS&L Bancorp, Inc of Neosho MO          21.88   77.83   14.38   78.34   22.25         0.50    3.81     NM
NSSY  NSS Bancorp of CT(8)*                   22.02  206.99   17.51  212.20   25.00         0.52    1.08   23.85
NMSB  Newmil Bancorp, Inc. of CT*             14.51  130.41   12.19  130.41   18.95         0.36    3.06   44.44
NBCP  Niagara Bancorp of NY MHC(45.4*           NM   131.28   23.91  131.28   25.56         0.12    1.04   40.00
NBSI  North Bancshares of Chicago IL            NM   116.30   12.34  116.30     NM          0.40    3.30     NM
FFFD  North Central Bancshares of IA          12.68  112.36   16.69  129.22   12.86         0.32    1.78   22.54
NEIB  Northeast Indiana Bncrp of IN           12.99  112.94   14.73  112.94   12.99         0.36    2.18   28.35
NWSB  Northwest Bcrp MHC of PA (30.8          26.67  258.06   21.95  287.08   27.27         0.16    1.33   35.56
NWEQ  Northwest Equity Corp. of WI            11.59  120.36   14.57  120.36   12.77         0.68    3.89   45.03
NTMG  Nutmeg FS&LA of CT                      13.79  190.17   11.53  190.17   26.09         0.20    1.67   22.99
OHSL  OHSL Financial Corp. of OH              16.87  130.11   14.10  130.11   18.18         0.50    3.57   60.24
OCFC  Ocean Fin. Corp. of NJ                  16.00  104.13   14.27  104.64   16.00         0.48    3.23   51.61
OTFC  Oregon Trail Fin. Corp. of OR           15.96   83.75   19.06   83.75   15.96         0.24    1.81   28.92
OFCP  Ottawa Financial Corp. of MI            16.76  174.83   14.38  213.18   18.80         0.40    1.73   28.99
PFFB  PFF Bancorp of Pomona CA                13.79  102.34    7.76  103.45   14.44         0.00    0.00    0.00
PHSED PHS Bancorp of PA (45.0)                24.78  135.31   16.74  135.31   27.11         0.28    1.95   48.28
PSFI  PS Financial of Chicago IL              23.81   88.73   23.75   88.73   13.70         0.52    5.20     NM
PSBI  PSB Bancorp Inc. of PA*                 19.76   77.68   15.39   77.68   19.76         0.00    0.00    0.00

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700                                                               Exhibit 1B (continued)
                                                                      Weekly Thrift Market Line - Part Two
                                                                         Prices As Of November 10, 1998

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------  ------   ------  ------  ------     ------  ------     ------   ----    -----
                                              (%)     (%)      (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
PVFC  PVF Capital Corp. of OH                 7.20     7.20    1.22   17.04    8.79       1.14   15.93       0.96   64.83    0.72
PBCI  Pamrapo Bancorp, Inc. of NJ            12.45    12.40    1.18    9.26    6.77       1.13    8.91       1.56   38.29    1.03
PFED  Park Bancorp of Chicago IL             20.33    20.33    0.92    4.28    4.78       0.93    4.34       0.07  390.63    0.67
PVSA  Parkvale Financial Corp of PA           7.48     7.44    1.08   13.97    8.73       1.06   13.74       0.43  272.64    1.51
PBHC  Pathfinder BC MHC of NY (45.2)*        11.89    10.15    0.74    6.28    4.46       0.63    5.33       1.40   32.66    0.69
PEEK  Peekskill Fin. Corp. of NY             21.57    21.57    0.98    4.06    4.68       1.00    4.12       0.75   46.50    1.32
PFSB  PennFed Fin. Services of NJ             6.66     5.84    0.76   11.00    9.02       0.72   10.38       0.46   39.60    0.26
PWBK  Pennwood Bancorp, Inc. of PA           17.27    17.27    0.59    3.29    3.59       0.65    3.62       1.44   58.95    1.15
PBKB  People's Bancshares of MA*              3.78     3.62    0.73   17.53    8.00       0.28    6.65        NA      NA     0.92
TSBS  Peoples Bancorp Inc of NJ(8)*          39.22    38.06    1.30    5.03    2.62       1.25    4.85       0.84   55.53    0.84
PFDC  Peoples Bancorp of Auburn IN           14.96    14.96    1.45    9.60    6.59       1.45    9.60        NA      NA     0.35
PBCT  Peoples Bank, MHC of CT (41.2)*         8.91     7.46    1.22   13.50    5.88       0.73    8.08       0.59  177.88    1.64
PFFC  Peoples Fin. Corp. of OH               17.34    17.34    1.15    6.30    5.92       0.53    2.93        NA      NA     0.30
PHBK  Peoples Heritage Fin Grp of ME*         7.41     6.16    0.94   12.97    4.16       1.26   17.41        NA      NA     1.28
PSFC  Peoples Sidney Fin. Corp of OH         18.53    18.53    1.17    4.95    4.18       1.17    4.95       0.91   44.42    0.45
PERM  Permanent Bancorp, Inc. of IN           8.58     7.00    0.59    6.31    4.84       0.56    6.00       0.18  223.89    0.75
PCBC  Perry Co. Fin. Corp. of MO             18.47    18.47    0.98    5.17    5.11       0.97    5.12        NA      NA     0.16
PHFC  Pittsburgh Home Fin Corp of PA          6.93     6.86    0.70    8.13    8.21       0.62    7.21       1.20   38.73    0.81
PFSL  Pocahontas Bancorp of AR               14.44    14.00    0.68    7.04    4.44       0.68    7.04       0.26  159.98    0.88
PTRS  Potters Financial Corp of OH            8.53     8.53    0.76    8.70    7.21       0.68    7.75       0.32  541.52    2.35
PRBC  Prestige Bancorp of PA                  8.98     8.98    0.46    4.55    5.36       0.44    4.42       0.40   72.32    0.41
PFNC  Progress Financial Corp. of PA          6.92     6.18    0.82   14.39    5.50       0.74   12.90        NA      NA     1.19
PROV  Provident Fin. Holdings of CA           9.96     9.96    0.68    6.05    7.05       0.24    2.18       0.67  112.01    0.88
PULB  Pulaski Bk,SB MHC of MO (29.8)(8)      13.42    13.42    1.11    8.38    5.07       0.91    6.88       0.98   39.77    0.51
PLSK  Pulaski SB, MHC of NJ (47.0)           11.77    11.77    0.51    4.32    3.95       0.54    4.61       0.62   85.06    0.97
PULS  Pulse Bancorp of S. River NJ(8)         8.44     8.44    1.04   12.60    5.95       1.04   12.60        NA      NA     1.27
QCFB  QCF Bancorp of Virginia MN             17.49    17.49    1.72    9.92    7.96       1.67    9.62       0.08     NA     1.92
QCBC  Quaker City Bancorp of CA               8.87     8.87    0.87   10.00    8.13       0.81    9.31       0.83  103.46    1.07
QCSB  Queens County Bancorp of NY*            8.67     8.67    1.54   15.23    3.93       1.52   14.97       0.44  125.66    0.63
RARB  Raritan Bancorp of Raritan NJ(8)*       7.74     7.66    1.00   13.30    4.89       0.96   12.83       0.30  294.38    1.23
RELY  Reliance Bancorp, Inc. of NY            7.44     5.12    0.82   10.05    7.96       0.81    9.95       0.40   90.40    0.92
RELI  Reliance Bancshares Inc of WI(8)       52.92    52.92    1.28    2.56    2.49       1.22    2.45       0.47   85.79    0.65
RCBK  Richmond County Fin Corp of NY         19.48    19.42    0.52    2.99    1.76       1.40    8.08       0.24  191.44    1.01
RIVR  River Valley Bancorp of IN             13.63    13.45    0.93    7.10    7.13       0.82    6.23       0.55  158.30    1.03
RVSB  Riverview Bancorp of WA                23.08    22.36    1.69    8.33    5.38       1.60    7.87       0.28  137.60    0.63
RSLN  Roslyn Bancorp, Inc. of NY*            15.43    15.35    1.29    7.43    6.48       1.23    7.10       0.16  412.78    1.89
SCCB  S. Carolina Comm. Bnshrs of SC         19.62    19.62    0.88    3.88    5.19       0.88    3.88       1.87   32.63    0.81
SFED  SFS Bancorp of Schenectady NY(8)       12.30    12.30    0.66    5.30    4.34       0.64    5.13        NA      NA     0.63
SGVB  SGV Bancorp of W. Covina CA             6.82     6.74    0.42    5.55    5.78       0.41    5.41       0.79   40.46    0.46
SISB  SIS Bancorp, Inc. of MA(8)*             7.14     7.14    0.73   10.11    4.17       0.91   12.58       0.26  488.24    2.66
SWCB  Sandwich Bancorp of MA(8)*              8.39     8.16    0.97   11.94    4.19       0.92   11.31       0.57  138.76    1.16
SKAN  Skaneateles Bancorp Inc of NY*          6.91     6.76    0.60    8.67    7.85       0.56    8.03       1.58   64.65    1.29
SKBOD Skibo Fin Corp MHC of PA(45.0)         16.80    16.80    0.57    3.38    2.00       0.68    4.08       0.59   64.19    0.80
SOBI  Sobieski Bancorp of S. Bend IN         13.91    13.91    0.62    4.31    4.90       0.60    4.19       0.08  315.79    0.31
SFFS  Sound Bancorp MHC of NY (44.1)         19.05    19.05    1.20    6.29    6.34       1.20    6.29       0.52   72.34    0.77
SSFC  South Street Fin. Corp. of NC*         16.92    16.92    0.45    2.28    2.67       0.45    2.28       0.23   91.68    0.40
SBAN  SouthBanc Shares Inc. of SC            20.75    20.75    0.86    6.72    3.14       0.91    7.16       0.37  153.09    0.99
SCBS  Southern Commun. Bncshrs of AL         17.34    17.34    1.21    7.33    5.77       1.21    7.33       0.19  602.29    1.69
SMBC  Southern Missouri Bncrp of MO          15.47    15.47    0.66    4.08    4.48       0.70    4.30       1.49   55.70    1.08
SVRN  Sovereign Bancorp, Inc. of PA           5.51     4.86    0.57   11.75    3.77       0.70   14.63        NA      NA     1.18
STFR  St. Francis Cap. Corp. of WI            7.46     6.68    0.77    9.82    6.64       0.75    9.53        NA      NA     0.85
SPBC  St. Paul Bancorp, Inc. of IL            9.60     9.56    1.08   11.84    5.99       1.04   11.36        NA      NA     0.88
SFFC  StateFed Financial Corp. of IA         17.91    17.91    1.16    6.53    6.00       1.16    6.53       1.55   14.83    0.30
SFIN  Statewide Fin. Corp. of NJ              9.72     9.70    0.79    8.16    7.62       0.75    7.83       0.47   95.71    0.89
STSA  Sterling Financial Corp. of WA          5.38     2.37    0.36    6.67    4.97       0.51    9.57       0.57  118.79    1.06
ROSE  T R Financial Corp. of NY*              6.36     6.36    1.05   16.77    7.55       0.88   14.07       0.49   76.53    0.65

                                                        Pricing Ratios                      Dividend Data(6)
                                            -----------------------------------------      -----------------------
                                                                    Price/  Price/        Ind.   Divi-
                                            Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                      Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                      -------   ----   ------   ----  --------      -----   -----   --------
                                             (X)      (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
PVFC  PVF Capital Corp. of OH                11.38  179.03   12.90  179.03   12.17         0.00    0.00    0.00
PBCI  Pamrapo Bancorp, Inc. of NJ            14.78  135.06   16.82  135.68   15.36         1.12    4.77   70.44
PFED  Park Bancorp of Chicago IL             20.90   88.40   17.98   88.40   20.61         0.00    0.00    0.00
PVSA  Parkvale Financial Corp of PA          11.45  155.78   11.65  156.49   11.65         0.48    2.34   26.82
PBHC  Pathfinder BC MHC of NY (45.2)*        22.42  137.98   16.41  161.63   26.40         0.20    1.68   37.74
PEEK  Peekskill Fin. Corp. of NY             21.35   91.86   19.81   91.86   21.03         0.36    2.59   55.38
PFSB  PennFed Fin. Services of NJ            11.08  120.62    8.04  137.68   11.75         0.16    1.17   13.01
PWBK  Pennwood Bancorp, Inc. of PA           27.83   97.46   16.84   97.46   25.30         0.28    2.52   70.00
PBKB  People's Bancshares of MA*             12.50  211.95    8.02  221.45     NM          0.76    3.66   45.78
TSBS  Peoples Bancorp Inc of NJ(8)*            NM   113.60   44.56  117.09     NM          0.10    0.94   35.71
PFDC  Peoples Bancorp of Auburn IN           15.18  143.23   21.43  143.23   15.18         0.48    2.41   36.64
PBCT  Peoples Bank, MHC of CT (41.2)*        16.99  212.43   18.93  253.62   28.38         0.92    3.24   55.09
PFFC  Peoples Fin. Corp. of OH               16.90  110.19   19.11  110.19     NM          0.60    5.00     NM
PHBK  Peoples Heritage Fin Grp of ME*        24.01  221.48   16.40  266.42   17.89         0.44    2.41   57.89
PSFC  Peoples Sidney Fin. Corp of OH         23.93  149.82   27.76  149.82   23.93         0.28    1.67   40.00
PERM  Permanent Bancorp, Inc. of IN          20.66  125.22   10.74  153.41   21.71         0.24    1.87   38.71
PCBC  Perry Co. Fin. Corp. of MO             19.55   98.65   18.22   98.65   19.75         0.50    2.53   49.50
PHFC  Pittsburgh Home Fin Corp of PA         12.17  101.45    7.04  102.56   13.73         0.24    1.71   20.87
PFSL  Pocahontas Bancorp of AR               22.50  102.97   14.87  106.26   22.50         0.24    2.67   60.00
PTRS  Potters Financial Corp of OH           13.86  120.07   10.25  120.07   15.56         0.28    2.00   27.72
PRBC  Prestige Bancorp of PA                 18.66   86.83    7.80   86.83   19.20         0.20    1.51   28.17
PFNC  Progress Financial Corp. of PA         18.18  174.35   12.07  195.26   20.29         0.16    1.14   20.78
PROV  Provident Fin. Holdings of CA          14.19   86.97    8.67   86.97     NM          0.00    0.00    0.00
PULB  Pulaski Bk,SB MHC of MO (29.8)(8)      19.74  160.26   21.50  160.26   24.04         1.10    5.87     NM
PLSK  Pulaski SB, MHC of NJ (47.0)           25.29  106.55   12.54  106.55   23.71         0.30    2.64   66.67
PULS  Pulse Bancorp of S. River NJ(8)        16.81  203.27   17.15  203.27   16.81         0.80    2.74   45.98
QCFB  QCF Bancorp of Virginia MN             12.56  126.69   22.16  126.69   12.95         0.00    0.00    0.00
QCBC  Quaker City Bancorp of CA              12.31  117.13   10.38  117.13   13.22         0.00    0.00    0.00
QCSB  Queens County Bancorp of NY*           25.42     NM    37.65     NM    25.86         0.80    2.67   67.80
RARB  Raritan Bancorp of Raritan NJ(8)*      20.47  256.04   19.83  258.68   21.21         0.60    1.71   35.09
RELY  Reliance Bancorp, Inc. of NY           12.56  127.12    9.46  184.60   12.68         0.72    2.74   34.45
RELI  Reliance Bancshares Inc of WI(8)         NM   103.10   54.56  103.10     NM          0.00    0.00    0.00
RCBK  Richmond County Fin Corp of NY           NM   122.68   23.90  123.07   20.97         0.24    1.57     NM
RIVR  River Valley Bancorp of IN             14.02   96.53   13.16   97.78   15.96         0.22    1.47   20.56
RVSB  Riverview Bancorp of WA                18.58  133.53   30.82  137.80   19.68         0.24    1.79   33.33
RSLN  Roslyn Bancorp, Inc. of NY*            15.43  119.29   18.41  119.87   16.16         0.40    2.34   36.04
SCCB  S. Carolina Comm. Bnshrs of SC         19.29   83.18   16.32   83.18   19.29         0.64    4.74     NM
SFED  SFS Bancorp of Schenectady NY(8)       23.03  120.62   14.84  120.62   23.78         0.32    1.46   33.68
SGVB  SGV Bancorp of W. Covina CA            17.31   96.91    6.61   98.11   17.76         0.00    0.00    0.00
SISB  SIS Bancorp, Inc. of MA(8)*            23.96  219.47   15.67  219.47   19.26         0.64    1.59   38.10
SWCB  Sandwich Bancorp of MA(8)*             23.88  268.23   22.51  275.94   25.22         1.40    2.39   57.14
SKAN  Skaneateles Bancorp Inc of NY*         12.73  106.10    7.33  108.44   13.75         0.28    2.04   25.93
SKBOD Skibo Fin Corp MHC of PA(45.0)           NM   169.25   28.44  169.25     NM          0.20    1.67     NM
SOBI  Sobieski Bancorp of S. Bend IN         20.42   86.10   11.98   86.10   21.01         0.32    2.21   45.07
SFFS  Sound Bancorp MHC of NY (44.1)         15.78   99.20   18.90   99.20   15.78         0.00    0.00    0.00
SSFC  South Street Fin. Corp. of NC*           NM   111.94   18.94  111.94     NM          0.40    4.85     NM
SBAN  SouthBanc Shares Inc. of SC              NM   111.46   23.13  111.46   29.92         0.48    2.43     NM
SCBS  Southern Commun. Bncshrs of AL         17.33  125.48   21.76  125.48   17.33         0.30    2.31   40.00
SMBC  Southern Missouri Bncrp of MO          22.33   98.07   15.17   98.07   21.20         0.50    2.99   66.67
SVRN  Sovereign Bancorp, Inc. of PA          26.53  221.77   12.21  251.52   21.30         0.08    0.57   15.09
STFR  St. Francis Cap. Corp. of WI           15.07  147.64   11.02  165.02   15.53         0.64    1.58   23.88
SPBC  St. Paul Bancorp, Inc. of IL           16.70  188.88   18.13  189.58   17.42         0.60    2.94   49.18
SFFC  StateFed Financial Corp. of IA         16.67  105.97   18.98  105.97   16.67         0.20    1.82   30.30
SFIN  Statewide Fin. Corp. of NJ             13.12  109.44   10.63  109.59   13.69         0.52    3.27   42.98
STSA  Sterling Financial Corp. of WA         20.11  125.68    6.76  285.05   14.02         0.00    0.00    0.00
ROSE  T R Financial Corp. of NY*             13.24  206.95   13.17  206.95   15.78         0.88    2.82   37.29

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700                                                               Exhibit 1B (continued)
                                                                      Weekly Thrift Market Line - Part Two
                                                                         Prices As Of November 10, 1998
                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------  ------   ------  ------  ------     ------  ------     ------   ----    -----
                                              (%)     (%)      (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
THRD  TF Financial Corp. of PA                7.55     6.46    0.60    7.06    6.15       0.54    6.31       0.30   99.86    0.92
THTL  Thistle Group Holdings of PA           27.80    27.80    1.37    4.91    5.89       1.37    4.91       0.22   98.57    0.76
TSBK  Timberland Bancorp of WA               32.35    32.35    1.80    9.17    5.36       1.68    8.53        NA      NA     0.86
TRIC  Tri-County Bancorp of WY               16.74    16.74    1.05    6.57    6.13       0.99    6.24       0.03     NA     0.94
TWIN  Twin City Bancorp, Inc. of TN          12.67    12.67    1.02    7.92    6.47       0.82    6.41       0.37   27.12    0.14
USAB  USABancshares, Inc of PA*               9.74     9.68    0.59    6.21    3.71       0.73    7.64       1.08   49.32    0.90
UCBC  Union Community Bancorp of IN          40.02    40.02    1.44    5.52    3.87       1.44    5.52       0.33   99.15    0.40
UCFC  United Community Fin. of OH            32.31    32.31    1.50    4.65    4.18       1.50    4.65       0.51   72.00    0.95
UBMT  United Fin. Corp. of MT                14.74    14.25    1.12    7.57    5.45       1.09    7.40       0.42  156.46    1.02
UTBI  United Tenn. Bancshares of TN          27.03    27.03    1.36    9.53    5.74       1.36    9.53       0.57  148.60    1.27
WHGB  WHG Bancshares of MD                   15.28    15.28    0.58    3.18    3.83       0.58    3.18       0.65   41.31    0.46
WSFS  WSFS Financial Corp. of DE*             5.96     5.93    1.13   19.24    8.32       1.09   18.56       1.17  128.88    3.15
WVFC  WVS Financial Corp. of PA              11.10    11.10    1.20   10.72    6.52       1.30   11.60        NA      NA     1.19
WRNB  Warren Bancorp of Peabody MA*          10.59    10.59    1.61   15.02    8.39       1.52   14.23       0.90  116.78    1.56
WSBI  Warwick Community Bncrp of NY*         20.99    20.99    0.32    1.46    1.39       1.08    4.93       0.69   67.04    0.80
WFSL  Washington Federal, Inc. of WA         13.61    12.66    1.98   14.88    8.55       1.91   14.40       0.52   81.10    0.57
WAYN  Wayne Svgs Bks MHC of OH (48.2          9.53     9.53    0.71    7.52    3.44       0.64    6.80        NA      NA     0.35
WCFB  Wbstr Cty FSB MHC of IA (45.6)         23.41    23.41    1.40    5.95    3.71       1.40    5.95       0.07  534.72    0.69
WBST  Webster Financial Corp. of CT           6.17     5.29    0.75   13.27    5.96       0.77   13.52       0.39  159.51    1.14
WEFC  Wells Fin. Corp. of Wells MN           13.55    13.55    1.22    8.42    8.72       1.11    7.67        NA      NA      NA
WEBK  West Essex MHC of NJ (42.2)            13.43    13.43    0.34    2.51    2.70       0.34    2.51       1.10   54.38    1.60
WCBI  WestCo Bancorp, Inc. of IL(8)          15.06    15.06    1.42    9.21    5.50       1.41    9.16       0.56   50.90    0.36
WSTR  WesterFed Fin. Corp. of MT             11.15     9.16    0.71    6.63    6.88       0.69    6.47       0.52   94.24    0.74
WOFC  Western Ohio Fin. Corp. of OH          14.52    13.58    0.07    0.51    0.52       0.06    0.43       1.29   74.24    1.36
WEHO  Westwood Hmstd Fin Corp of OH          19.51    19.51    0.76    3.32    3.86       1.05    4.62       0.29   82.74    0.26
FFWD  Wood Bancorp of OH                     13.57    13.57    1.43   11.11    6.34       1.17    9.09       0.16  243.12    0.48
YFCB  Yonkers Fin. Corp. of NY               10.30    10.30    0.89    6.80    7.79       0.80    6.18       0.28  123.06    0.66
YFED  York Financial Corp. of PA              8.89     8.89    0.84    9.54    5.93       0.66    7.56       2.25   31.83    0.90
                                                         Pricing Ratios                      Dividend Data(6)
                                             -----------------------------------------      -----------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       -------   ----   ------   ----  --------      -----   -----   --------
                                              (X)     (%)      (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
THRD  TF Financial Corp. of PA                16.26  121.51    9.17  142.05   18.18         0.48    2.40   39.02
THTL  Thistle Group Holdings of PA            16.98   83.41   23.19   83.41   16.98         0.20    2.22   37.74
TSBK  Timberland Bancorp of WA                18.66   97.79   31.64   97.79   20.08         0.24    1.81   33.80
TRIC  Tri-County Bancorp of WY                16.30  103.54   17.33  103.54   17.17         0.44    3.42   55.70
TWIN  Twin City Bancorp, Inc. of TN           15.45  121.79   15.43  121.79   19.10         0.40    2.91   44.94
USAB  USABancshares, Inc of PA*               26.92  106.87   10.40  107.53   21.88         0.00    0.00    0.00
UCBC  Union Community Bancorp of IN           25.81   85.30   34.14   85.30   25.81         0.38    3.13     NM
UCFC  United Community Fin. of OH             23.93  111.31   35.97  111.31   23.93         0.00    0.00    0.00
UBMT  United Fin. Corp. of MT                 18.33  138.81   20.47  143.64   18.75         1.00    4.04   74.07
UTBI  United Tenn. Bancshares of TN           17.44   89.52   24.20   89.52   17.44         0.00    0.00    0.00
WHGB  WHG Bancshares of MD                    26.09   82.64   12.63   82.64   26.09         0.32    2.67   69.57
WSFS  WSFS Financial Corp. of DE*             12.01  219.56   13.08  220.41   12.45         0.12    0.70    8.45
WVFC  WVS Financial Corp. of PA               15.34  163.16   18.11  163.16   14.17         0.60    4.03   61.86
WRNB  Warren Bancorp of Peabody MA*           11.92  176.26   18.67  176.26   12.58         0.36    3.97   47.37
WSBI  Warwick Community Bncrp of NY*            NM   104.98   22.04  104.98   21.39         0.16    1.17     NM
WFSL  Washington Federal, Inc. of WA          11.70  170.22   23.16  182.98   12.09         0.92    3.62   42.40
WAYN  Wayne Svgs Bks MHC of OH (48.2          29.11  213.78   20.37  213.78     NM          0.62    2.92     NM
WCFB  Wbstr Cty FSB MHC of IA (45.6)          26.98  158.14   37.01  158.14   26.98         0.80    4.71     NM
WBST  Webster Financial Corp. of CT           16.77  177.73   10.97  207.36   16.46         0.44    1.66   27.85
WEFC  Wells Fin. Corp. of Wells MN            11.47  109.84   14.89  109.84   12.59         0.60    3.58   41.10
WEBK  West Essex MHC of NJ (42.2)               NM    92.94   12.48   92.94     NM          0.00    0.00    0.00
WCBI  WestCo Bancorp, Inc. of IL(8)           18.18  170.43   25.67  170.43   18.28         0.68    2.00   36.36
WSTR  WesterFed Fin. Corp. of MT              14.53   94.03   10.48  114.47   14.88         0.54    2.88   41.86
WOFC  Western Ohio Fin. Corp. of OH             NM   101.91   14.79  108.95     NM          1.00    4.35     NM
WEHO  Westwood Hmstd Fin Corp of OH           25.93  104.11   20.31  104.11   18.65         0.40    3.76     NM
FFWD  Wood Bancorp of OH                      15.77  165.63   22.48  165.63   19.28         0.36    2.59   40.91
YFCB  Yonkers Fin. Corp. of NY                12.84   92.29    9.50   92.29   14.14         0.32    2.29   29.36
YFED  York Financial Corp. of PA              16.87  154.14   13.70  154.14   21.29         0.50    2.80   47.17

                                   EXHIBIT 2

                            Pro Forma Analysis Sheet
                             Fully Converted Basis

                                    EXHIBIT 2
                            PRO FORMA ANALYSIS SHEET
                                Willow Grove Bank
                         Prices as of November 10, 1998


                                                                    Peer Group            Pennsylvania          SAIF-Insured
                                                                ------------------    -------------------    -------------------
Price Multiple                      Symbol      Subject (1)      Mean       Median      Mean      Median        Mean     Median
--------------                      ------      -----------      ----       ------      ----      ------        ----     ------
Price-earnings ratio                 P/E            13.76x      19.48x      19.04x     16.64x      16.26x      17.54x     16.81

Price-book ratio              =      P/B            61.92%      85.49%      84.05%    141.22%     133.84%     128.18%    116.30%

Price-assets ratio            =      P/A            10.80%      19.55%      19.29%     13.72%      12.82%      16.21%     14.88%

Valuation Parameters
--------------------

Pre-Conversion Earnings (Y)              $2,616,000                   ESOP Stock Purchases (E)            8.00% (5)
Pre-Conversion Book Value (B)           $37,125,000                   Cost of ESOP Borrowings (S)         0.00% (4)
Pre-Conv. Tang. Book Value (B)          $34,868,000                   ESOP Amortization (T)              10.00  years
Pre-Conversion Assets (A)              $398,723,000                   RRP Amount (M)                      4.00%
Reinvestment Rate (2)(R)                       3.28%                  RRP Vesting (N)                     5.00  years (5)
Est. Conversion Expenses (3)(X)                3.00%                  Foundation (F)                      4.00%
Tax rate (TAX)                                39.00%                  Tax Benefit (Z)                  618,800
Tax rate on Foundation Contribution           34.00%                  Percentage Sold (PCT)             100.00%

Calculation of Pro Forma Value After Conversion
-----------------------------------------------

1.    V=                P/E * (Y)                                            V=       $47,320,001
        --------------------------------------------------------------
        1 - P/E * PCT * ((1-X-E-M-F)*R - (1-TAX)*E/T - (1-TAX)*M/N)

2.    V=              P/B * (B+Z)                                            V=       $47,320,002
        ---------------------------
        1 - P/B * PCT * (1-X-E-M-F)

3.    V=              P/A * (A+Z)                                            V=       $47,320,000
        ---------------------------
        1 - P/A * PCT * (1-X-E-M-F)

                                                                                      Shares                        Aggregate
                                     Shares Sold to   Price Per    Gross Offering    Issued To    Total Shares     Market Value
Conclusion                              Public          Share       Proceeds        Foundation       Issued        of Stock Issued
----------                              ------          -----       --------        ----------       ------        ---------------
Minimum                                 3,867,500       10.00     $38,675,000        154,700       4,022,200         40,222,000
Midpoint                                4,550,000       10.00      45,500,000        182,000       4,732,000         47,320,000
Maximum                                 5,232,500       10.00      52,325,000        209,300       5,441,800         54,418,000
Supermaximum                            6,017,375       10.00      60,173,750        240,695       6,258,070         62,580,700

--------------------------------------------------------------------
(1)  Pricing ratios shown reflect the midpoint value.
(2)  Net return reflects a reinvestment rate of 5.37 percent, and a tax rate of
     39.00 percent.
(3)  Offering expenses shown at estimated midpoint value.
(4)  No cost is applicable since holding company will fund the ESOP loan.
(5) ESOP and MRP amortize over 10 years and 5 years, respectively; amortization expenses tax effected at 39.00 percent.

                                    EXHIBIT 3

                     Pro Forma Effect of Conversion Proceeds
                              Fully Converted Basis

                                    Exhibit 3
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Willow Grove Bank
                                 At the Minimum


1.     Offering Proceeds                                                                                                $38,675,000
       Less: Estimated Offering Expenses                                                                                  1,160,250
                                                                                                                        -----------
       Net Conversion Proceeds                                                                                          $37,514,750


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                          $37,514,750
       Less: Cash Contribution to Foundation                                                                                      0
       Less: Non-Cash Stock Purchases (1)                                                                                 4,641,000
                                                                                                                        -----------
       Net Proceeds Reinvested                                                                                          $32,873,750
       Estimated net incremental rate of return                                                                                3.28%
                                                                                                                        -----------
       Earnings Increase                                                                                                 $1,076,845
       Less: Estimated cost of ESOP borrowings (2)                                                                                0
       Less: Amortization of ESOP borrowings (3)                                                                            188,734
       Less: Recognition Plan Vesting (4)                                                                                   188,734
                                                                                                                        -----------
       Net Earnings Increase                                                                                               $699,377

                                                                                                         Net
                                                                               Before                 Earnings            After
                                                                            Conversion                Increase          Conversion
3.     Pro Forma Earnings                                                   ----------                --------          ----------

       12 Months ended September 30, 1998 (reported)                          $2,616,000                 $699,377        $3,315,377
       12 Months ended September 30, 1998 (core)                              $2,997,000                 $699,377        $3,696,377

                                                            Before            Net Cash               Tax Benefit (5)        After
                                                          Conversion          Proceeds               Of Contribution     Conversion
4.     Pro Forma Net Worth                                ----------          --------               ---------------     ----------

       September 30, 1998                                 $37,125,000        $32,873,750                 $525,980       $70,524,730
       September 30, 1998 (Tangible)                      $34,868,000        $32,873,750                 $525,980       $68,267,730

                                                           Before             Net Cash               Tax Benefit (5)        After
                                                         Conversion           Proceeds               Of Contribution     Conversion
5.     Pro Forma Assets                                  ----------           --------               ---------------     ----------

       September 30, 1998                                $398,723,000        $32,873,750                 $525,980      $432,122,730


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4)  MRP is amortized over 5 years, and amortization expense is tax effected at
     39.00 percent.
(5)  Reflects tax benefit of stock contribution to the Foundation.

                                    Exhibit 3
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Willow Grove Bank
                                 At the Midpoint


1.     Offering Proceeds                                                                                                $45,500,000
       Less: Estimated Offering Expenses                                                                                  1,365,000
                                                                                                                        -----------
       Net Conversion Proceeds                                                                                          $44,135,000


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                          $44,135,000
       Less: Cash Contribution to Foundation                                                                                      0
       Less: Non-Cash Stock Purchases (1)                                                                                 5,460,000
                                                                                                                        -----------
       Net Proceeds Reinvested                                                                                          $38,675,000
       Estimated net incremental rate of return                                                                                3.28%
                                                                                                                        -----------
       Earnings Increase                                                                                                 $1,266,877
       Less: Estimated cost of ESOP borrowings (2)                                                                                0
       Less: Amortization of ESOP borrowings (3)                                                                            222,040
       Less: Recognition Plan Vesting (4)                                                                                   222,040
                                                                                                                        -----------
       Net Earnings Increase                                                                                               $822,797

                                                                                                          Net
                                                                               Before                  Earnings            After
                                                                             Conversion                Increase          Conversion
3.     Pro Forma Earnings                                                    ----------                --------          ----------

       12 Months ended September 30, 1998 (reported)                          $2,616,000               $822,797          $3,438,797
       12 Months ended September 30, 1998 (core)                              $2,997,000               $822,797          $3,819,797

                                                            Before            Net Cash               Tax Benefit (5)       After
                                                          Conversion          Proceeds               Of Contribution     Conversion
                                                          ----------          --------               ---------------     ----------

4.     Pro Forma Net Worth
       September 30, 1998                                 $37,125,000        $38,675,000               $618,800         $76,418,800
       September 30, 1998 (Tangible)                      $34,868,000        $38,675,000               $618,800         $74,161,800

                                                            Before            Net Cash               Tax Benefit (5)       After
                                                          Conversion          Proceeds               Of Contribution     Conversion
5.     Pro Forma Assets                                   ----------          --------               ---------------     ----------

       September 30, 1998                                $398,723,000        $38,675,000               $618,800        $438,016,800


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4)  MRP is amortized over 5 years, and amortization expense is tax effected at
     39.00 percent.
(5)  Reflects tax benefit of stock contribution to the Foundation.

                                    Exhibit 3
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Willow Grove Bank
                                 At the Maximum



1.     Offering Proceeds                                                                                               $52,325,000
       Less: Estimated Offering Expenses                                                                                 1,569,750
                                                                                                                       -----------
       Net Conversion Proceeds                                                                                         $50,755,250


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                         $50,755,250
       Less: Cash Contribution to Foundation                                                                                     0
       Less: Non-Cash Stock Purchases (1)                                                                                6,279,000
                                                                                                                       -----------
       Net Proceeds Reinvested                                                                                         $44,476,250
       Estimated net incremental rate of return                                                                               3.28%
                                                                                                                       -----------
       Earnings Increase                                                                                                $1,456,909
       Less: Estimated cost of ESOP borrowings (2)                                                                               0
       Less: Amortization of ESOP borrowings (3)                                                                           255,346
       Less: Recognition Plan Vesting (4)                                                                                  255,346
                                                                                                                       -----------
       Net Earnings Increase                                                                                              $946,217


                                                                                                          Net
                                                                               Before                   Earnings           After
                                                                              Conversion                Increase         Conversion
3.     Pro Forma Earnings                                                     ----------                --------         ----------

       12 Months ended September 30, 1998 (reported)                         $2,616,000                 $946,217        $3,562,217
       12 Months ended September 30, 1998 (core)                             $2,997,000                 $946,217        $3,943,217

                                                            Before            Net Cash               Tax Benefit (5)        After
                                                          Conversion          Proceeds               Of Contribution     Conversion
4.     Pro Forma Net Worth                                ----------          --------               ---------------     ----------

       September 30, 1998                                $37,125,000        $44,476,250                 $711,620       $82,312,870
       September 30, 1998 (Tangible)                     $34,868,000        $44,476,250                 $711,620       $80,055,870

                                                           Before            Net Cash               Tax Benefit (5)        After
                                                         Conversion          Proceeds               Of Contribution     Conversion
5.     Pro Forma Assets                                  ----------          --------               ---------------     ----------

       September 30, 1998                               $398,723,000        $44,476,250                 $711,620      $443,910,870


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4)  MRP is amortized over 5 years, and amortization expense is tax effected at
     39.00 percent.
(5)  Reflects tax benefit of stock contribution to the Foundation.

                                    Exhibit 3
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Willow Grove Bank
                            At the Supermaximum Value


1.     Offering Proceeds                                                                                               $60,173,750
       Less: Estimated Offering Expenses                                                                                 1,805,213
                                                                                                                       -----------
       Net Conversion Proceeds                                                                                         $58,368,538


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                         $58,368,538
       Less: Cash Contribution to Foundation                                                                                     0
       Less: Non-Cash Stock Purchases (1)                                                                                7,220,850
                                                                                                                       -----------
       Net Proceeds Reinvested                                                                                         $51,147,688
       Estimated net incremental rate of return                                                                               3.28%
                                                                                                                       -----------
       Earnings Increase                                                                                                $1,675,445
       Less: Estimated cost of ESOP borrowings (2)                                                                               0
       Less: Amortization of ESOP borrowings (3)                                                                           293,648
       Less: Recognition Plan Vesting (4)                                                                                  293,648
                                                                                                                       -----------
       Net Earnings Increase                                                                                            $1,088,149


                                                                                                         Net
                                                                               Before                 Earnings            After
                                                                             Conversion               Increase          Conversion
3.     Pro Forma Earnings                                                    ----------               --------          ----------

       12 Months ended September 30, 1998 (reported)                          $2,616,000             $1,088,149         $3,704,149
       12 Months ended September 30, 1998 (core)                              $2,997,000             $1,088,149         $4,085,149

                                                            Before            Net Cash              Tax Benefit (5)        After
                                                          Conversion          Proceeds              Of Contribution      Conversion
4.     Pro Forma Net Worth                                ----------          --------              ---------------      ----------

       September 30, 1998                               $37,125,000          $51,147,688               $818,363        $89,091,051
       September 30, 1998 (Tangible)                    $34,868,000          $51,147,688               $818,363        $86,834,051

                                                           Before             Net Cash              Tax Benefit (5)        After
                                                         Conversion           Proceeds              Of Contribution      Conversion
5.     Pro Forma Assets                                  ----------           --------              ---------------      ----------

       September 30, 1998                              $398,723,000          $51,147,688               $818,363       $450,689,051


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4)  MRP is amortized over 5 years, and amortization expense is tax effected at
     39.00 percent.
(5)  Reflects tax benefit of stock contribution to the Foundation.

                                    EXHIBIT 4

                            Pro Forma Analysis Sheet
                             Minority Stock Offering

                                    EXHIBIT 4
                            PRO FORMA ANALYSIS SHEET
                                Willow Grove Bank
                         Prices as of November 10, 1998

                                                                       Peer Group           Pennsylvania            SAIF-Insured
                                                                    ----------------      -----------------      -----------------
Price Multiple                            Symbol    Subject (1)      Mean     Median        Mean     Median        Mean    Median
--------------                            ------    -----------      ----     ------        ----     ------        ----    -------
Price-earnings ratio                       P/E        15.59x         23.73x    24.27x      17.22x     16.26x      17.54x     16.81

Price-book ratio                 =         P/B        85.38%        159.83%   148.97%     137.14%    133.84%     128.18%    116.30%

Price-assets ratio               =         P/A        11.14%         21.29%    19.65%      13.65%     12.82%      16.21%     14.88%

Valuation Parameters
--------------------

Pre-Conversion Earnings (Y)              $2,616,000                   ESOP Stock Purchases (E)            8.00% (5)
Pre-Conversion Book Value (B)           $37,125,000                   Cost of ESOP Borrowings (S)         0.00% (4)
Pre-Conv. Tang. Book Value (B)          $34,868,000                   ESOP Amortization (T)              10.00 years
Pre-Conversion Assets (A)              $398,723,000                   RRP Amount (M)                      4.00%
Reinvestment Rate (2)(R)                       3.28%                  RRP Vesting (N)                     5.00 years (5)
Est. Conversion Expenses (3)(X)                5.11%                  Foundation (F)                      4.00%
Tax rate (TAX)                                39.00%                  Tax Benefit (Z)                  106,876
Tax rate on Foundation Contribution           34.00%                  Percentage Sold (PCT)              44.29%


Calculation of Pro Forma Value After Conversion
-----------------------------------------------

1.    V=                P/E * (Y)                                            V=       $46,171,772
        --------------------------------------------------------------
        1 - P/E * PCT * ((1-X-E-M-F)*R - (1-TAX)*E/T - (1-TAX)*M/N)

2.    V=              P/B * (B+Z)                                            V=       $45,658,520
        ---------------------------
        1 - P/B * PCT * (1-X-E-M-F)

3.    V=              P/A * (A+Z)                                            V=       $46,244,780
        ---------------------------
        1 - P/A * PCT * (1-X-E-M-F)

                                                                                          Shares                       Aggregate
                          Shares Issued   Shares Sold to   Price Per   Gross Offering    Issued To    Total Shares    Market Value
Conclusion                  To MHC           Public          Share        Proceeds      Foundation       Issued     of Stock Issued
----------                  ------           ------          -----        --------      ----------       ------     ---------------
Minimum                   2,154,750        1,712,750         10.00       $17,127,500      68,510       1,781,260     17,812,600
Midpoint                  2,535,000        2,015,000         10.00        20,150,000      80,600       2,095,600     20,956,000
Maximum                   2,915,250        2,317,250         10.00        23,172,500      92,690       2,409,940     24,099,400
Supermaximum              3,352,538        2,664,838         10.00        26,648,375     106,594       2,771,432     27,714,320

--------------------------------------------------------------------
(1)  Pricing ratios shown reflect the midpoint value.
(2)  Net return reflects a reinvestment rate of 5.37 percent, and a tax rate of
     39.00 percent.
(3)  Offering expenses shown at estimated midpoint value.
(4)  No cost is applicable since holding company will fund the ESOP loan.
(5) ESOP and MRP amortize over 10 years and 5 years, respectively; amortization expenses tax effected at 39.00 percent.

                                    EXHIBIT 5

                                Pro Forma Effects
                             Minority Stock Offering

                                    Exhibit 5
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Willow Grove Bank
                                 At the Minimum


1.     Offering Proceeds                                                                                                $17,127,500
       Less: Estimated Offering Expenses                                                                                    863,563
                                                                                                                        -----------
       Net Conversion Proceeds                                                                                          $16,263,937


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                          $16,263,937
       Less: Cash Contribution to Foundation                                                                                      0
       Less: Non-Cash Stock Purchases (1)                                                                                 2,055,300
                                                                                                                        -----------
       Net Proceeds Reinvested                                                                                          $14,208,637
       Estimated net incremental rate of return                                                                                3.28%
                                                                                                                        -----------
       Earnings Increase                                                                                                   $465,432
       Less: Estimated cost of ESOP borrowings (2)                                                                                0
       Less: Amortization of ESOP borrowings (3)                                                                             83,582
       Less: Recognition Plan Vesting (4)                                                                                    83,582
                                                                                                                        -----------
       Net Earnings Increase                                                                                               $298,268

                                                                                                         Net
                                                                               Before                  Earnings            After
                                                                             Conversion                Increase          Conversion
3.     Pro Forma Earnings                                                    ----------                --------          ----------

       12 Months ended September 30, 1998 (reported)                         $ 2,616,000              $298,268           $2,914,268
       12 Months ended September 30, 1998 (core)                             $ 2,997,000              $298,268           $3,295,268

                                                            Before            Net Cash            Tax Benefit (5)         After
                                                          Conversion          Proceeds            Of Contribution       Conversion
4.     Pro Forma Net Worth                                ----------          --------            ---------------       ----------

       September 30, 1998                                 $37,125,000        $14,208,637              $232,934          $51,566,571
       September 30, 1998 (Tangible)                      $34,868,000        $14,208,637              $232,934          $49,309,571

                                                            Before            Net Cash            Tax Benefit (5)         After
                                                          Conversion          Proceeds            Of Contribution       Conversion
5.     Pro Forma Assets                                   ----------          --------            ---------------       ----------

       September 30, 1998                                $398,723,000        $14,208,637              $232,934         $413,164,571


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4)  MRP is amortized over 5 years, and amortization expense is tax effected at
     39.00 percent.
(5)  Reflects tax benefit of stock contribution to the Foundation.

                                    Exhibit 5
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Willow Grove Bank
                                 At the Midpoint


1.     Offering Proceeds                                                                                                $20,150,000
       Less: Estimated Offering Expenses                                                                                    893,750
                                                                                                                        -----------
       Net Conversion Proceeds                                                                                          $19,256,250

2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                          $19,256,250
       Less: Cash Contribution to Foundation                                                                                      0
       Less: Non-Cash Stock Purchases (1)                                                                                 2,418,000
                                                                                                                        -----------
       Net Proceeds Reinvested                                                                                          $16,838,250
       Estimated net incremental rate of return                                                                                3.28%
                                                                                                                        -----------
       Earnings Increase                                                                                                   $551,571
       Less: Estimated cost of ESOP borrowings (2)                                                                                0
       Less: Amortization of ESOP borrowings (3)                                                                             98,332
       Less: Recognition Plan Vesting (4)                                                                                    98,332
                                                                                                                        -----------
       Net Earnings Increase                                                                                               $354,907

                                                                                                       Net
                                                                               Before                Earnings               After
                                                                             Conversion              Increase             Conversion
3.     Pro Forma Earnings                                                    ----------              --------             ----------

       12 Months ended September 30, 1998 (reported)                          $2,616,000              $354,907           $2,970,907
       12 Months ended September 30, 1998 (core)                              $2,997,000              $354,907           $3,351,907

                                                            Before            Net Cash            Tax Benefit (5)          After
                                                          Conversion          Proceeds            Of Contribution        Conversion
4.     Pro Forma Net Worth                                ----------          --------            ---------------        ----------

       September 30, 1998                                 $ 37,125,000       $16,838,250              $274,040          $54,237,290
       September 30, 1998 (Tangible)                      $ 34,868,000       $16,838,250              $274,040          $51,980,290

                                                            Before            Net Cash            Tax Benefit (5)         After
                                                          Conversion          Proceeds            Of Contribution      Conversion
5.     Pro Forma Assets                                   ----------          --------            ---------------      ----------

       September 30, 1998                                 $398,723,000       $16,838,250              $274,040         $415,835,290


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4)  MRP is amortized over 5 years, and amortization expense is tax effected at
     39.00 percent.
(5)  Reflects tax benefit of stock contribution to the Foundation.

                                    Exhibit 5
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Willow Grove Bank
                                 At the Maximum


1.     Offering Proceeds                                                                                                $23,172,500
       Less: Estimated Offering Expenses                                                                                    923,938
                                                                                                                        -----------
       Net Conversion Proceeds                                                                                          $22,248,562


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                          $22,248,562
       Less: Cash Contribution to Foundation                                                                                      0
       Less: Non-Cash Stock Purchases (1)                                                                                 2,780,700
                                                                                                                        -----------
       Net Proceeds Reinvested                                                                                          $19,467,862
       Estimated net incremental rate of return                                                                                3.28%
                                                                                                                        -----------
       Earnings Increase                                                                                                   $637,709
       Less: Estimated cost of ESOP borrowings (2)                                                                                0
       Less: Amortization of ESOP borrowings (3)                                                                            113,082
       Less: Recognition Plan Vesting (4)                                                                                   113,082
                                                                                                                        -----------
       Net Earnings Increase                                                                                               $411,545


                                                                                                      Net
                                                                               Before               Earnings                After
                                                                             Conversion             Increase             Conversion
3.     Pro Forma Earnings                                                    ----------             --------             ----------

       12 Months ended September 30, 1998 (reported)                          $2,616,000              $411,545           $3,027,545
       12 Months ended September 30, 1998 (core)                              $2,997,000              $411,545           $3,408,545

                                                            Before            Net Cash            Tax Benefit (5)          After
                                                          Conversion          Proceeds            Of Contribution        Conversion
4.     Pro Forma Net Worth                                ----------          --------            ---------------        ----------

       September 30, 1998                                 $37,125,000        $19,467,862              $315,146          $56,908,008
       September 30, 1998 (Tangible)                      $34,868,000        $19,467,862              $315,146          $54,651,008

                                                            Before            Net Cash            Tax Benefit (5)         After
                                                          Conversion          Proceeds            Of Contribution      Conversion
5.     Pro Forma Assets                                   ----------          --------            ---------------      ----------

       September 30, 1998                                $398,723,000        $19,467,862              $315,146         $418,506,008

(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent* of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4)  MRP is amortized over 5 years, and amortization expense is tax effected at
     39.00 percent.
(5)  Reflects tax benefit of stock contribution to the Foundation.

                                    Exhibit 5
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Willow Grove Bank
                            At the Supermaximum Value


1.     Offering Proceeds                                                                                                $26,648,375
       Less: Estimated Offering Expenses                                                                                    958,653
                                                                                                                        -----------
       Net Conversion Proceeds                                                                                          $25,689,722


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                          $25,689,722
       Less: Cash Contribution to Foundation                                                                                      0
       Less: Non-Cash Stock Purchases (1)                                                                                 3,197,805
                                                                                                                        -----------
       Net Proceeds Reinvested                                                                                          $22,491,917
       Estimated net incremental rate of return                                                                                3.28%
                                                                                                                        -----------
       Earnings Increase                                                                                                   $736,768
       Less: Estimated cost of ESOP borrowings (2)                                                                                0
       Less: Amortization of ESOP borrowings (3)                                                                            130,044
       Less: Recognition Plan Vesting (4)                                                                                   130,044
                                                                                                                        -----------
       Net Earnings Increase                                                                                               $476,680


                                                                                                      Net
                                                                               Before               Earnings               After
                                                                             Conversion             Increase             Conversion
3.     Pro Forma Earnings                                                    ----------             --------             ----------

       12 Months ended September 30, 1998 (reported)                         $2,616,000              $476,680            $3,092,680
       12 Months ended September 30, 1998 (core)                             $2,997,000              $476,680            $3,473,680

                                                            Before            Net Cash            Tax Benefit (5)          After
                                                          Conversion          Proceeds            Of Contribution        Conversion
4.     Pro Forma Net Worth                                ----------          --------            ---------------        ----------

       September 30, 1998                                $37,125,000        $22,491,917              $362,418           $59,979,335
       September 30, 1998 (Tangible)                     $34,868,000        $22,491,917              $362,418           $57,722,335

                                                            Before            Net Cash            Tax Benefit (5)         After
                                                          Conversion          Proceeds            Of Contribution      Conversion
5.     Pro Forma Assets                                   ----------          --------            ---------------      ----------

       September 30, 1998                               $398,723,000        $22,491,917              $362,418          $421,577,335


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4)  MRP is amortized over 5 years, and amortization expense is tax effected at
     39.00 percent.

                                    EXHIBIT 6

                          Firm Qualifications Statement

[LETTERHEAD]



                                                    FIRM QUALIFICATION STATEMENT



RP Financial provides financial and management consulting and valuation services to the financial services industry nationwide, particularly federally-insured financial institutions. RP Financial establishes long-term client relationships through its wide array of services, emphasis on quality and timeliness, hands-on involvement by our principals and senior consulting staff, and careful structuring of strategic plans and transactions. RP Financial's staff draws from backgrounds in consulting, regulatory agencies and investment banking, thereby providing our clients with considerable resources.

STRATEGIC AND CAPITAL PLANNING
RP Financial's strategic and capital planning services are designed to provide effective workable plans with quantifiable results. Through a program known as SAFE (Strategic Alternatives Financial Evaluations), RP Financial analyzes strategic options to enhance shareholder value or other established objectives. Our planning services involve conducting situation analyses; establishing mission statements, strategic goals and objectives; and identifying strategies for enhancement of franchise value, capital management and planning, earnings improvement and operational issues. Strategy development typically includes the following areas: capital formation and management, asset/liability targets, profitability, return on equity and market value of stock. Our proprietary financial simulation model provides the basis for evaluating the financial impact of alternative strategies and assessing the feasibility/compatibility of such strategies with regulations and/or other guidelines.

MERGER AND ACQUISITION SERVICES
RP Financial's merger and acquisition (M&A) services include targeting candidates and potential acquirors, assessing acquisition merit, conducting detailed due diligence, negotiating and structuring transactions, preparing merger business plans and financial simulations, rendering fairness opinions and assisting in implementing post-acquisition strategies. Through our financial simulations, comprehensive in-house data bases, valuation expertise and regulatory knowledge, RP Financial's M&A consulting focuses on structuring transactions to enhance shareholder returns.

VALUATION SERVICES
RP Financial's extensive valuation practice includes valuations for a variety of purposes including mergers and acquisitions, mutual-to-stock conversions, ESOPs, subsidiary companies, mark-to-market transactions, loan and servicing portfolios, non-traded securities, core deposits, FAS 107 (fair market value disclosure), FAS 122 (loan servicing rights) and FAS 123 (stock options). Our principals and staff are highly experienced in performing valuation appraisals which conform with regulatory guidelines and appraisal industry standards. RP Financial is the nation's leading valuation firm for mutual-to-stock conversions of thrift institutions.

OTHER CONSULTING SERVICES AND DATA BASES
RP Financial offers a variety of other services including branching strategies, feasibility studies and special research studies, which are complemented by our quantitative and computer skills. RP Financial's consulting services are aided by its in-house data base resources for commercial banks and savings institutions and proprietary valuation and financial simulation models.

YEAR 2000 SERVICES
RP Financial, through a relationship with a computer research and development company with a proprietary methodology, offers Year 2000 advisory and conversion services to financial institutions which are more cost effective and less disruptive than most other providers of such service.

RP Financial's Key Personnel (Years of Relevant Experience)
    Ronald S. Riggins, Managing Director (18)
    William E. Pommerening, Managing Director (14)
    Gregory E. Dunn, Senior Vice President (16)
    James P. Hennessey, Senior Vice President (13)
    James J. Oren, Senior Vice President (11)


[LETTERHEAD]